As filed with the Securities and Exchange Commission on July 1, 2016

Securities Act Registration No. 333-208675

Investment Company Act Registration No. 811-23035

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement

under

the Securities Act of 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

and/or

Registration Statement

Under

the Investment Company Act of 1940	☒
Amendment No. 7	☒

The Gabelli Go Anywhere Trust

(Exact Name of Registrant as Specified in Declaration of Trust)

One Corporate Center

Rye, New York 10580-1422

(Address of Principal Executive Offices)

(800) 422-3554

(Registrant’s Telephone Number, Including Area Code)

Agnes Mullady

The Gabelli Go Anywhere Trust

One Corporate Center

Rye, New York 10580-1422

(Name and Address of Agent for Service)

Copies to:

Andrea R. Mango, Esq.	Richard T. Prins, Esq.	Thomas A. DeCapo, Esq.
The Gabelli Go Anywhere Trust One Corporate Center Rye, New York 10580-1422	Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036	Skadden, Arps, Slate, Meagher & Flom LLP 500 Boylston Street Boston, Massachusetts 02116

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Shares, $0.001 par value (“Common Shares”)	6,000,000	$20.00(1)	$120,000,000(1)	$12,084.00(2)
Series A Cumulative Puttable and Callable Preferred Shares, par value $0.001 (“Series A Preferred Shares”)	2,000,000	$40.00(1)	$80,000,000(1)	$8,056.00(3)
Combinations, each consisting of three Common Shares and one Series A Preferred Share	2,000,000	—	—	—

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	The Registrant claims a credit of $10,458.00 for fees attributable to 4,500,000 Common Shares previously registered and unsold under the Registrant’s registration statement dated June 5, 2015 (File No. 333-202459) pursuant to the “offset” provision of Rule 457(p).
(3)	The Registrant claims a credit of $6,972.00 for fees attributable to 1,500,000 Series A Preferred Shares previously registered and unsold under the Registrant’s registration statement dated June 5, 2015 (File No. 333-202459) pursuant to the “offset” provision of Rule 457(p).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Dated July 1, 2016

PROSPECTUS

The Gabelli Go Anywhere Trust

Minimum Offering of 1,500,000, and Maximum Offering of 6,000,000 Common Shares

Minimum Offering of 500,000, and Maximum Offering of 2,000,000

Series A Cumulative Puttable and Callable Preferred Shares

Minimum Offering of 500,000, and Maximum Offering of 2,000,000

Combinations Consisting of the Foregoing Common and Preferred Shares

$20 per Common Share                     $40 per Preferred Share

($100 per Combination)

Investment Objective.    The Gabelli Go Anywhere Trust (the “Fund”) is a non-diversified, closed-end management investment company with no operating history. The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Investment Adviser.    The Fund’s investment adviser is Gabelli Funds, LLC (the “Adviser”).

Investment Strategy.    Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts and warrants and rights to purchase such securities and, to a lesser extent, in debt securities. Debt securities in which the Fund may invest include non-investment grade debt securities. The Fund’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. See “Risk Factors and Special Considerations—Risks Related to the Fund’s Portfolio Investments—Non-Investment Grade Securities Risk.”

The Fund may invest up to 40% of its total assets in common and preferred equity securities issued by other closed-end management investment companies (“Portfolio Funds”) selected by the Adviser that invest significantly in equity or income producing securities.

See “Investment Objective and Policies” in the prospectus.

Listing.    The Fund’s common shares of beneficial interest (the “common shares”) are expected to be listed on the New York Stock Exchange (“NYSE”) or the NYSE MKT LLC (“NYSE MKT”), subject to notice of issuance, under the symbol “GGO,” and the Fund’s Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred Shares”) are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.A”. You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share (a “Combination”). Each Combination is expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.C” for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

Risks.    An investment in the Fund is subject to, among others, the following risks:

•	The solicitation fee for this offering, the offering costs and the Fund’s operating expenses are paid from assets attributable to the common shares. In the aggregate, assuming the Fund sells the minimum number of common shares necessary to close this offering, the Fund’s operating expenses are expected to be approximately 2.67% of common share assets for the Fund’s first year of operations. Offering costs will be 0.20% of common share assets. Distributions payable on the Series A Preferred Shares are expected to be approximately 5.33% of common share assets for the Fund’s first year of operations. The solicitation fee represents 5.00% of the offering price of the common shares.

•	The Series A Preferred Shares are entitled to a certain level of distributions, which reduces the amount of income and capital gains available to be paid to common shareholders. Since the Fund may not pay any distributions to common shareholders during the Fund’s first year of operations, a greater risk exists that the common shares will trade at a discount to net asset value during the Fund’s first year of operations once individual trading in common shares commences on the NYSE or the NYSE MKT.

•	Although the distribution rate for the Series A Preferred Shares is 8% for the Fund’s first year of operations, that rate represents 3.2% of a shareholder’s total Combination investment. Further, this distribution rate is reduced to 5% beginning in the Fund’s second year of operations. However, the Fund intends to begin paying common shareholders a fixed quarterly distribution beginning in the Fund’s second year of operations.

•	The common share tender offer risk described on the next page.

•	The risks that are described under “Risk Factors and Special Considerations” beginning on page 48 of this prospectus, and summarized under “Prospectus Summary—Risk Factors and Special Considerations” beginning on page 19.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Combination	Total Minimum	Total Maximum
Subscription Price(1)(2)	$100.00	$50,000,000	$200,000,000
Solicitation Fee(2)	$3.00	$1,500,000	$6,000,000
Estimated Offering Expenses(3)	$0.12	$60,000	$240,000
Proceeds, After Expenses, to the Fund(2)(3)	$96.88	$48,440,000	$193,760,000

The common shares and Series A Preferred Shares, as well as the Combinations, are expected to be ready for delivery in book entry form on or about [    ] if the offering is not extended; [    ] if the offering is extended one time; and [    ] if the offering is extended a second time.

G.research, LLC

The date of this prospectus is [    ], 2016.

(1)	You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share (a total public offering price of $100 per Combination, representing $20 per common share and $40 per Series A Preferred Share). You cannot purchase the common shares or the Series A Preferred Shares individually or in any other ratio.

(2)	Except as described below, each Combination will be sold at $100 per Combination. A solicitation fee of $3.00 per Combination (3.00% of the public offering price per Combination) will be paid by the Fund to G.research, LLC, the Fund’s distributor (the “Distributor”). The Distributor may reallow all or any part of the solicitation fee to broker-dealers that have executed and delivered a soliciting dealer agreement (each, a “Dealer”) to the Distributor. The Distributor may also determine to rebate to the Fund any part of the solicitation fee earned by the Distributor for sales of Combinations made by the Distributor. The Adviser and/or its control affiliates may purchase Combinations at $97.50 per Combination. For Combinations purchased by the Adviser and/or its control affiliates at $97.50 per Combination, the Fund will pay a solicitation fee to the Distributor of $0.50 per Combination.

Investors purchasing Combinations may ultimately bear a solicitation fee that is the economic equivalent of less than 3.00% of the public offering price per Combination; however, in no event will the solicitation fee, in the aggregate, exceed 3.00% of the aggregate gross offering proceeds from the sale of common shares and Series A Preferred Shares in this offering.

The minimum required purchase by each investor is 50 Combinations, equating to 150 common shares and 50 Series A Preferred Shares.

The Distributor acts as principal underwriter and distributor for the Fund’s common shares and Series A Preferred Shares and serves in that capacity on a best efforts basis, subject to various conditions. The Distributor and Dealers are not required to sell any specific dollar amount or number of common shares or Series A Preferred Shares, but will use their best efforts to sell the common shares and Series A Preferred Shares offered. The offering of common shares and Series A Preferred Shares will remain open until 5:00 pm Eastern Time on [            ], 2016, subject to up to 2 extensions of no more than 10 days per extension by the Fund and the Distributor (the “Expiration Date”). If on or prior to the Expiration Date the Fund has not received subscriptions for at least 500,000 Combinations (gross offering proceeds of $50,000,000, or $30,000,000 of common shares and $20,000,000 of Series A Preferred Shares, assuming the maximum public offering price of $100 per Combination), the Fund will not complete the offering. The Fund will also not complete the offering if it cannot satisfy the minimum standards required for listing the Combinations, common shares and Series A Preferred Shares on the NYSE or the NYSE MKT, or if market or economic factors make it, in the judgment of the Fund’s Board, impractical or unadvisable to complete the offering. The Adviser and/or its affiliates or their personnel may purchase Combinations in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering. The Adviser and/or its affiliates, and certain of their personnel, have undertaken not to sell, transfer, assign, pledge, or hypothecate, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of any Common Shares, Series A Preferred Shares and Combinations purchased in this offering for a period of 180 days after the effectiveness of the registration statement relating to this offering. The Distributor will not purchase Combinations in this offering; however, as reflected above, personnel of the Distributor and affiliates of the Distributor and their personnel may purchase Combinations in this offering. See “Risk Factors and Special Considerations—General Risks—Offering Risk.”

All subscription payments will be held by the escrow agent, Computershare Trust Company, N.A., in trust for the Fund’s subscribers’ benefit, pending release to us at closing. If the Fund does not complete the offering for any reason, your subscription payment will be returned to you promptly following the Expiration Date without interest. We will not deduct any fees or expenses if we return funds from the escrow account.

See “Plan of Distribution” in the prospectus.

(3)	The Adviser has agreed to pay (i) the Fund’s organizational expenses and (ii) offering expenses of the Fund to the extent that offering expenses (other than the solicitation fee) exceed $0.04 per common share. The Fund will pay offering expenses of the Fund of up to $0.04 per common share (in addition to the solicitation fee), which may include a reimbursement of the Adviser’s expenses incurred in connection with this offering (but only to the extent such expenses, together with all other offering expenses, other than the solicitation fee, amount to $0.04 per common share or less). Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. The aggregate organizational and offering expenses (other than the solicitation fee) are estimated to be $393,000 assuming the Fund sells the minimum number of Combinations required to complete the offering, and $475,000 if the Fund sells the maximum number of Combinations offered. The aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $60,000 (or $0.04 per common share), assuming the Fund sells the minimum number of Combinations required to complete the offering. If the Fund sells the maximum number of Combinations offered, the aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $240,000 (or $0.04 per common share). The aggregate organizational and offering expenses (other than the solicitation fee) to be incurred by the Adviser on behalf of the Fund are estimated to be $333,000, assuming the Fund sells the minimum number of Combinations required to complete the offering; if the Fund sells the maximum number of Combinations offered, the aggregate offering expenses (other than the solicitation fee) to be incurred by the Adviser on behalf of the Fund are estimated to be $235,000.

No Prior History.    Because the Fund is newly organized, the Fund’s common shares and Series A Preferred Shares, as well as the Combinations, have no history of public trading. Common shares of closed-end investment companies frequently trade at a discount from their NAV and Combinations may trade at a discount from the sum of the NAV of the common shares and the liquidation preference of the Series A Preferred Shares. The risk of loss due to this discount may be greater for investors expecting to sell their common shares (or a Combination) in a relatively short period after completion of the public offering.

Common Share Tender Offer.  The Fund’s Declaration of Trust provides that not later than 30 days prior to the fifth anniversary of the closing date (i.e., on or about [    ], 2021 if the offering is not extended; [    ], 2021 if the offering is extended one time; [    ], 2021 if the offering is extended a second time), the Fund will commence a cash tender offer for any and all of the common shares at a price per common share determined by the Board and expressed as a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases such common shares pursuant to such tender offer. The Declaration of Trust provides that this provision of the Declaration of Trust may be removed, or amended to delay the commencement of the tender offer, only upon the affirmative vote of a majority of the Fund’s Trustees then in office and the affirmative vote of the holders of a majority of the common shares and Series A Preferred Shares present at a meeting called for such purpose at which a quorum is present (i.e., a majority of a quorum). See “Risk Factors and Special Considerations—General Risks—Tender Offer Risk”.

Pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), prior to purchasing common shares tendered pursuant to such tender offer, the Fund will, pursuant to the terms of the Series A Preferred Shares, redeem any amount of Series A Preferred Shares necessary to ensure that the Fund will have “asset coverage,” as defined in the 1940 Act, of at least 200% for the Series A Preferred Shares after deducting the purchase price for the common shares to be purchased in such tender offer.

Leverage.  The issuance of the Series A Preferred Shares in this offering will create a leveraged capital structure for the common shares. The Fund may also engage in investment management techniques that will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid assets on its accounting records equal to the Fund’s obligations in respect of such techniques. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem Series A Preferred Shares or otherwise de-leverage so as to maintain required asset coverage amounts, including in connection with the common share tender offer described above. See “Leverage” and “Risk Factors and Special Considerations—General Risks—Tender Offer Risk.”

The use of leverage is subject to numerous risks. When leverage is employed, the Fund’s NAV and market price of the Fund’s common shares and the yield to holders of common shares will be more volatile than if leverage was not used. For example, a rise in short term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund may employ may not be successful. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

****

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares and the Series A Preferred Shares, and retain it for future reference. A Statement of Additional Information (the “SAI”), dated [ ], 2016 containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our annual and semiannual reports, request a free copy of the SAI, the table of contents of which is on page 91 of this prospectus, by calling toll free (800) GABELLI (422-3554), by visiting the Fund’s website at www.gabelli.com or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov). You may also call this toll free number to request other information about us and make shareholder inquiries. The Fund does not post a copy of the SAI on its website because the Fund’s securities are not continuously offered, which means the SAI will not be updated after completion of this offering and the information contained in the SAI will become outdated. Information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund.

The Fund’s common shares and Series A Preferred Shares, as well as the Combinations, do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not, and the Distributor is not, making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our securities. You should review the more detailed information contained in this prospectus and the Statement of Additional Information (the “SAI”), especially the information set forth under the heading “Risk Factors and Special Considerations.”

The Fund

The Gabelli Go Anywhere Trust (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on February 26, 2015, pursuant to a Certificate of Trust. Throughout this prospectus, we refer to the fund simply as the “Fund” or as “we,” “us” or “our.” See “The Fund.”

The Fund’s investment adviser is Gabelli Funds, LLC (the “Adviser”).

The Offering

The Fund is offering, pursuant to this prospectus on a best efforts basis, up to 6,000,000 common shares of beneficial interest (the “common shares”) and up to 2,000,000 Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred Shares”). You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share. You cannot purchase the common shares or the Series A Preferred Shares individually or in any other ratio (the “Combination”). Except as described below, the Fund is offering common shares and Series A Preferred Shares at a purchase price equal to $100 per Combination (equating to $20 per common share and $40 per Series A Preferred Share). The minimum required purchase by each investor is 50 Combinations, equating to 150 common shares and 50 Series A Preferred Shares.

G.research, LLC (the “Distributor”), an affiliate of the Adviser, acts as principal underwriter and distributor for the Fund’s common shares and Series A Preferred Shares and serves in that capacity on a best efforts basis, subject to various conditions. The principal business address of the Distributor is One Corporate Center, Rye, New York 10580-1422. The Distributor may enter into selected dealer agreements with various broker-dealers (each, a “Dealer”) to assist in the sale of the Fund’s common shares and Series A Preferred Shares on a best efforts basis. The Distributor and Dealers are not required to sell any specific dollar amount or number of common shares or Series A Preferred Shares, but will use their best efforts to sell the common shares and Series A Preferred Shares offered.

A solicitation fee of $3.00 per Combination (3.00% of the public offering price per Combination) will be paid by the Fund to the Distributor. The solicitation fee will be deducted from the gross offering proceeds and will reduce the assets of the Fund. The Distributor may reallow all or any part of the solicitation fee to Dealers. The Distributor may also determine to rebate to the Fund any part of the solicitation fee earned by the Distributor for sales of Combinations made by the Distributor.

The Adviser and/or its control affiliates may purchase Combinations at $97.50 per Combination. For Combinations purchased by the Adviser and/or its control affiliates at $97.50 per Combination, the Fund will pay a solicitation fee to the Distributor of $0.50 per Combination.

Investors purchasing Combinations may ultimately bear a solicitation fee that is the economic equivalent of less than 3.00% of the public offering price per Combination; however, in no event will the solicitation fee, in the aggregate, exceed 3.00% of the aggregate gross offering proceeds from the sale of common shares and Series A Preferred Shares in this offering.

The offering of common shares and Series A Preferred Shares will remain open until 5:00 pm Eastern Time on [            ], 2016, subject to up to 2 extensions of no more than 10 days per extension by the Fund and the Distributor (the “Expiration Date”). If on or prior to the Expiration Date the Fund has not received subscriptions for at least 500,000 Combinations (gross offering proceeds of $50,000,000, or $30,000,000 of common shares and $20,000,000 of Series A Preferred Shares, assuming the maximum public offering price of $100 per Combination), the Fund of will not complete the offering. The Fund will also not complete the offering if it cannot satisfy the minimum standards required for listing the Combinations, common shares and Series A Preferred Shares on the New York Stock Exchange (“NYSE”) or the NYSE MKT LLC (“NYSE MKT”), or if market or economic factors make it, in the judgment of the Fund’s Board of Trustees (the “Board,” and the members thereof, “Trustees”), impractical or unadvisable to complete the offering. The Adviser and/or its affiliates or their personnel may purchase Combinations in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering. The Adviser and/or its affiliates, and certain of their personnel, have undertaken not to sell, transfer, assign, pledge, or hypothecate, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of any common shares, Series A Preferred Shares and Combinations purchased in this offering for a period of 180 days after the effectiveness of the registration statement relating to this offering. The Distributor will not purchase Combinations in this offering; however, as reflected above, personnel of the Distributor and affiliates of the Distributor and their personnel may purchase Combinations in this offering. See “Risk Factors and Special Considerations—General Risks—Offering Risk.”

All subscription payments will be held by the escrow agent, Computershare Trust Company, N.A. (the “Escrow Agent”), in trust for the Fund’s subscribers’ benefit, pending release to us at closing. If the Fund does not complete the offering for any reason, your subscription payment will be returned to you promptly following the Expiration Date without interest. We will not deduct any fees or expenses if we return funds from the escrow account.

See “Plan of Distribution.”

Purchasing Shares	You may purchase Combinations by completing and signing the subscription materials provided by the Distributor or a Dealer (the

“Subscription Application”), and mailing or otherwise delivering the completed and signed Subscription Application, together with payment for the Combinations, as described below.

Purchasers wishing to subscribe for Combinations (or financial intermediaries acting on their behalf) should proceed as follows:

•  Completed Subscription Applications must be received by the Fund prior to 5:00 PM Eastern Time, on [            ], 2016. The Subscription Application, together with payment in the form of a check or money order (each, a “Payment Instrument”), should be delivered to the Fund at the following address:

The Gabelli Go Anywhere Trust

Attn: Peter Baldino

One Corporate Center

Rye, NY 10580-1422

•  A Payment Instrument should be made payable to the order of “Computershare Trust Company, N.A., Escrow Agent for The Gabelli Go Anywhere Trust,” or “Computershare, Escrow Agent for GGO,” or a recognizable contraction or abbreviation thereof. Any Payment Instrument received made payable to a party other than the Escrow Agent will be returned to the person who made the payment.

•  The Distributor or Dealer will deposit all Payment Instruments received by it prior to the final due date into an escrow account with the Escrow Agent pending closing of the offering and distribution of common shares and Series A Preferred Shares. The Distributor or Dealer should promptly deliver or mail such Payment Instruments to:

Computershare

250 Royall Street, Suite V

Canton, MA 02021

Attn: Voluntary Corporate Actions Gabelli

Ref: GGOP The Gabelli Go Anywhere Trust

•  Should a purchaser wish to pay by wire transfer, such purchaser should follow the instructions for wire transfers provided by the Distributor or a Dealer. Similarly, all wires should be made payable to “Computershare Trust Company, N.A., Escrow Agent for The Gabelli Go Anywhere Trust,” or “Computershare, Escrow Agent for GGO,” or a recognizable contraction or abbreviation thereof.

•  Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part. Payments from rejected subscribers will be promptly returned to the person who made the payment without deduction for any expenses.

If the offering is completed, purchasers’ subscription amounts will be remitted to the Fund at closing. If the offering is not completed by the Expiration Date for any reason, all payments will be returned promptly following the Expiration Date to the person who made payment.

See “Plan of Distribution.”

Investment Objective and Policies	The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objective is not fundamental and may be changed by the Board without prior shareholder approval.

Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts and warrants and rights to purchase such securities and, to a lesser extent, in debt securities.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Fund may invest may also include, in addition to those described above, equity interests in real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). From time to time, the Fund may invest in shares of companies through initial public offerings (“IPOs”).

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include non-investment grade debt securities. The Fund’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. See “Risk Factors and Special Considerations—Risks Related to the Fund’s Portfolio Investments—Non-Investment Grade Securities Risk.” The average duration of the Fund’s investments in debt securities is expected to vary and the Fund does not target any particular average duration.

The Fund may also invest in securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers and leveraged buyouts and, to a lesser extent, in corporate reorganizations involving stubs, spinoffs and liquidations. The key determinants of the profitability of a merger arbitrage transaction are the probability that the deal will close, the length of time to closing, the likelihood that the deal price will be increased or decreased and the level of short-term interest rates.

The Fund may also invest up to 25% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Foreign securities in which the Fund may invest may be U.S. dollar denominated or non-U.S. dollar denominated.

The Fund may invest up to 40% of its total assets in common and preferred equity securities issued by other closed-end management investment companies (“Portfolio Funds”) selected by the Adviser that invest significantly in equity or income producing securities. Portfolio Funds may include funds that invest in common equities (including both dividend and non-dividend paying equities), preferred stocks, convertible securities or debt instruments; funds that pursue dividend, covered call option, total return, high income, balanced or limited duration investment strategies; funds that focus their investments in European, Asian, emerging markets or international or global regions in specific countries; and funds that focus their investments in real estate, energy, utility, banking, mortgage related, municipal and other industries. Common shares of Portfolio Funds in which the Fund invests will be traded on national securities exchanges. Portfolio Funds will not be “hedge funds” (privately offered funds not registered under the 1940 Act), “funds of hedge funds” (funds pursuing a strategy focused on investing in hedge funds) or other privately offered pooled investment vehicles that are not registered as investment companies under the 1940 Act in reliance on section 3(c)(1) or section 3(c)(7) of the 1940 Act.

The Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Portfolio Fund. See “Voting Portfolio Fund Shares.”

The Fund will not invest in the common shares of any closed-end funds managed by the Adviser or an affiliate of the Adviser (“Affiliated Portfolio Funds”); however, the Fund may invest in the preferred shares of Affiliated Portfolio Funds.

Although it generally does not intend to make direct investments in open-end management investment companies (“open-end funds”), the Fund may own stock of an open-end fund as a result of a Portfolio Fund’s conversion from a closed-end fund.

Other Policies.  During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short term investments, including high quality, short term securities. The Fund may not achieve its investment objective under these circumstances.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund may use derivative instruments for hedging or other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. While the Fund retains the ability to enter into derivatives transactions, the Fund does not anticipate that derivatives transactions will be a primary emphasis of its portfolio. For additional information about the derivative instruments the Fund may purchase or sell, please see “Investment Objective and Policies—Additional Investment Practices and Risk Factors—Additional Risks Related to the Fund’s Portfolio Investments” in the SAI.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

The Fund may also engage in short sales of securities.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Except as otherwise noted, all percentage limitations set forth with respect to the Fund’s investments in this prospectus or the SAI apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

See “Investment Objective and Policies.”

Investment Methodology

Equity Security Selection.  In selecting securities for the Fund, the Adviser normally will consider the following factors, among others:

•  the Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•  the potential for capital appreciation of the securities;

•  the interest or dividend income generated by the securities;

•  the prices of the securities relative to comparable securities;

•  whether the securities are entitled to the benefits of call protection or other protective covenants;

•  the existence of any anti-dilution protections or guarantees of the security; and

•  the diversification of the portfolio of the Fund as to issuers.

The Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or country, which will surface additional value.

Portfolio Fund Selection.  The Adviser’s research driven process for selecting Portfolio Funds is intended to produce a portfolio focused on total return that is allocated across multiple industries, strategies and managers. In selecting the Portfolio Funds, the Adviser seeks to identify closed-end funds that may meet one or more of the following characteristics:

•  share prices at a discount to net asset value (“NAV”);

•  undervalued funds where recent total return on market price trails recent total return on NAV;

•  asset managers with strong track records managing the asset class(es) in which the Portfolio Fund invests;

•  diversification of industries and asset classes among the Portfolio Funds;

•  market capitalization generally greater than $100 million; and

•  average daily trading volume generally greater than 10,000 shares per day.

There is no requirement that any Portfolio Fund in the Fund’s portfolio satisfy all the criteria set forth above, and the Adviser will use its discretion in selecting a portfolio of Portfolio Funds that the Adviser believes will help the Fund achieve its investment objective.

In addition to the criteria set forth above, the Adviser also may invest opportunistically in one or more Portfolio Funds when the Adviser believes a Portfolio Fund’s shares are not appropriately priced relative to comparable funds or the Portfolio Fund’s share price does not properly reflect the impact of a corporate event or conditions in the overall securities markets that the Adviser believes will have a positive influence on the Portfolio Fund’s share price.

See “Investment Objective and Policies—Investment Methodology—Portfolio Fund Selection.”

Leverage	The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets) net of any borrowings or debt securities. “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes). The Fund will initially utilize leverage through the issuance of the Series A Preferred Shares in this offering. The Fund’s Series A Preferred Shares are expected to represent approximately 40% of the Fund’s Managed Assets (approximately 66 2/3% of its net assets rather than the 100% permitted by the 1940 Act) on the date of issuance. The Fund may also engage in investment management techniques that will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid assets on its accounting records equal to the Fund’s obligations in respect of such techniques. See “Leverage.”

The use of leverage, if employed, is subject to numerous risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. When the Fund uses leverage, the management fee payable to the Adviser will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. In addition, the Fund will not be permitted to declare any cash distribution on its common shares or repurchase its common shares unless, after giving effect to such declaration or repurchase, the value of the Fund’s assets less liabilities other than borrowings and debt securities is at least 200% of the liquidation value of the Fund’s outstanding Series A Preferred Shares (plus the amount of any outstanding borrowings or debt securities). The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem Series A Preferred Shares or otherwise de-leverage so as to maintain required asset coverage amounts, including in connection with the Fifth Anniversary Tender Offer (defined and described below). Any leveraging strategy the Fund employs may not be successful. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

Common Share Tender Offer	The Fund’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides that not later than 30 days prior to the fifth anniversary of the closing date (i.e., on or about [ ], 2021 if the offering is not extended; [ ], 2021 if the offering is extended one time; [ ], 2021 if the offering is extended a second time), the Fund will commence a cash tender offer for any and all of the common shares (the “Fifth Anniversary Tender Offer”) at a price per common share determined by the Board and expressed as a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases such common shares pursuant to the Fifth Anniversary Tender Offer. The Declaration of Trust provides that this provision of the Declaration of Trust may be removed, or amended to delay the commencement of the Fifth Anniversary Tender Offer, only upon the affirmative vote of a majority of the Fund’s Trustees then in office and the affirmative vote of the holders of a majority of the common shares and Series A Preferred Shares present at a meeting called for such purpose at which a quorum is present (i.e., a majority of a quorum).

The Fifth Anniversary Tender Offer will be made pursuant to written tenders in compliance with the procedures set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As such, holders of common shares will be given at least 20 business days to tender their common shares and, as reflected above, common shares will be purchased at a price equal to a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases such common shares pursuant to the Fifth Anniversary Tender Offer. The precise details of the Fifth Anniversary Tender Offer will be set forth in the tender offer materials to be provided to holders of common shares pursuant to the requirements of the Exchange Act. These materials will include the terms of the Fifth Anniversary Tender Offer, information that holders of common shares should consider in deciding whether or not to tender their common shares, information on how holders of common shares may readily ascertain the NAV per common share during the period that the Fifth Anniversary Tender Offer is open and detailed instructions on how to tender common shares.

The Board does not have discretion in determining whether or not to make the Fifth Anniversary Tender Offer. The Fifth Anniversary Tender Offer will be made based on the parameters described herein absent a shareholder vote to modify the terms of, or repeal, the requirement to conduct the Fifth Anniversary Tender Offer.

The Fund intends to consummate purchases of common shares tendered pursuant to the Fifth Anniversary Tender Offer with cash on-hand or by liquidating portfolio securities. Pursuant to the requirements of the 1940 Act, prior to purchasing common shares tendered pursuant to the Fifth Anniversary Tender Offer, the Fund will, pursuant to the terms of the Series A Preferred Shares, redeem any amount of Series A Preferred Shares necessary to ensure that the Fund will have “asset coverage,” as defined in the 1940 Act, of at least 200% for the Series A Preferred Shares after deducting the purchase price for the common shares to be purchased in the Fifth Anniversary Tender Offer.

For additional considerations and the risks associated with the Fifth Anniversary Tender Offer, see “Risk Factors and Special Considerations—General Risks—Tender Offer Risk.”

Summary of Series A Preferred Share Terms	Offering. Up to 2,000,000 Series A Cumulative Puttable and Callable Preferred Shares, par value $0.001.

Distribution Payment Dates. Distributions are expected to be made on March 26, June 26, September 26, and December 26 of each year (each, a “Distribution Payment Date”) commencing on the Distribution Payment Date following the date on which such shares are originally issued, which will be the closing date of this offering (the “Date of Original Issue”) (if any Distribution Payment Date is not a business day, then on the next succeeding business day).

As used herein, each period beginning on and including a Distribution Payment Date (or beginning on the Date of Original Issue, in the case of the first distribution period after the issuance of such Series A Preferred Shares) and ending on but excluding the next succeeding Distribution Payment Date is referred to as a “Distribution Period.” Four full Distribution Periods comprise a “Year.” As a result, the Distribution Period beginning on the Date of Original Issue, together with the next four Distribution Periods, are referred to herein as “Year 1,” the next four Distribution Periods are referred to herein as “Year 2,” and so on.

Distribution Rate. For the Distribution Periods occurring in Year 1, the Second Amended and Restated Statement of Preferences establishing the terms of the Series A Preferred Shares (the “Statement of Preferences”) provides for distributions to be paid at an annualized rate of 8.00% based on the liquidation preference of the Series A Preferred Shares. Thereafter, for the Distribution Periods occurring in Year 2 and Year 3, the Statement of Preferences provides for distributions to be paid at an annualized rate of 5.00% based on the liquidation preference of the Series A Preferred Shares. During the last Distribution Period occurring in Year 3, and during the last Distribution Period occurring in each subsequent Year, the Board will determine and publicly announce at least 60 days prior to the end of such Distribution Period a fixed annual distribution rate that will apply for the Distribution Periods occurring in the next Year. The Statement of Preferences provides that such annual rate will be 200 basis points over the yield of the ten year U.S. Treasury Note at the date such rate is fixed by the Board; provided that, in no case will the annualized Series A Preferred Share distribution rate for the Distribution Periods occurring in Year 4 or thereafter be less than 5.00% or greater than 7.00% based on the liquidation preference of the Series A Preferred Shares.

The distribution rates described above are a percentage of a preferred shareholder’s investment in the Fund, which is represented by the aggregate liquidation preference of the Series A Preferred Shares owned by a preferred shareholder. This amount will represent 40% of an investor’s Combination investment in the a Fund. Therefore, the foregoing distribution rates, as a percentage of an investor’s total Combination investment, are smaller.

Liquidation Preference. $40.00 per Series A Preferred Share.

Voting Rights. The Statement of Preferences provides that, subject to the requirements of the 1940 Act, in any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares will be entitled to one vote for each Series A Preferred Share held and the holders of all outstanding Series A Preferred Shares and the common shares will vote together as a single class; provided, however, that the holders of the outstanding Series A Preferred Shares will be entitled, as a class, to the exclusion of the holders of the common shares, to elect two Trustees. Additionally, if at any time accumulated distributions on the outstanding Series A Preferred Shares equal to at least two full years’ distributions are due and unpaid, holders of the outstanding Series A Preferred Shares will be entitled, as a class, to the exclusion of the holders of the common shares, to elect a majority of the Trustees until such distributions in arrears shall have been paid or otherwise provided for. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of the outstanding Series A Preferred Shares (defined pursuant to the 1940 Act), voting separately as a class, is required to (i) adopt any plan of reorganization that would adversely affect the Series A Preferred Shares, and (ii) take any action requiring a vote of security holders under section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. The affirmative vote of the holders of a majority of the outstanding Series A Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences.

While the Statement of Preferences provides that, in any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares will be entitled to one vote for each Series A Preferred Share held and the holders of all outstanding Series A Preferred Shares and the common shares will vote together as a single class, the 1940 Act separately provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding common shareholders. Therefore, if consent of the common shareholders is sought to issue common shares at a price below the then current NAV, the Fund will need approval of the common shares and the Series A Preferred Shares voting together as a single class (as contemplated by the Statement of Preferences), in addition to the approval of common shareholders the 1940 Act requires, which could impede the Fund’s ability to conduct an offering of common shares below the then current NAV.

Holder Put Option. The Fund will repurchase all or any part of the Series A Preferred Shares that holders have properly submitted for repurchase and not withdrawn during the 30-day period prior to each of the last Distribution Payment Date in Year 3 and the last Distribution Payment Date in Year 5, at the liquidation preference per Series A Preferred Share, plus any accumulated and unpaid distributions. The Fund will notify holders of Series A Preferred Shares in writing of the commencement of each 30 day window (each a “Put Window”). Series A Preferred Shares submitted for repurchase outside of the applicable Put Window will not be purchased by the Fund, and shares validly submitted during the applicable Put Window will not be purchased by the Fund except on the date designated therefor. Additionally, holders of Series A Preferred Shares seeking to put such shares must follow certain procedures for transmitting such shares for repurchase as will be communicated to such holders in advance of the applicable Put Window. After five years from the closing date of this offering (i.e., on or about [ ], 2021 if the offering is not extended; [ ], 2021 if the offering is extended one time; [ ], 2021 if the offering is extended a second time), any outstanding Series A Preferred Shares will be perpetual preferred shares, subject only to the Fund’s ability to call all or a portion of such shares pursuant to their terms, including terms related to mandatory redemption, and holders of Series A Preferred Shares will have no right to force the Fund to redeem any Series A Preferred Shares. See “Description of Series A Preferred Shares—Holder Put Option” and “—Mandatory Redemption Relating to Asset Coverage Requirements.”

Optional Redemption of Series A Preferred Shares. Prior to five years from the closing date of this offering (i.e., on or about [ ], 2021 if the offering is not extended; [ ], 2021 if the offering is extended one time; [ ], 2021 if the offering is extended a second time) the Series A Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board, to maintain the Fund’s status as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided that neither the Fund nor the Trustees shall have any liability for failing to so redeem the Series A Preferred Shares. The Fund may, however, consistent with the Statement of Preferences, redeem the Series A Preferred Shares at any time to the extent the Fund fails to maintain the asset coverage requirements specified under the 1940 Act in the absence of such redemption. See “Description of Series A Preferred Shares—Mandatory Redemption Relating to Asset Coverage Requirements.”

Commencing five years from the closing date of this offering (i.e., on or about [ ], 2021 if the offering is not extended; [ ], 2021 if the offering is extended one time; [ ], 2021 if the offering is extended a second time) and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series A Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid distributions through the date of redemption.

See “Description of Series A Preferred Shares.”

Distributions and Dividends	In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a policy, which may be changed at any time by the Board, that beginning in the Fund’s second year of operation, the Fund will pay common shareholders a minimum fixed quarterly distribution rate in relation to the initial NAV of the Fund. This is known as a “managed distribution policy.” In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distributions in a given year, all or a portion of the quarterly distribution may be a return of capital, which may have the effect of increasing the Fund’s leverage ratio. A return of capital could have the effect of increasing the Fund’s leverage ratio by reducing the Fund’s net assets attributable to common shares without a corresponding reduction in the amount of outstanding borrowings or Series A Preferred Shares. Any return of capital should not be considered by investors as total return on their investment in the Fund.

Under the Fund’s distribution policy, beginning in the Fund’s second year of operation, the Fund will declare and pay quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of each distribution for U.S. federal income tax purposes will be determined after the end of the year. To the extent distributions are made from current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), they are taxable as ordinary income or long term capital gains. The Fund’s distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as capital gain dividends (which are generally subject to reduced tax rates for non-corporate shareholders). Distributions that represent a return of capital should not be considered as part of the total return from an investment in the Fund. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit. The composition of each distribution will be estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each year’s distributions will be based on the Fund’s investment activity through the end of the applicable calendar year.

Any distributions which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain.

The Fund, along with other closed-end registered investment companies advised by the Adviser, is covered by an exemption from section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., monthly, quarterly or semi annually) distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time, a fixed percentage of the Fund’s market price per share of common share at or about the time of distribution or a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its Series A Preferred Shares in accordance with the terms of the Series A Preferred Shares.

See “Distributions and Dividends.”

Use of Proceeds	The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objective and policies. The investment of proceeds is expected to be substantially completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy. See “Use of Proceeds.”

Exchange Listing	The Fund’s common shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO,” and its Series A Preferred Shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.A.” You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share (a “Combination”). Each Combination is expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.C” for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

The terms of the common shares and the Series A Preferred Shares do not require that the common shares and the Series A Preferred Shares remain linked as Combinations, and the Fund’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”) do not recognize a Combination as a separate security with any rights. Rather, the Fund views the requirement that transactions by investors on the NYSE or the NYSE MKT to be transactions in Combinations for the first 60 days following the closing of this offering as a trading mechanic. Each of the common shares and the Series A Preferred Shares will retain all of their individual rights and characteristics described in this prospectus from their respective dates of initial issuance, including during the period in which the common shares and the Series A Preferred Shares are required to be traded as Combinations on the NYSE or the NYSE MKT. Shareholders may at any time transact in individual common shares and individual Series A Preferred Shares in transactions not involving the facilities of the NYSE, the NYSE MKT or another exchange. Shareholders engaging in such transactions will have to contact the Fund’s transfer agent to ensure that such purchases and sales are properly recorded in the Fund’s share register. Shareholders who engage in such transactions will in effect “de-link” their common shares and Series A Preferred Shares and will not be able to “re-link” them as Combinations for trading on the NYSE or the NYSE MKT. Any such “de-linked” common shares and Series A Preferred Shares will not be tradeable on the NYSE or the NYSE MKT until separate trading of the common shares and Series A Preferred Shares commences on the NYSE or the

NYSE MKT; until such time such “de-linked” common shares and Series A Preferred Shares will likely be illiquid.

The common shares and Series A Preferred Shares, and the Combinations, are expected to be listed on either the NYSE or the NYSE MKT. The Fund will make a determination regarding the exchange on which to seek the listing of its common shares and Series A Preferred Shares, and the Combinations, prior to the closing of this offering. The Fund’s determination will be based on the results of the offering in light of each exchange’s minimum listing standards.

See “Description of Common Shares,” “Description of Series A Preferred Shares” and “Plan of Distribution.”

Market Price of Shares	Common Shares. Common shares of closed-end investment companies may trade during some periods at prices higher than their NAV and during other periods at prices lower than their NAV. The Fund cannot assure you that its common shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the amount of the solicitation fees and offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to NAV, the market price of the Fund’s common shares may be affected by such factors as the Fund’s distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares,” “Description of Common Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Series A Preferred Shares. Preferred shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes or anticipated changes in interest rates.

The Series A Preferred Shares are designed primarily for long term investors, and you should not purchase Series A Preferred Shares of the Fund if you intend to sell them shortly after purchase.

Offering Risk	Common shares and Series A Preferred Shares traded on the NYSE or the NYSE MKT must be traded as Combinations for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

The terms of the common shares and the Series A Preferred Shares do not require that the common shares and the Series A Preferred Shares remain linked as Combinations, and the Governing Documents of the Fund do not recognize a Combination as a separate security with any rights. Rather, the Fund views the requirement that transactions by investors on the NYSE or the NYSE MKT to be transactions in Combinations for the first 60 days following the closing of this offering as a trading mechanic. Shareholders may at any time transact in individual common shares and individual Series A Preferred Shares in transactions not involving the facilities of the NYSE, the NYSE MKT or another exchange. Shareholders engaging in such transactions will have to contact the Fund’s transfer agent to ensure that such purchases and sales are properly recorded in the Fund’s share register. Shareholders who engage in such transactions will in effect “de-link” their common shares and Series A Preferred Shares and will not be able to “re-link” them as Combinations for trading on the NYSE or the NYSE MKT. Any such “de-linked” common shares and Series A Preferred Shares will not be tradeable on the NYSE or the NYSE MKT until separate trading of the common shares and Series A Preferred Shares commences on the NYSE or the NYSE MKT; until such time such “de-linked” common shares and Series A Preferred Shares will likely be illiquid.

Thus, as a result of this trading mechanic, common shares and Series A Preferred Shares may be illiquid as individual securities for the first 60 days following the closing of this offering and you will not likely be able to dispose of common shares or Series A Preferred Shares individually during this period. If you attempt to dispose of common shares or Series A Preferred Shares individually in transactions not involving the facilities of the NYSE, the NYSE MKT or another exchange, you may receive less than the NAV of the common shares, the liquidation preference of the Series A Preferred Shares or the imputed market value of either from the market price of a Combination.

During the period in which common shares and Series A Preferred Shares traded on the NYSE or the NYSE MKT must be traded in Combinations, the market prices of such trades may reflect a premium or discount to the sum of the common share NAV and the Series A Preferred Share liquidation preference comprising the Combination. The same factors influencing the individual market prices of common shares and Series A Preferred Shares described elsewhere in this prospectus may also influence the market prices of Combinations. Other factors may also influence the market prices of Combinations, including the value placed on holding the common shares and Series A Preferred Shares together and the relative illiquidity of the common shares and Series A Preferred Shares as individual securities during the period in which only Combinations will be traded on the NYSE or the NYSE MKT.

Additionally, the Adviser and/or its affiliates or their personnel, or other parties with a financial interest in the offering, may purchase Combinations in the offering. Combinations may be purchased by the Adviser and/or its affiliates or their personnel, or by other persons who will receive fees or other compensation or gain depending upon the success of the offering. Such purchases may be made at any time, and will be counted in determining whether the required minimum level of purchases has been met for the closing of the offering. Investors should therefore not expect that the sale of sufficient Combinations to reach the specified minimum, or in excess of that minimum, indicates that such sales have been made to investors who have no financial or other interest in the offering, or who otherwise are exercising independent investment discretion. The sale of the specified minimum, while necessary to create a viable investment company and meet the listing standards of the NYSE or the NYSE MKT, is not designed as a protection to investors, to indicate that their investment decision is shared by other unaffiliated investors. Because there may be substantial purchases by the Adviser and/or its affiliates or their personnel, or other persons who will receive fees or other compensation or gain dependent upon the success of the offering, no individual investor should place any reliance on the sale of the specified minimum as an indication of the merits of this offering. Each investor must make his own investment decision as to the merits of this offering. Moreover, the purchase of common shares and Series A Preferred Shares by the Adviser and/or its affiliates or their personnel could, depending on the size of such ownership, result in the Adviser and/or its affiliates or their personnel being in a position to exercise a significant influence on or, in the extreme case, control, the outcome of any matter put to a vote of shareholders. The Adviser and/or its affiliates, and certain of their personnel, have undertaken not to sell, transfer, assign, pledge, or hypothecate, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of any Common Shares, Series A Preferred Shares and Combinations purchased in this offering for a period of 180 days after the effectiveness of the registration statement relating to this offering. The Distributor will not purchase Combinations in this offering; however, as reflected above, personnel of the Distributor and affiliates of the Distributor and their personnel may purchase Combinations in this offering.

Tender Offer Risk	The Fund’s Declaration of Trust requires it to conduct the Fifth Anniversary Tender Offer, as described under “Description of Common Shares—Tender Offer”. If the Fund were to repurchase its common shares for a price below NAV, the NAV of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. Any acquisition of common shares by the Fund would decrease the managed assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to the Series A Preferred Shares and any other preferred shares or leverage outstanding. The Adviser does not anticipate that repurchases of common shares will interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in using cash on hand or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this will be the case. It is possible that the Adviser may need to sell portfolio securities at inopportune times when independent investment considerations might dictate otherwise in order to fund repurchases resulting from the Fifth Anniversary Tender Offer or any other tender offer for or repurchase of common shares, or to raise cash in order to redeem any outstanding Series A Preferred Shares (or other preferred shares or leverage then outstanding) so that the Fund will be able to maintain sufficient asset coverage for such preferred shares or other leverage as required by the 1940 Act, the Fund’s Governing Documents, the Fund’s Statement of Preferences and any other terms relating to such preferred shares or other leverage after the consummation of any repurchases of common shares resulting from the Fifth Anniversary Tender Offer or otherwise. These sales may result in losses for the Fund and increased portfolio turnover (together with the consequent transaction expenses thereof). Any consequent increase or reduction in the Fund’s leverage ratio could have an adverse impact on the Fund’s remaining common shareholders and the Fund’s ability to maintain the then current level of any common share distributions. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares— Leverage Risk.” Thus, any repurchases of common shares (in connection with the Fifth Anniversary Tender Offer or otherwise) and consequent reduction in the Fund’s outstanding leverage (in the form of Series A Preferred Shares or otherwise) will reduce the total assets of the Fund available for investment and, as described above, likely increase the Fund’s expense ratio and result in additional transaction expenses related to portfolio turnover; and may lead to the delisting of the common shares and the Series A Preferred Shares on the NYSE or the NYSE MKT.

The Fund’s tender offers will be subject to certain conditions under the Exchange Act and the 1940 Act, which principally consist of the following: (a) the tender offer must be submitted to and open to all holders of the class of securities subject to the tender offer; (b) the tender offer must remain open for at least twenty business days; (c) the consideration paid to any holder during the tender offer must be the highest paid to any other holder during the tender offer; (d) the consideration must be paid promptly; and (e) certain materials must be disseminated to holders and filed with the SEC. Additionally, the Fifth Anniversary Tender Offer is subject to modification or repeal by shareholders and thus there can be no assurance that the Board and shareholders will not determine to modify the terms of, or repeal, the provision of the Declaration of Trust providing for the Fifth Anniversary Tender Offer.

As discussed above, payment for tendered common shares or redemptions of outstanding leverage may require the liquidation of investments in securities earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. Such liquidations may result in the Fund selling investments at inopportune times or at times prior to when the Adviser believes the Fund may be able to realize the best return on such investments. Further, such liquidations could impact the Fund’s ability to qualify as a RIC under the Code, although the Fund will endeavor to liquidate its investments so as to avoid that issue.

In a scenario where an amount of common shares have been tendered in connection with the Fifth Anniversary Tender Offer or otherwise such that the continued operation of the Fund is no longer viable or in the best interest of the Fund and its shareholders, the Board may determine that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to liquidate of the Fund, provided, however, that if at least a majority of the common shares are purchased by the Fund in the Fifth Anniversary Tender Offer, then the Declaration of Trust provides that the Trustees may, within three months after the fifth anniversary of the closing date of this offering, dissolve and liquidate the Fund without any approval by shareholders. If the Fund were to dissolve and liquidate, the Fund’s shareholders who had not tendered their common shares for repurchase prior to the Board’s determination to dissolve the Fund would be subject to the continuing risk that the value of the Fund’s assets could decline during the liquidation period. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Any such liquidating trust or other similar vehicle is not expected to be a registered investment company.

If the Fund is in the process of a complete liquidation pursuant to its Declaration of Trust, in order to effect an orderly liquidation of the Fund’s assets, the Fund may not comply with the investment objective described in this prospectus during liquidation. The Fund would not expect, and will not be required, to comply with the investment guidelines described in this prospectus during any such liquidation.

In general, a repurchase of common shares pursuant to the Fifth Anniversary Tender Offer should be treated as a sale or exchange of such shares under section 302 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. See “Taxation—Taxation of Shareholders” in the SAI.

The Fifth Anniversary Tender Offer or any other tender offer for or repurchase of common shares could also impact holders of the Series A Preferred Shares. In particular, in order to maintain appropriate asset coverage ratios, as discussed above, the Fund may exercise its right to redeem all or part of the Series A Preferred Shares, which would implicate the risks discussed under “Risk Factors and Special Considerations—Special Risks to Holders of Series A Preferred Shares—Redemption and Reinvestment Risk.”

Risk Factors and Special Considerations	Risk is inherent in all investing and you could lose all or any portion of the amount you invest in our common shares and Series A Preferred Shares. Therefore, before investing in shares of the Fund, you should consider the risks described in this prospectus carefully. The following is only a summary of certain risks of investing in the

Fund described in more detail elsewhere in this prospectus. Before you invest, you should read the full summary of the risks of investing in the Fund, beginning on page 48 of this prospectus under the heading “Risk Factors and Special Considerations.”

Risks related to the Fund’s portfolio investments include risks related to:

•  the Fund’s status as a non-diversified investment company;

•  investments in common stocks, distribution paying equities, preferred stocks, convertible securities, warrants, rights, smaller capitalization companies, corporate bonds, non-investment grade securities (commonly known as “high-yield securities” or “junk bonds”), distressed and defaulted securities, unrated securities, foreign securities, emerging markets, temporary investments, restricted and illiquid securities, private companies, REITs, MLPs, new issues, merger arbitrage and derivatives;

•  value investing, total return and allocation strategies;

•  changes in interest rates;

•  the yield and ratings on securities;

•  investments denominated in foreign currencies;

•  short sales; and

•  lending portfolio securities.

Risks related to the Fund’s investments in Portfolio Funds include the risk factors and special considerations described elsewhere in the prospectus and in the SAI since the Fund and Portfolio Funds may generally make the same types of direct investments and pursue the same types of investment strategies. Additionally, because the Fund will be a common shareholder or a preferred shareholder of Portfolio Funds, and because the Fund itself is a closed-end fund, the risks described elsewhere in this prospectus and in the SAI in respect of investing in the Fund’s common shares and Series A Preferred Shares should be understood to apply to the Fund as a common shareholder or a preferred shareholder of a Portfolio Fund. Additional risks relevant to the Fund’s investment in Portfolio Funds include risks related to expenses, portfolio concentration by Portfolio Funds, Portfolio Funds’ strategies, regulatory limits under the 1940 Act and investing in closed-end fund preferred shares (including auction rate preferred shares) and affiliated Portfolio Funds.

Special risks to holders of the Fund’s common shares include risks relating to the Fund’s common share distribution policy, dividends and use of leverage, the common shares’ market price and liquidity, dilution and portfolio turnover.

Special risks to holders of the Series A Preferred Shares include risks relating to the Series A Preferred Shares’ market price and liquidity, distributions on the Series A Preferred Shares, redemption, reinvestment and subordination.

Other general risks include risks related to:

•  the Fund’s lack of operating history;

•  the Fund’s long term investment horizon, management and dependence on key personnel;

•  the manner of this offering and the Fund’s Fifth Anniversary Tender Offer;

•  market disruptions and geopolitical events, economic events and market events, government intervention in the financial markets, and inflation;

•  the anti-takeover provisions in the Fund’s Governing Documents; and

•  the Fund’s status as a RIC for U.S. federal income tax purposes.

Management and Fees

Gabelli Funds, LLC serves as the Fund’s investment adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes).

The Adviser is responsible for the administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund.”

Repurchase of Common Shares and Anti-Takeover Provisions

The Fund’s Board has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of 7.5% or more from NAV (or such other percentage as the Board may determine from time to time). Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.”

Certain provisions of the Fund’s Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year; super-majority voting requirements apply to the authorization of the conversion of the Fund from a closed-end to an open-end investment company or to the authorization of certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock; advance notice to the Fund of any shareholder proposal is required; and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies the qualifications required of potential nominees to the Board. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving the Fund’s common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

Computershare Trust Company, N.A. serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare Trust Company, N.A. also serves as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series A Preferred Shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to common shares and is intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in common shares of the Fund. Because the Fund has no operating history, the following tables are based on estimated amounts for the first fiscal year of operations and assume that the Fund has issued 1,500,000 common shares (representing $30,000,000 in common shares). The Fund’s actual expenses may vary from the estimated expenses shown in the table, and if the Fund sells more than 1,500,000 common shares, all else being equal, the Fund’s expenses as a percentage of net assets attributable to common shares would decrease.

Shareholder Transaction Expenses
Solicitation Fee (as a percentage of offering price of common shares)	5.00%	(1)
Offering Expenses Borne by the Fund (including Series A Preferred Share Offering Expenses) (as a percentage of offering price of common shares)	0.20%	(2)
Dividend Reinvestment and Cash Purchase Plan Fees
Purchase Transactions	$0.75	(3)
Sale Transactions	$2.50	(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses (as a percentage of net assets attributable to common shares)
Investment Management Fees	1.67%	(4)
Acquired Fund Fees and Expenses	0.45%	(5)
Short Selling Fees and Expenses	0.02%
Other Expenses	0.98%	(6)

Total Annual Fund Operating Expenses	3.12%
Distributions on Series A Preferred Shares	5.33%	(7)

Total Annual Expenses	8.45%	(7)

(1)	You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share (a total public offering price of $100 per Combination, representing $20 per common share and $40 per Series A Preferred Share). You cannot purchase the common shares or the Series A Preferred Shares individually or in any other ratio. The Fund will pay the solicitation fee of 3.00% of the offering price per Combination ($3.00 per Combination) out of the gross proceeds of the offering. The Adviser and/or its control affiliates may purchase Combinations at $97.50 per Combination. For Combinations purchased by the Adviser and/or its control affiliates at $97.50 per Combination, the Fund will pay a solicitation fee to the Distributor of $0.50 per Combination. See “Plan of Distribution.”

(2)	Based on estimated offering expenses of the common shares to be borne by the Fund of $60,000 as a percentage of $30,000,000.

The Adviser has agreed to pay (i) the Fund’s organizational expenses and (ii) offering expenses of the Fund to the extent that offering expenses (other than the solicitation fee) exceed $0.04 per common share. The Fund will pay offering expenses of the Fund of up to $0.04 per common share (in addition to the solicitation fee), which may include a reimbursement of the Adviser’s expenses incurred in connection with this offering (but only to the extent such expenses, together with all other offering expenses, other than the solicitation fee, amount to $0.04 per common share or less). Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. The aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $60,000 (or $0.04 per common share), assuming the Fund sells the minimum number of Combinations required to complete the offering. If the Fund sells the maximum number of Combinations offered, the aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $240,000 (or $0.04 per common share).

(3)	The Fund’s dividend reinvestment plan agent, Computershare Trust Company, N.A., will charge you a $2.50 service charge, and you will pay brokerage charges, if you direct Computershare Trust Company, N.A. to sell your common shares held in a dividend reinvestment account. You will be charged $0.75, plus a pro rata share of the brokerage commissions, for purchases if you participate in the voluntary cash purchase plan. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

(4)	The Adviser is compensated for its services rendered and its related expenses at an annual rate of 1.00% of the Fund’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes).

(5)	“Acquired Fund Fees and Expenses” represents fees and expenses incurred indirectly by the Fund as a result of investment in Portfolio Funds and are based on estimated amounts for the current year assuming completion of the proposed issuances.

(6)	“Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

(7)	Distributions on Series A Preferred Shares represent distributions that would be made assuming $20,000,000 of Series A Preferred Shares issued with a fixed distribution rate of 8.00%. Pursuant to the terms of the Statement of Preferences, distributions are expected to be made on March 26, June 26, September 26, and December 26 of each year (each, a “Distribution Payment Date”) commencing on the Distribution Payment Date following the date on which such shares are originally issued, which will be the closing date of this offering (the “Date of Original Issue”) (if any Distribution Payment Date is not a business day, then on the next succeeding business day). As used herein, each period beginning on and including a Distribution Payment Date (or beginning on the Date of Original Issue, in the case of the first distribution period after the issuance of such Series A Preferred Shares) and ending on but excluding the next succeeding Distribution Payment Date is referred to as a “Distribution Period.” Four full Distribution Periods comprise a “Year.” As a result, the Distribution Period beginning on the Date of Original Issue, together with the next four Distribution Periods, are referred to herein as “Year 1,” the next four Distribution Periods are referred to herein as “Year 2,” and so on.

For the Distribution Periods occurring in Year 1, the Statement of Preferences provides for distributions to be paid at an annualized rate of 8.00% based on the liquidation preference of the Series A Preferred Shares. Thereafter, for the Distribution Periods occurring in Year 2 and Year 3, the Statement of Preferences provides for distributions to be paid at an annualized rate of 5.00% based on the liquidation preference of the Series A Preferred Shares. During the last Distribution Period occurring in Year 3, and during the last Distribution Period occurring in each subsequent Year, the Board will determine and publicly announce at least 60 days prior to the end of such Distribution Period a fixed annual distribution rate that will apply for the Distribution Periods occurring in the next Year. The Statement of Preferences provides that such annual rate will be 200 basis points over the yield of the ten year U.S. Treasury Note at the date such rate is fixed by the Board; provided that, in no case will the annualized Series A Preferred Share distribution rate for the Distribution Periods occurring in Year 4 or thereafter be less than 5.00% or greater than 7.00% based on the liquidation preference of the Series A Preferred Shares. Distributions will be made only when, as and if declared by the Board out of funds legally available therefor. Distributions on Series A Preferred Shares shall accumulate from the Date of Original Issue.

The distribution rates described above are a percentage of a preferred shareholder’s investment in the Fund, which is represented by the aggregate liquidation preference of the Series A Preferred Shares owned by a preferred shareholder. This amount will represent 40% of an investor’s Combination investment in the a Fund. Therefore, the foregoing distribution rates, as a percentage of an investor’s total Combination investment, are smaller.

This table assumes leverage of 66 2/3% of the Fund’s net assets attributable to common shares (40% of the Fund’s Managed Assets). “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes). This table reflects the fact that you, as a common shareholder, will bear the expenses of the Fund’s use of leverage in the form of higher fees as a percentage of the Fund’s net assets attributable to common shares, than if the Fund did not use leverage.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

The following example illustrates the expenses (including the solicitation fee and estimated offering expenses of this offering) that you would pay on a $1,000 investment in common shares, assuming (1) total net annual expenses of 8.45% of net assets attributable to common shares in Year 1, 5.45% in Years 2 and 3 (to reflect the reduction in the annualized Series A Preferred Share distribution rate from 8% to 5%) and 7.45% thereafter (to reflect the maximum Series A Preferred Share annualized distribution rate in Years 4 through 10 of 7%, and (2) a 5% annual return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$131	$230	$362	$664

*	The above example should not be considered a representation of future expenses. Actual expenses may be higher or lower. The example assumes that all distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The minimum net proceeds of the offering will be approximately $48,440,000, after payment of the solicitation fees and estimated offering costs. The Adviser expects that it will initially invest the proceeds of the offering in high quality short term debt securities. The Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 26, 2015, pursuant to a Certificate of Trust governed by the laws of the State of Delaware. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) GABELLI (422-3554).

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective and Policies

The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. The Fund is not intended as, and you should not construe it to be, a complete investment program. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board without prior shareholder approval.

Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts and warrants and rights to purchase such securities and, to a lesser extent, in debt securities.

The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets. Equity securities in which the Fund may invest may also include, in addition to those described above, equity interests in REITs and MLPs. From time to time, the Fund may invest in shares of companies through IPOs.

The Fund may invest in debt securities of any maturity. Debt securities in which the Fund may invest include non-investment grade debt securities. The Fund’s investments in non-investment grade investments and those deemed to be of similar quality are considered speculative with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk” or “high yield” securities. See “—Certain Investment Practices—Non-Investment Grade Securities” and “Risk Factors and Special Considerations—Risks Related to the Fund’s Portfolio Investments—Non-Investment Grade Securities Risk.” The average duration of the Fund’s investments in debt securities is expected to vary and the Fund does not target any particular average duration.

The Fund may also invest in securities of companies (both domestic and foreign) involved in publicly announced mergers, takeovers, tender offers and leveraged buyouts and, to a lesser extent, in corporate reorganizations involving stubs, spinoffs and liquidations. The key determinants of the profitability of a merger arbitrage transaction are the probability that the deal will close, the length of time to closing, the likelihood that the deal price will be increased or decreased and the level of short term interest rates.

The Fund may also invest up to 25% of its total assets in privately placed or restricted securities (including in Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Foreign securities in which the Fund may invest may be U.S. dollar denominated or non-U.S. dollar denominated.

The Fund may invest up to 40% of its total assets in common and preferred equity securities issued by Portfolio Funds selected by the Adviser that invest significantly in equity or income producing securities. Portfolio Funds may include funds that invest in common equities (including both dividend and non-dividend paying equities), preferred stocks, convertible securities or debt instruments; funds that pursue dividend, covered call option, total return, high income, balanced or limited duration investment strategies; funds that focus their investments in European, Asian, emerging markets or international or global regions in specific countries; and funds that focus their investments in real estate, energy, utility, banking, mortgage related, municipal and other industries. Common shares of Portfolio Funds in which the Fund invests will be traded on national securities exchanges. Portfolio Funds will not be “hedge funds” (privately offered funds not registered under the 1940 Act), “funds of hedge funds” (funds pursuing a strategy focused on investing in hedge funds) or other privately offered pooled investment vehicles that are not registered as investment companies under the 1940 Act in reliance on section 3(c)(1) or section 3(c)(7) of the 1940 Act.

Dividend strategies typically focus on investments in dividend paying equity securities or equity related securities, such as common stock, preferred securities, convertible securities and/or warrants. A covered call option strategy is designed to produce income from premiums received from writing (selling) call options on single securities and/or indices and to offset a portion of a market decline in the underlying securities. Total return strategies typically pursue both income and capital appreciation, and may invest in a wide variety of equity and fixed income securities and other instruments that vary from fund to fund. A balanced strategy typically invests at least 25% of its assets in fixed income senior securities and at least 25% of its assets in equities. Limited duration strategies typically focus on fixed income securities of intermediate duration (a measure of the price volatility of a debt instrument as a result of changes in market interest rates, based on the weighted average timing of the instrument’s expected principal and interest payments), and may include high yield securities, senior loans and mortgage related securities. Securities and other investments in which Portfolio Funds pursuing these strategies are expected to focus their investments, along with equity, convertible, preferred and high yield securities and the real estate, energy and utilities sectors, are described with their accompanying risks, under “Risk Factors and Special Considerations—Risks Related to the Fund’s Investment in Portfolio Funds” and under “Investment Objective and Policies—Additional Investment Practices and Risk Factors—Additional Risks Related to the Fund’s Investment in Portfolio Funds” in the SAI.

The Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Portfolio Fund. See “Voting Portfolio Fund Shares”. The Fund will not invest in the common shares of any Affiliated Portfolio Funds; however, the Fund may invest in the preferred shares of Affiliated Portfolio Funds.

Although it generally does not intend to make direct investments in open-end management investment companies (“open-end funds”), the Fund may own stock of an open-end fund as a result of a Portfolio Fund’s conversion from a closed-end fund.

During temporary defensive periods (i.e., in response to adverse market, economic or political conditions), the Fund may invest up to 100% of its total assets in liquid, short term investments, including high quality, short term securities. The Fund may not achieve its investment objective under these circumstances.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps, floors or collars, currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. The Fund may use derivative instruments for hedging or other risk management purposes, including to attempt to protect against possible changes in the market value of the Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. While the Fund retains the ability to enter into derivatives transactions, the Fund does not anticipate that derivatives transactions will be a primary emphasis of its portfolio. For additional information about the derivative instruments the Fund may purchase or sell, please see “Investment Objective and Policies—Additional Investment Practices and Risk Factors—Additional Risks Related to the Fund’s Portfolio Investments” in the SAI.

The Fund may lend portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The Fund may also engage in short sales of securities.

Unless otherwise stated herein or in the SAI, the Fund’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. Except as otherwise noted, all percentage limitations set forth with respect to the Fund’s investments in this prospectus or the SAI apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

Investment Methodology—Equity Security Selection

In selecting securities for the Fund, the Adviser normally will consider the following factors, among others:

•	the Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the diversification of the portfolio of the Fund as to issuers.

The Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Adviser looks for a catalyst, something indigenous to the company, its industry or country, which will surface additional value.

Investment Methodology—Portfolio Fund Selection

The Adviser’s research driven process for selecting Portfolio Funds is intended to produce a portfolio focused on total return that is allocated across multiple industries, strategies and managers. In selecting the Portfolio Funds, the Adviser seeks to identify closed-end funds that may meet one or more of the following characteristics:

•	share prices at a discount to NAV;

•	undervalued funds where recent total return on market price trails recent total return on NAV;

•	asset managers with strong track records managing the asset class(es) in which the Portfolio Fund invests;

•	diversification of industries and asset classes among the Portfolio Funds;

•	market capitalization generally greater than $100 million; and

•	average daily trading volume generally greater than 10,000 shares per day.

There is no requirement that any Portfolio Fund in the Fund’s portfolio satisfy all the criteria set forth above, and the Adviser will use its discretion in selecting a portfolio of Portfolio Funds that the Adviser believes will help the Fund achieve its investment objective.

In addition to the criteria set forth above, the Adviser also may invest opportunistically in one or more Portfolio Funds when the Adviser believes a Portfolio Fund’s shares are not appropriately priced relative to comparable funds or the Portfolio Fund’s share price does not properly reflect the impact of a corporate event or conditions in the overall securities markets that the Adviser believes will have a positive influence on the Portfolio Fund’s share price.

Unlike open-end funds, Portfolio Funds ordinarily do not continuously offer their shares and do not experience daily cash flows into and out of the fund’s asset base from purchasing and redeeming shareholders. As a result, a Portfolio Fund’s portfolio manager can manage its portfolio according to the Portfolio Fund’s strategy and market conditions without also managing daily cash flows. Since Portfolio Fund common shares will typically trade on an exchange at market prices different from the Portfolio Funds’ NAVs, the Fund may have potential for returns if the market price for a Portfolio Fund’s common shares increases. This could happen whether or not the Portfolio Fund’s NAV (the value of its portfolio of investments) rises. However, an investment in a Portfolio Fund’s common shares will lose value when the market price declines, regardless of whether its NAV increases or decreases. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Market Price Risk.”

Certain Investment Practices

The following describes investment practices that may be pursued by the Fund either directly or indirectly through investments in Portfolio Funds and should be interpreted as such regardless of whether a particular investment practice is described in terms of the Fund or a Portfolio Fund.

Equity Securities.    Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size, including small and medium capitalization stocks. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, the forecasts for the issuer’s industry, and the value of the issuer’s assets. As a holder of equity securities, the Fund will only have rights to value in the company after all issuer debts have been paid, and the Fund could lose its entire investment in a company that encounters financial difficulty. Because the Fund will ordinarily have exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer specific risk than if it invested exclusively in debt securities.

Preferred Securities.    The Fund may invest in preferred securities. There are two basic types of preferred securities. The first type, sometimes referred to as traditional preferred securities, consists of preferred stock issued by an entity taxable as a corporation. The second type, sometimes referred to as trust preferred securities, are usually issued by a trust or limited partnership and represent preferred interests in deeply subordinated debt instruments issued by the corporation for whose benefit the trust or partnership was established.

The preferred securities of Portfolio Funds are generally similar to traditional cumulative preferred securities. However, the preferred securities of Portfolio Funds have certain unique characteristics as well, including statutory asset coverage requirements, a prohibition on issuing multiple classes of preferred with different preferences as to dividend payments and payments upon liquidation, a statutory right to elect two directors voting as a separate class and a statutory right to elect a majority of the board voting as a separate class if dividends are two full years in arrears. Additionally, unlisted and untraded Portfolio Fund preferred securities may have liquidity features, may be bought and sold in periodic auctions or remarketings or may combine these or similar features. These and other common terms of Portfolio Fund preferred securities are described in “Description of Series A Preferred Shares” since the a Fund itself, a closed-end fund, is issuing preferred securities.

Convertible Securities.    A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers.

Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund believes that the characteristics of convertible securities make them appropriate investments for an investment company seeking a high level of total return on its assets. These characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on a convertible security may be less than that of a common stock equivalent if the yield on the convertible security is at a level that causes it to sell at a discount.

Every convertible security may be valued, on a theoretical basis, as if it did not have a conversion privilege. This theoretical value is determined by the yield it provides in comparison with the yields of other securities of comparable character and quality that do not have a conversion privilege. This theoretical value, which may change with prevailing interest rates, the credit rating of the issuer and other pertinent factors, often referred to as the “investment value,” represents the security’s theoretical price support level.

“Conversion value” is the amount a convertible security would be worth in market value if it were to be exchanged for the underlying equity security pursuant to its conversion privilege. Conversion value fluctuates directly with the price of the underlying equity security, usually common stock. If, because of low prices for the common stock, the conversion value is substantially below the investment value, the price of the convertible security is governed principally by the factors described in the preceding paragraph. If the conversion value rises near or above its investment value, the price of the convertible security generally will rise above its investment value and, in addition, will sell at some premium over its conversion value. This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege. Accordingly, the conversion value of a convertible security is subject to equity risk, that is, the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. If the appreciation potential of a convertible security is not realized, its conversion value premium may not be recovered.

Warrants and Rights.    The Fund may invest in warrants or rights (other than those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Merger Arbitrage.    The Fund may invest in the equity securities of companies which are involved in publicly announced mergers, takeovers and other corporate reorganizations. Merger arbitrage is a highly specialized investment approach generally designed to profit from the successful completion of proposed mergers, takeovers, tender offers and leveraged buyouts. Although a variety of strategies may be employed depending upon the nature of the reorganizations selected for investment, the most common merger arbitrage activity involves purchasing the shares of an announced acquisition target at a discount to their expected value upon completion of the acquisition. Broadly speaking, an investor purchases the stock of a company in the process of being acquired by another company in anticipation of capturing the spread between the current market price and the acquisition price. A “stub” refers to a small stake in a target company division or subsidiary that is not purchased by an acquirer in a merger, takeover or leveraged buyout. The arbitrageur may buy the stub, and if the acquiring company is successful in boosting the target company’s appeal, the shares will benefit from a boost in price and the arbitrageur will profit. A spinoff occurs when an independent company is created from an existing part of another company through a distribution of new shares. An arbitrageur may benefit from the share price differential in the same manner as in traditional merger arbitrage if, upon completion of the spinoff, the separate securities trade for more in the aggregate than the former single security. Finally, when a company makes the decision to liquidate, or sell all of its assets, it is often worth more in liquidation than as an ongoing entity. An arbitrageur benefits when the company is able to distribute more than the price at which the stock is trading at the time the arbitrageur acquires its position. In order to minimize market exposure and volatility of such merger arbitrage strategies, the Fund may utilize hedging strategies, such as short selling and the use of options and futures.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer but at a discount to what the stated or appraised value of the securities would be if the contemplated transaction were completed. Investments in these securities may be advantageous when the discount overstates the risk of the contingencies involved; undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Adviser, which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offering party and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Adviser intends to select investments of this type which, in its view, have reasonable prospects of capital appreciation which are significant in relation to both the risk involved and the potential of available alternative investments.

The Fund may invest in merger arbitrage transactions and corporate reorganizations throughout the world. To the extent that the majority of mergers, takeovers, tender offers and leveraged buyouts and corporate reorganizations are concentrated in any given geographic region, such as Europe, North America or Asia, a proportion of the Fund’s assets may be invested in that particular region.

The Adviser will consider a number of factors in selecting merger arbitrage transactions in which to invest, including, but not limited to, the credibility, strategic motivation, and financial resources of the participants and the liquidity of the securities involved in the transaction.

Income Securities.    Income securities include (i) fixed income securities such as bonds, debentures, notes, stock, short term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market open-end funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Adviser, and (ii) common stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common shareholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common shareholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Non-Investment Grade Securities.    The Fund may invest in preferred, convertible, debt, or other securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “BB” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Ba” or lower by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These securities, also sometimes referred to as “junk” or “high yield” securities, generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities.

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its NAV. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in response to changes in the economy or the financial markets. Lower grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates, the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

As part of its investment in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection under a plan pursuant to which the securities received by the Fund in exchange for its defaulted securities will have a value in excess of the Fund’s investment. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using recognized rating agencies and other sources, the Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing, and current anticipated results of operations. In selecting investments for the Fund, the Adviser may also consider general business conditions, anticipated changes in interest rates, and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies may change their ratings of a particular issue to reflect subsequent events. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Adviser will consider these events in determining whether the Fund should continue to hold the securities.

The market for lower grade and comparable unrated securities has experienced several periods of significantly adverse price and liquidity, particularly at or around times of economic recessions. Past market recessions have adversely affected the value of such securities as well as the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Foreign Securities.    The Fund may invest in securities of foreign issuers, including but not limited to issuers in European or Asian markets, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations—Risks Related to the Fund’s Portfolio Investments—Foreign Securities Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Emerging Markets.    The Fund may invest without limit in securities of emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Temporary Defensive Investments.    Although under normal market conditions the Fund intends to invest in a manner consistent with its investment objective and policies, when a temporary defensive posture is believed by the Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market open-end funds. Money market open-end funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. The Fund may find it more difficult to achieve the capital appreciation component of its investment objective during temporary defensive periods.

Restricted or Illiquid Investments.    The Fund may invest in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to section 4(2) of the Securities Act, securities traded pursuant to Rule 144A of the Securities Act, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers exhibit weak demand for such securities.

It may be more difficult to sell unregistered securities at an attractive price should their resale remain restricted than if such securities were in the future to become publicly traded. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price at the time of the decision to sell as it might achieve in the future. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Repurchase Agreements.    The Fund may enter into repurchase agreements with banks and non-bank dealers of U.S. government securities which are listed as reporting dealers of the Federal Reserve Bank and which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. In a repurchase agreement, the Fund purchases a debt security from a seller who undertakes to repurchase the security at a specified resale price on an agreed future date. Repurchase agreements are generally for one business day and generally will not have a duration of longer than one week. The Securities and Exchange Commission (the “SEC”) has taken the position that, in economic reality, a repurchase agreement is a loan by a fund to the other party to the transaction secured by securities transferred to the fund. The resale price generally exceeds the purchase price by an amount which reflects an agreed upon market interest rate for the term of the repurchase agreement. The Fund’s risk is primarily that, if the seller defaults, the proceeds from the disposition of the underlying securities and other collateral for the seller’s obligation may be less than the repurchase price. If the seller becomes insolvent, the Fund might be delayed in or prevented from selling the collateral. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of the collateral upon a default in the obligation to repurchase is less than the repurchase price, the Fund will experience a loss. If the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund could suffer a loss.

Private Company Investments.    At any given time the Fund may make investments in private companies that the Fund may need to hold for several years or longer. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies. The Fund may enter into private company investments identified by the Adviser or may co-invest in private company investment opportunities owned or identified by other third party investors, such as private equity firms, with which neither the Fund nor the Adviser is affiliated. However, the Fund will not invest in private equity funds or other privately offered pooled investment funds.

REITs.    REITs are subject to certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investor’s capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types (i.e., hotels, shopping malls, residential complexes and office buildings). The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by several factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increased competition from new properties, the impact of present or future environmental legislation and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws and other factors beyond the control of the REIT issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio which is comprised of REIT shares. There are three general categories of REITs: equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.

MLPs.    MLPs are limited partnerships or limited liability companies taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Fund may invest in MLP entities in any sector of the economy. MLPs generally have two classes of owners, the general partner and the limited partners. When investing in an MLP, the Fund generally purchases publicly traded common units issued to the limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. The limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. The limited partners also receive cash distributions.

Loans of Portfolio Securities.    To increase income, the Fund may lend portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) the loan will not cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially.

While these loans of portfolio securities will be made in accordance with guidelines approved by the Fund’s Board, there can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the Fund’s rights is unsettled. As a result, under these circumstances, there may be a restriction on the Fund’s ability to sell the collateral and it would suffer a loss.

Leverage.    As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be additional classes of stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. The use of leverage magnifies the impact of changes in NAV. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. In addition, the Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem Series A Preferred Shares or otherwise de-leverage so as to maintain required asset coverage amounts, including in connection with the Fifth Anniversary Tender Offer. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk” and “Risk Factors and Special Considerations—General Risks—Tender Offer Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks to Holders of Series A Preferred Shares” and “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares.”

Short Sales.    The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain. When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over to the security’s lender any income, distributions or dividends received on such borrowed securities until it returns the security to the security’s lender. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the security’s lender, usually cash, U.S. government securities or other liquid assets. The Fund will also be required to segregate or earmark similar collateral with its Custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the security’s lender regarding payment over of any income, distributions or dividends received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such security’s lender. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited. Short sales, even if covered, may represent a form of economic leverage and will create risks.

Portfolio Turnover.    The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund are expected to result in portfolio turnover that is higher than that of many investment companies, and may be higher than 100%.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long term capital gain.

VOTING PORTFOLIO FUND SHARES

The Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Portfolio Fund. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one Portfolio Fund, but may not own more than 3% of the outstanding voting securities of any one Portfolio Fund or invest more than 10% of its total assets in the securities of other Portfolio Funds. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Portfolio Fund is owned by the Fund and all affiliated persons of the Fund; and (ii) certain requirements are met with respect to sales charges.

The Adviser, acting on behalf of the Fund, must comply with certain voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) of the 1940 Act. When the Adviser exercises the

Fund’s voting rights with respect to any Portfolio Fund owned by the Fund on any matter upon which Portfolio Fund shareholders are solicited to vote, the Adviser will either (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions; or (ii) vote the Portfolio Fund shares held by the Fund in the same proportion as the vote of all other holders of such security, unless it is determined that the Fund is not relying on Section 12(d)(1)(F) of the 1940 Act.

DESCRIPTION OF COMMON SHARES

The Fund is a statutory trust organized under the laws of the State of Delaware pursuant to a Certificate of Trust dated as of February 26, 2015 and an Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) dated as of September 22, 2015, as each may be amended from time to time. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share of beneficial interest has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued distributions on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. See “Description of Series A Preferred Shares.” Though the Fund expects to pay distributions quarterly on the common shares of beneficial interest beginning in its second year of operation, it is not obligated to do so. All common shares of beneficial interest are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semiannual reports, including financial statements, to all holders of its shares. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.

Any additional offering of common shares will require approval by the Fund’s Board and will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding common shareholders. While the 1940 Act provides that any such consent must come from a majority of the Fund’s outstanding common shareholders, the Statement of Preferences separately provides that, in any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares will be entitled to one vote for each Series A Preferred Share held and the holders of all outstanding Series A Preferred Shares and the common shares will vote together as a single class. Therefore, if consent of the common shareholders is sought to issue common shares at a price below the then current NAV, the Fund will need approval of the common shares and the Series A Preferred Shares voting together as a single class, in addition to the approval of common shareholders the 1940 Act requires, which could impede the Fund’s ability to conduct an offering of common shares below the then current NAV.

The Fund’s NAV per share will be reduced immediately following the offering of common shares by the amount of the solicitation fees and offering expenses paid by the Fund. See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on an exchange, such as the NYSE or NYSE MKT, or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. Because the market value of the common shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), distribution stability, NAV, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than NAV in the future. The common shares are designed primarily for long term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders will vote as a single class to elect the Board and on additional matters with respect to which the 1940 Act, the Fund’s Declaration of Trust, By-Laws or resolutions adopted by the Board provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.” The Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Common Share Tender Offer.    The Fund’s Declaration of Trust provides that, not later than 30 days prior to the fifth anniversary of the closing date (i.e., on or about [    ], 2021 if the offering is not extended; [    ], 2021 if the offering is extended one time; [    ], 2021 if the offering is extended a second time), the Fund will commence a cash tender offer for any and all of the common shares at a price per common share determined by the Board and expressed as a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases such common shares pursuant to such tender offer. The Declaration of Trust provides that this provision of the Declaration of Trust may be removed, or amended to delay the commencement of the Fifth Anniversary Tender Offer, only upon the affirmative vote of a majority of the Fund’s Trustees then in office and the affirmative vote of the holders of a majority of the common shares and Series A Preferred Shares present at a meeting called for such purpose at which a quorum is present (i.e., a majority of a quorum).

The Fifth Anniversary Tender Offer will be made pursuant to written tenders in compliance with the procedures set forth in the Exchange Act. As such, holders of common shares will be given at least 20 business days to tender their common shares and, as reflected above, common shares will be purchased at a price equal to a percentage (but not less than 95%) of the NAV per common share most recently determined as of the close of business on the last business day prior to the date the Fund purchases such common shares pursuant to the Fifth Anniversary Tender Offer. The precise details of the Fifth Anniversary Tender Offer will be set forth in the tender offer materials to be provided to holders of common shares pursuant to the requirements of the Exchange Act. These materials will include the terms of the Fifth Anniversary Tender Offer, information that holders of common shares should consider in deciding whether or not to tender their common shares, information on how holders of common shares may readily ascertain the NAV per common share during the period that the Fifth Anniversary Tender Offer is open and detailed instructions on how to tender common shares.

The Board does not have discretion in determining whether or not to make the Fifth Anniversary Tender Offer. The Fifth Anniversary Tender Offer will be made based on the parameters described herein absent a shareholder vote to modify the terms of, or repeal, the requirement to conduct the Fifth Anniversary Tender Offer.

The Fund intends to consummate purchases of common shares tendered pursuant to the Fifth Anniversary Tender Offer with cash on hand or by liquidating portfolio securities. Pursuant to the requirements of the 1940 Act, prior to purchasing common shares tendered pursuant to the Fifth Anniversary Tender Offer, the Fund will, pursuant to the terms of the Series A Preferred Shares, redeem any amount of Series A Preferred Shares necessary to ensure that the Fund will have “asset coverage,” as defined in the 1940 Act, of at least 200% for the Series A Preferred Shares after deducting the purchase price for the common shares to be purchased in the Fifth Anniversary Tender Offer.

For additional considerations and the risks associated with the Fifth Anniversary Tender Offer, see “Risk Factors and Special Considerations—General Risks—Tender Offer Risk” and “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Book Entry.    The common shares may be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes in this circumstance. In accordance with the procedures of DTC, however, purchasers of common shares whose common shares are held in the name of Cede & Co. as nominee for the DTC will be deemed the beneficial owners of stock purchased for purposes of distributions, voting and liquidation rights. Certain investors may hold common shares (or Combinations) directly in their own names. Such investors will have to contact the Fund’s transfer agent to sell their common shares (or Combinations).

Listing.    The common shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.” You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share. Each Combination is expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.C” for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

The common shares and Series A Preferred Shares, and the Combinations, are expected to be listed on either the NYSE or the NYSE MKT. The Fund will make a determination regarding the exchange on which to seek the listing of its common shares and Series A Preferred Shares, and the Combinations, prior to the closing of this offering. The Fund’s determination will be based on the results of the offering in light of each exchange’s minimum listing standards.

Availability of Additional Information.    The Governing Documents of the Fund are on file with the SEC. For access to the full text of these documents please refer to the Fund’s filings with the SEC.

DESCRIPTION OF SERIES A PREFERRED SHARES

Currently, an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board without common shareholder approval and materially limit and/or qualify the rights of the holders of the Fund’s common shares. The Fund is offering up to 2,000,000 Series A Cumulative Puttable and Callable Preferred Shares, par value $0.001, pursuant to this prospectus. The Series A Preferred Shares are designed primarily for long term investors, and you should not purchase Series A Preferred Shares of the Fund if you intend to sell them shortly after purchase.

The Series A Preferred Shares will, when issued and paid for in accordance with the terms of this offering, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the Series A Preferred Shares.

Distributions.    The Fund will pay distributions, when, as and if declared by the Board out of funds legally available therefor, calculated separately for each distribution period and are expected to be paid quarterly on March 26, June 26, September 26, and December 26 in each year (each, a “Distribution Payment Date”) commencing on the Distribution Payment Date following the date on which such shares are originally issued, which will be the closing date of this offering (the “Date of Original Issue”) (if any Distribution Payment Date is not a business day, then on the next succeeding business day), and computed on the basis of a 360 day year consisting of twelve 30 day months, on the liquidation preference of $40 per Series A Preferred Share.

As used herein, each period beginning on and including a Distribution Payment Date (or beginning on the Date of Original Issue, in the case of the first distribution period after the issuance of such Series A Preferred Shares) and ending on but excluding the next succeeding Distribution Payment Date is referred to as a “Distribution Period.” Four full Distribution Periods comprise a “Year.” As a result, the Distribution Period beginning on the Date of Original Issue, together with the next four Distribution Periods, are referred to herein as “Year 1,” the next four Distribution Periods are referred to herein as “Year 2,” and so on.

For the Distribution Periods occurring in Year 1, the Statement of Preferences provides for distributions to be paid at an annualized rate of 8.00% based on the liquidation preference of the Series A Preferred Shares.

Thereafter, for the Distribution Periods occurring in Year 2 and Year 3, the Statement of Preferences provides for distributions to be paid at an annualized rate of 5.00% based on the liquidation preference of the Series A Preferred Shares. During the last Distribution Period occurring in Year 3, and during the last Distribution Period occurring in each subsequent Year, the Board will determine and publicly announce at least 60 days prior to the end of such Distribution Period a fixed annual distribution rate that will apply for the Distribution Periods occurring in the next Year. The Statement of Preferences provides that such annual rate will be 200 basis points over the yield of the ten year U.S. Treasury Note at the date such rate is fixed by the Board; provided that, in no case will the annualized Series A Preferred Share distribution rate for the Distribution Periods occurring in Year 4 or thereafter be less than 5.00% or greater than 7.00% based on the liquidation preference of the Series A Preferred Shares.

The distribution rates described above are a percentage of a preferred shareholder’s investment in the Fund, which is represented by the aggregate liquidation preference of the Series A Preferred Shares owned by a preferred shareholder. This amount will represent 40% of an investor’s Combination investment in the a Fund. Therefore, the foregoing distribution rates, as a percentage of an investor’s total Combination investment, are smaller.

Distributions will be paid to holders of record of Series A Preferred Shares as they appear on the stock register of the Fund at the close of business on the fifth preceding business day of a Distribution Payment Date (each, a “Record Date”) in preference to distributions on common shares and any other capital shares of the Fund ranking junior to the Series A Preferred Shares in payment of distributions. Distributions on Series A Preferred Shares that were originally issued on the Date of Original Issue (i.e., the Series A Preferred Shares issued in this offering) shall accumulate from the Date of Original Issue. Distributions on all other Series A Preferred Shares (i.e., Series A Preferred Shares that may be issued in future offerings) shall accumulate from (x) the date on which such shares are originally issued if such date is a Dividend Payment Date, (y) the immediately preceding Dividend Payment Date if the date on which such shares are originally issued is other than a Dividend Payment Date and is on or before a Record Date or (z) the immediately following Dividend Payment Date if the date on which such shares are originally issued is during the period between a Record Date and a Dividend Payment Date. Distributions on account of arrears for any past Distribution Period or in connection with the redemption of Series A Preferred Shares may be declared and paid at any time, without reference to any Distribution Payment Date, to holders of record on such date as is fixed by the Board.

No full distributions will be declared or paid on Series A Preferred Shares for any Distribution Period or part thereof unless full cumulative distributions due through the most recent Distribution Payment Dates therefor for all series of preferred shares of the Fund ranking on a parity with the Series A Preferred Shares as to the payment of distributions have been or contemporaneously are declared and paid. If full cumulative distributions due have not been paid on all outstanding series of Fund preferred shares, any distributions being paid on such series of preferred shares (including the Series A Preferred Shares) will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unpaid on each such series of Fund preferred shares (including the Series A Preferred Shares) on the relevant Distribution Payment Date. The Fund’s obligation to make distributions on Fund preferred shares (including Series A Preferred Shares) will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund’s senior securities representing debt.

Upon a liquidation, each holder of the Series A Preferred Shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the Series A Preferred Shares as to liquidation payments) an amount per share equal to such share’s liquidation preference of $40 per Series A Preferred Share plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of preferred shares, including the Series A Preferred Shares, will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders (including holders of the Series A Preferred Shares) would come from the common shareholders’ capital. Such distributions reduce the net assets attributable to common shareholders since the liquidation preference of the preferred shareholders (including the holders of the Series A Preferred Shares) is constant.

So long as any Fund preferred shares are outstanding, the Fund may not declare any distribution (other than a distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of distributions and the distribution of assets upon liquidation), unless:

•	the Fund has declared and paid (or provided to the relevant distribution paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common share distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents or Statement of Preferences; and

•	after deducting the amount of such distribution, the Fund meets applicable asset coverage requirements described under “—Asset Maintenance Requirements.”

In the event that for any taxable year the total distributions on the Fund’s preferred shares exceed the Fund’s ordinary income and net capital gain allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares) and as capital gains thereafter. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as total return on their investment in the Fund. Preferred shareholders who periodically receive the payment of a distribution which may consist of a return of capital may be under the impression that they are receiving net profits when they are not. Preferred shareholders should not assume that the source of a distribution from the Fund is net profit. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Voting Rights.    Except as described below or in a resolution of the Board or its delegate, holders of Series A Preferred Shares will have no power to vote on any matter except matters submitted to a vote of the Fund’s common shares. The Statement of Preferences provides that, subject to the requirements of the 1940 Act, in any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares will be entitled to one vote for each Series A Preferred Share held and the holders of all outstanding Series A Preferred Shares (and the holders of any other outstanding series of Fund preferred shares) and the common shares will vote together as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time distributions on outstanding preferred shares are due and unpaid in an amount equal to at least two full years’ distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board automatically will be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than thirty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all distributions payable on all outstanding preferred shares for all past distribution periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate automatically.

The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares (defined pursuant to the 1940 Act), voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. For purposes of this paragraph, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the preferred shares present at such meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding preferred shares, whichever is less. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded.

The affirmative vote of the holders of a majority of the outstanding preferred shares (defined pursuant to the 1940 Act), voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences.

The class votes of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

While the Statement of Preferences provides that, in any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred Shares will be entitled to one vote for each Series A Preferred Share held and the holders of all outstanding Series A Preferred Shares and the common shares will vote together as a single class, the 1940 Act separately provides that common shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s common shareholders. Therefore, if consent of the common shareholders is sought to issue common shares at a price below the then current NAV, the Fund will need approval of the common shares and the Series A Preferred Shares voting together as a single class (as contemplated by the Statement of Preferences), in addition to the approval of common shareholders the 1940 Act requires, which could impede the Fund’s ability to conduct an offering of common shares below the then current NAV.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.

Holder Put Option.    The Fund will repurchase all or any part of the Series A Preferred Shares that holders have properly submitted for repurchase and not withdrawn during the 30 day period prior to each of the last Distribution Payment Date in Year 3 and the last Distribution Payment Date in Year 5, at the liquidation preference, plus any accumulated and unpaid distributions. The Fund will notify holders of Series A Preferred Shares in writing of the commencement of each 30 day window (each a “Put Window”). Series A Preferred Shares submitted for repurchase outside of the applicable Put Window will not be purchased by the Fund, and shares validly submitted during the applicable Put Window will not be purchased by the Fund except on the date designated therefor. Additionally, holders of Series A Preferred Shares seeking to put such shares must follow certain procedures for transmitting such shares for repurchase as will be communicated to such holders in advance of the applicable Put Window. After five years from the closing date of this offering (i.e., on or about [    ], 2021 if the offering is not extended; [    ], 2021 if the offering is extended one time; [    ], 2021 if the offering is extended a second time), any outstanding Series A Preferred Shares will be perpetual preferred shares, subject only to the Fund’s ability to call all or a portion of such shares pursuant to their terms, including terms related to mandatory redemption, and holders of Series A Preferred Shares will have no right to force the Fund to redeem any Series A Preferred Shares. See “—Mandatory Redemption Relating to Asset Coverage Requirements” below.

Optional Redemption of Series A Preferred Shares.    Prior to five years from the closing date of this offering (i.e., on or about [    ], 2021 if the offering is not extended; [    ], 2021 if the offering is extended one time; [    ], 2021 if the offering is extended a second time) the Series A Preferred Shares are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board, to maintain the Fund’s status as a RIC under Subchapter M of the Code, provided that neither the Fund nor the Trustees shall have any liability for failing to so redeem the Series A Preferred Shares. Commencing five years from the closing date of this offering (i.e., on or about [    ], 2021 if the offering is not extended; [    ], 2021 if the offering is extended one time; [    ], 2021 if the offering is extended a second time) and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series A Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid distributions through the date of redemption. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Fund’s Governing Documents, the Fund’s Statement of Preferences and 1940 Act. The Fund may also, consistent with the Statement of Preferences, redeem the Series A Preferred Shares at any time to the extent the Fund fails to maintain the asset coverage requirements specified under the 1940 Act in the absence of such redemption. See “—Mandatory Redemption Relating to Asset Coverage Requirements” below.

Asset Maintenance Requirements.    The Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 200% of the amount of any preferred stock and debt outstanding.

The Fund will be required under the preferred shares’ Statement of Preferences to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem a number of preferred shares sufficient to satisfy such asset coverage. See “—Mandatory Redemption Relating to Asset Coverage Requirements” below.

Mandatory Redemption Relating to Asset Coverage Requirements.    The Fund may, at its option, consistent with its Governing Documents, its Statement of Preferences and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares (including the Series A Preferred Shares) in the event that the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days following such failure.

The redemption price for any Series A Preferred Shares subject to mandatory redemption will be the liquidation preference per Series A Preferred Share ($40) plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are mandatorily redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage).

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents, its Statement of Preferences and the 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series (if more than one series of preferred shares are then outstanding). If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Redemption Procedures.    A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 30 days (subject to NYSE or NYSE MKT requirements), nor more than 60 days, prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of any preferred shares will not have the right to redeem any of their shares at their option, except as set forth above under “—Holder Put Option.”

Tenders and Repurchases.    In addition to the redemption provisions described herein, the Fund may also tender for or purchase Series A Preferred Shares (whether in private transactions or on the NYSE or NYSE MKT) and the Fund may subsequently resell any shares so tendered for or purchased, subject to the provisions of the Fund’s Governing Documents the Fund’s Statement of Preferences and the 1940 Act.

Book Entry.    Series A Preferred Shares may be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of Series A Preferred Shares for all purposes in this circumstance. In accordance with the procedures of DTC, however, purchasers of Series A Preferred Shares whose Series A Preferred Shares are held in the name of Cede & Co. as nominee for the DTC will be deemed the beneficial owners of stock purchased for purposes of distributions, voting and liquidation rights. Certain investors may hold Series A Preferred Shares (or Combinations) directly in their own names. Such investors will have to contact the Fund’s transfer agent to sell their Series A Preferred Shares (or Combinations).

Listing.    The Series A Preferred Shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.A.” You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share. Each

Combination is expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.C” for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

The common shares and Series A Preferred Shares, and the Combinations, are expected to be listed on either the NYSE or the NYSE MKT. The Fund will make a determination regarding the exchange on which to seek the listing of its common shares and Series A Preferred Shares, and the Combinations, prior to the closing of this offering. The Fund’s determination will be based on the results of the offering in light of each exchange’s minimum listing standards.

Rating Agency Guidelines.    Upon issuance or at any time thereafter, Fund preferred shares (including the Series A Preferred Shares) may be rated at the request of the Fund by one or more of the nationally recognized statistical rating organizations. Such ratings may require asset coverage tests that are more difficult to satisfy than the 200% test in the 1940 Act and may also impose diversification, industry concentration and other limitations. The Fund will not obtain ratings for the Series A Preferred Shares upon issuance, but may determine to obtain such ratings in the future.

Any such ratings assigned to a series of Fund preferred shares, including to the Series A Preferred Shares if ratings are obtained in the future, are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. Such ratings are not recommendations to purchase, hold or sell shares of any series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to the rating agencies by the Fund and the Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to a series of Fund preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to the rating agencies for rating any series of the preferred shares.

The calculation of the elements and definitions of certain terms of any rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the preferred shares by any rating agency then rating the preferred shares at the request of the Fund, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred shares.

Other Series of Preferred Shares.    The Fund could issue other series of preferred shares in the future, and the terms of such preferred shares may be similar or different from those set forth herein; however, each series of preferred shares, including the Series A Preferred Shares, will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. Other series of preferred shares may have features such as variable, rather than fixed, distribution rates reset periodically in a remarking, auction or other procedure, may not be exchange listed, may come with a standby liquidity provider and may have differing liquidation preference amounts, among other potential differences.

Availability of Additional Information. The Governing Documents and Statement of Preferences of the Fund are on file with the SEC. For access to the full text of these documents please refer to the Fund’s filings with the SEC.

LEVERAGE

The Fund is permitted to borrow money or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), and issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets) net of any borrowings or debt securities. “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes). The Fund will initially utilize leverage through the issuance of the Series A Preferred Shares in this offering. The Fund’s Series A Preferred Shares are expected to represent approximately 40% of the Fund’s Managed Assets (approximately 66 2/3% of its net assets rather than the 100% permitted by the 1940 Act) on the date of issuance. The Fund may also engage in investment management techniques that will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid assets on its accounting records equal to the Fund’s obligations in respect of such techniques.

The use of leverage, if employed, is subject to numerous risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. For example, a rise in short term interest rates, which currently are near historically low levels, will cause the Fund’s NAV to decline more than if the Fund had not used leverage. A reduction in the Fund’s NAV may cause a reduction in the market price of its common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. When the Fund uses leverage, the management fee payable to the Adviser will be higher than if the Fund did not use leverage because this fee is calculated on the basis of the Fund’s Managed Assets, which include the proceeds of leverage. Any leveraging strategy the Fund employs may not be successful. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

Certain types of leverage the Fund may use may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short term debt securities or preferred shares issued by the Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Adviser does not believe that these covenants or guidelines will impede it from managing the Fund’s portfolio in accordance with its investment objective and policies. See “Description of Series A Preferred Shares.”

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

Preferred Shares

The Fund is permitted to leverage its portfolio by issuing preferred shares and will issue Series A Preferred Shares in this offering. Under the 1940 Act, the Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less its liabilities (i.e., the value of the Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares plus the amount of any outstanding borrowings or debt securities). In addition, the Fund will not be permitted to declare any cash distribution on its common shares or repurchase its common shares unless, after giving effect to such declaration or repurchase, the value of the Fund’s assets less liabilities other than borrowings and debt securities is at least 200% of such liquidation value (plus the amount of any outstanding borrowings or debt securities) after deducting the amount of such distribution. The Fund’s Series A Preferred Shares are expected to represent approximately 40% of the Fund’s Managed Assets

(approximately 66 2/3% of its net assets rather than the 100% permitted by the 1940 Act) on the date of issuance. The terms of the Series A Preferred Shares are described under “Description of Series A Preferred Shares.”

If the Fund were to issue additional preferred shares, the terms of such preferred shares may be similar or different from the terms of the Series A Preferred Shares; however, each series of preferred shares, including the Series A Preferred Shares, will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. See “Description of Series A Preferred Shares.”

Derivatives

The Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this prospectus and in the SAI. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

To the extent the terms of such transactions obligate the Fund to make payments, the Fund may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by the Fund under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by the Fund under the terms of such transactions is represented by the notional amounts of such investments, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by the Fund under the terms of such transactions is represented by the market value of the Fund’s current obligations, the Fund would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate the Fund to deliver particular securities to extinguish the Fund’s obligations under such transactions the Fund may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide the Fund with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to the Fund’s limitations on borrowings discussed above, but may create leverage for the Fund. To the extent that the Fund’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in the Fund maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of distributions and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

RISK FACTORS AND SPECIAL CONSIDERATIONS

The Fund is a non-diversified, closed-end fund designed primarily as a long term investment and not as a trading vehicle. As a newly organized entity, the Fund has no operating history. See “The Fund.” An investment in the Fund is subject to investment risk, including the possible loss of the entire amount you invest. Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the following risks carefully.

Risks of investing in the Fund include: (1) risks related to the Fund’s portfolio investments in equity securities, income producing securities, derivatives, and other instruments; (2) risks related to the Fund’s investment in Portfolio Funds, including the Portfolio Funds’ direct investments; (3) special risks to holders of common shares; (4) special risks to holders of Series A Preferred Shares; and (5) general risks.

Risks Related to the Fund’s Portfolio Investments

Non-Diversified Status.    The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means it is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. To qualify as a RIC for purposes of the Code, the Fund intends to conduct its operations in a manner that will relieve it of any liability for U.S. federal income tax to the extent its earnings are distributed to shareholders. To so qualify as a RIC, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year:

•	not more than 25% of the market value of its total assets will be invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, any two or more issuers in which the Fund owns 20% or more of the voting securities and which are determined to be engaged in the same, similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (as defined in the Code); and

•	at least 50% of the market value of the Fund’s assets will be represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited in respect of any one issuer to an amount not greater than 5% of the value of its assets and not more than 10% of the outstanding voting securities of such issuer.

Equity Risk.    Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the OTC markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The NAV of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distribution.

Common Stock Risk.    Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Distribution Paying Equity Security Risk.    In selecting equity income securities in which the Fund will invest, the Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. Dividends on equity income securities which the Fund may hold are not fixed but are declared at the discretion of an issuer’s board of directors. Companies that have historically paid dividends on their securities are not required to continue to pay dividends on such securities. There is no guarantee that the issuers of the common equity securities in which the Fund invests will declare dividends in the future or that, if declared, they will remain at current levels or increase over time. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. Dividend producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Fund’s investments in dividend producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s NAV or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Preferred Stock Risk.    There are special risks associated with the Fund’s investing in preferred securities, including:

•	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Value Investing Risk.    The Fund invests in dividend paying common and preferred stocks that the Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Total Return Risk.    The Fund utilizes several investment management techniques in an effort to generate positive total return. The risks of these techniques, such as option writing, leverage and investing in emerging markets, are described elsewhere in this prospectus. Taken together these and other techniques represent a risk that the Fund will experience a negative total return even in market environments that are generally positive and that the Fund’s returns, both positive and negative, may be more volatile than if the Fund did not utilize these investment techniques.

Merger Arbitrage Risk.    The principal risk associated with the Fund’s arbitrage investments is that certain of the proposed reorganizations in which the Fund invests may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Convertible Securities Risk.    Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Warrants Risks.    If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Rights Risks.    The failure to exercise subscription rights to purchase common stock would result in the dilution of the Fund’s or Portfolio Fund’s interest in the issuing company. The market for such rights is not well developed, and, accordingly, the Fund may not always realize full value on the sale of rights.

Interest Rate Risk.    Rising interest rates may adversely affect the financial performance of companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost effective manner. This risk is heightened since certain interest rates are currently at historically low levels.

During periods of declining interest rates, the issuer of a preferred stock or debt instrument may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Small Capitalization Company Risk.    Smaller capitalization companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. If a product fails or there are other adverse developments, or if management changes, the Fund’s investment in a smaller capitalization company may lose substantial value. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer term view.

•	Small and Mid Cap Stock Risk. The Fund may invest in companies with small or medium capitalizations. Smaller and medium company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a smaller or medium company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller and medium company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Smaller and medium companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller and medium company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small and medium company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium company stocks may not be well known to the investing public.

•

Unseasoned Companies Investment Risk.    The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

•	Smaller and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While smaller or emerging growth company issuers may offer greater opportunities for capital appreciation than large cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

Small cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Smaller companies, due to the size and kinds of markets that they serve, may be less susceptible than large companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Fixed Income Securities Risks.    Fixed income securities in which the Fund may invest are generally subject to the following risks:

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Interest Rate Risk.    The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates. The magnitude of these fluctuations in the market price of bonds and other income or dividend paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s NAV. The Fund may lose money if short term or long term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage related securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income or dividend paying securities, government guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of income or dividend paying securities held by the Fund and decreasing the Fund’s exposure to interest rate risk. The Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Fund to reduce interest rate risk will be successful or that any hedges that the Fund may establish will perfectly correlate with movements in interest rates.

The Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Fund’s common shares.

•	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

•	Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Non-Investment Grade Securities Risk.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

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Prepayment Risk.    Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

•	Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Adviser deems relevant. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time. Generally speaking, the longer the duration of any fixed-income securities in the Fund’s portfolio, the more exposure the Fund will have to the interest rate risks described above.

Corporate Bonds Risk.    The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this prospectus in further detail, including under “—Fixed Income Securities Risks—Credit Risk,” “—Fixed Income Securities Risks—Interest Rate Risk,” “—Fixed Income Securities Risks—Prepayment Risk,” and “—General Risks—Inflation Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Non-Investment Grade Securities Risk.”

Non-Investment Grade Securities Risk.    The Fund may invest in preferred, convertible, debt, or other securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “BB” or lower by S&P or “Ba” or lower by Moody’s, or non-rated securities of comparable quality. These securities, also sometimes referred to as “junk” or “high yield” securities, generally pay a premium above the yields of U.S. government securities or securities of investment grade issuers because they are subject to greater risks than these securities.

Such securities are subject to greater risks than investment grade securities, which reflect their speculative character, including the following:

•	greater volatility;

•	greater credit risk;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

Securities purchased by the Fund may be rated as low as C by Moody’s or D by S&P or may be unrated securities considered to be of equivalent quality. Securities that are rated C by Moody’s are the lowest rated class and can be regarded as having extremely poor prospects of ever obtaining investment grade standing. Securities rated D by S&P are in default or are expected to default upon maturity of payment date.

The market value of lower rated securities may be more volatile than the market value of higher rated securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than more highly rated securities, which primarily reflect fluctuations in general levels of interest rates. Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management, and regulatory matters.

Non-investment grade securities also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay regular income streams.

Distressed and Defaulted Securities Risk.    Investments in the securities of financially distressed issuers are speculative and involve substantial risks. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Among the risks inherent in investments in a troubled entity is the fact that it frequently may be difficult to obtain information as to the true financial condition of such issuer. The Adviser’s judgment about the credit quality of the issuer and the relative value and liquidity of its securities may prove to be wrong. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Yield and Ratings Risk.    The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and other ratings agencies represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by the Fund, a rated security may cease to be rated. The Adviser will consider such an event in determining whether the Fund should continue to hold the security.

Unrated Securities Risk.    Because the Fund may purchase securities that are not rated by any rating organization, the Adviser may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Foreign Securities Risk.    The Fund may invest in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign

Securities”). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of U.S. issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.

Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from Foreign Securities may not be eligible for the special tax treatment applicable to qualified dividend income.

There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk.    The Fund may invest in securities of issuers whose primary operations or principal trading market are located in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk.    The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Temporary Investments.    During temporary defensive periods and during inopportune periods to be fully invested, the Fund may invest in U.S. government securities and in money market open-end funds that invest in those securities. Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law.

Restricted and Illiquid Securities Risk.    Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s NAV and the price the Fund actually receives upon sale.

Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon the Adviser’s skill in determining the Fund’s strategic asset class allocation and in selecting the best mix of investments. There is a risk that the Adviser’s evaluations and assumptions regarding asset classes or investments may be incorrect in view of actual market conditions.

The Fund’s allocation of its investments across various Portfolio Funds, segments of the securities markets and countries, regions, asset classes and sectors may vary significantly over time based on the Adviser’s analysis and judgment. As a result, the particular risks most relevant to an investment in the Fund, as well as the overall risk profile of the Fund’s portfolio, may vary over time. The Adviser employs an active approach to the Fund’s investment allocations, but there is no guarantee that the Adviser’s allocation strategy will produce the desired results. The percentage of the Fund’s total assets allocated to any category of investment may at any given time be significantly less than the maximum percentage permitted pursuant to the Fund’s investment policies. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions. The flexibility of the Fund’s investment policies and the discretion granted to the Adviser to invest the Fund’s assets across various Portfolio Funds, segments, classes and geographic regions of the securities markets and in securities with various characteristics means that the Fund’s ability to achieve its investment objective may be more dependent on the success of its Adviser than other investment companies.

Special Risks Related to Investment in Derivatives

The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Options, futures contracts, swaps contracts, and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, Foreign Securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which options, futures, swaps and options on futures or swaps are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s NAV and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments. Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible SEC or Commodity Futures Trading Commission (“CFTC”) mandated margin requirements. These regulators also have broad discretion to impose margin requirements on non-cleared OTC derivatives. These margin requirements will increase the overall costs for the Fund.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

The SAI contains additional information regarding the Fund’s potential use of derivative transactions, and the risks related thereto, including with respect to swaps, options and covered call option strategies, futures and options thereon and certain types of currency transactions, among others. Please refer to the SAI for more detailed summaries of these and other types of derivative transactions in which the Fund may engage, together with the risks related thereto.

Private Company Risks.    Private companies are generally not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with Generally Accepted Accounting Principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render such private companies more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives.

•	Private Company Management Risk. Private companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company. The Fund generally does not intend to hold controlling positions in the private companies in which it invests. As a result, the Fund is subject to the risk that a company may make business decisions with which the Fund disagrees, and that the management and/or shareholders of a portfolio company may take risks or otherwise act in ways that are adverse to the Fund’s interests. Due to the lack of liquidity of such private investments, the Fund may not be able to dispose of its investments in the event it disagrees with the actions of a private portfolio company and may therefore suffer a decrease in the value of the investment.

•	Private Company Liquidity Risk. Securities issued by private companies are typically illiquid. If there is no readily available trading market for privately issued securities, the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell them if they were more widely traded. See “—Restricted and Illiquid Securities Risk.”

•	Private Company Valuation Risk. There is typically not a readily available market value for the Fund’s private investments. The Fund values private company investments in accordance with valuation guidelines adopted by the Board, that the Board, in good faith, believes are designed to accurately reflect the fair value of securities valued in accordance with such guidelines. The Fund is not required to but may utilize the services of one or more independent valuation firms to aid in determining the fair value of these investments. Valuation of private company investments may involve application of one or more of the following factors: (i) analysis of valuations of publicly traded companies in a similar line of business, (ii) analysis of valuations for comparable merger or acquisition transactions, (iii) yield analysis and (iv) discounted cash flow analysis. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s private investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the amounts the Fund may realize on any dispositions of such investments. In addition, the impact of changes in the market environment and other events on the fair values of the Fund’s investments that have no readily available market values may differ from the impact of such changes on the readily available market values for the Fund’s other investments. The Fund’s NAV could be adversely affected if the Fund’s determinations regarding the fair value of the Fund’s investments were materially higher than the values that the Fund ultimately realizes upon the disposal of such investments.

•	Reliance on the Adviser Risk. The Fund may enter into private investments identified by the Adviser, in which case the Fund will be more reliant upon the ability of the Adviser to identify, research, analyze, negotiate and monitor such investments, than is the case with investments in publicly traded securities. As little public information exists about many private companies, the Fund will be required to rely on the Adviser’s diligence efforts to obtain adequate information to evaluate the potential risks and returns involved in investing in these companies. The costs of diligencing, negotiating and monitoring private investments will be borne by the Fund, which may reduce the Fund’s returns.

•	Co-Investment Risk. The Fund may also co-invest in private investments sourced by third party investors unaffiliated with either the Fund or the Adviser, such as private equity firms. The Fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of the lead investor in the transaction. To the extent that the lead investor in such a co-investment opportunity assumes control of the management of the private company, the Fund will be reliant not only upon the lead investor’s ability to research, analyze, negotiate and monitor such investments, but also on the lead investor’s ability to successfully oversee the operation of the company’s business. The Fund’s ability to dispose of such investments is typically severely limited, both by the fact that the securities are unregistered and illiquid and by contractual restrictions that may preclude the Fund from selling such investment. Often the Fund may exit such investment only in a transaction, such as an IPO or sale of the company, on terms arranged by the lead investor. Such investments may be subject to additional valuation risk, as the Fund’s ability to accurately determine the fair value of the investment may depend upon the receipt of information from the lead investor. The valuation assigned to such an investment through application of the Fund’s valuation procedures may differ from the valuation assigned to that investment by other co-investors.

•	Private Company Competition Risk. Many entities may potentially compete with the Fund in making private investments. Many of these competitors are substantially larger and have considerably greater financial, technical and marketing resources than the Fund. Some competitors may have a lower cost of funds and access to funding sources that are not available to the Fund. In addition, some competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of, or different structures for, private investments than the Fund. Furthermore, many competitors are not subject to the regulatory restrictions that the 1940 Act imposes on the Fund. As a result of this competition, the Fund may not be able to pursue attractive private investment opportunities from time to time.

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Private Debt Securities Risk.    Private companies in which the Fund invests may be unable to meet their obligations under debt securities held by the Fund, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of the Fund realizing any guarantees it may have obtained in connection with its investment. Private companies in which the Fund invests may have, or may be permitted to incur, other debt that ranks equally with, or senior to, debt securities in which the Fund invests. Privately issued debt securities are often of below investment grade quality and frequently are unrated. See “—Non-Investment Grade Securities Risk.”

•	Affiliation Risk. There is a risk that the Fund may be precluded from investing in certain private companies due to regulatory implications under the 1940 Act or other laws, rules or regulations or may be limited in the amount it can invest in the voting securities of a private company, in the size of the economic interest it can have in a private company or in the scope of influence it is permitted to have in respect of the management of a private company. Should the Fund be required to treat a private company in which it has invested as an “affiliated person” under the 1940 Act, the 1940 Act would impose a variety of restrictions on the Fund’s dealings with the private company. Moreover, these restrictions may arise as a result of investments by other clients of the Adviser or its affiliates in a private company. These restrictions may be detrimental to the performance of the Fund compared to what it would be if these restrictions did not exist, and could impact the universe of investable private companies for the Fund. The fact that many private companies may have a limited number of investors and a limited amount of outstanding equity heightens these risks.

REIT Risk.    A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code, and invests substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derives most of its income from certain prescribed sources relating to real estate (including rents from real property and interest on loans secured by mortgages on real property), and distributes to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly, and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. Mortgage REITs can make construction, development or long term mortgage loans and are sensitive to the credit quality of the borrower. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. They are subject to heavy cash flow dependency, defaults by borrowers or tenants, self liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. REITs are dependent upon the skills of their managers and are not diversified. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry. REITs (especially mortgage REITs) are also subject to interest rate risks. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Master Limited Partnerships Risk.    The Fund may invest in MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels, giving the general partner an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners. MLP limited partnership units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike shareholders of a corporation, the limited partners do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the partnership assets, removal of the general partner or material amendments to the partnership agreement. The limited partners generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions) and typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, the limited partners have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full.

MLP limited partnership units trade on a national securities exchange or OTC. MLP limited partnership units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the MLPs business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Similar to other equity securities, prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Short Sales Risk.    Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its Custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short-selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Loans of Portfolio Securities.    Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI) and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines.

New Issues Risk.    “New Issues” are IPOs of U.S. equity securities. Investments in companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs and therefore investors should not rely on any past gains from IPOs as an indication of future performance. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Securities issued in IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile or may decline shortly after the IPO. When an IPO is brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or, if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like.

Risks Related to the Fund’s Investment in Portfolio Funds

The Fund may invest in the securities of Portfolio Funds to the extent permitted by law. Because the Fund and the Portfolio Funds may generally make the same types of direct investments and pursue the same types of investment strategies, the risk factors and special considerations summarized elsewhere in this prospectus and in the SAI should be understood to apply to the Fund’s indirect exposure to the Portfolio Funds’ investments as well. Additionally, because the Fund will be a common shareholder or a preferred shareholder of Portfolio Funds, and because the Fund itself is a closed-end fund, the risks described elsewhere in this prospectus and in the SAI in respect of investing in the Fund’s common shares and Series A Preferred Shares should be understood to apply to the Fund as a common shareholder or a preferred shareholder of a Portfolio Fund. The following describes certain additional risks that are relevant to the Fund’s investments in Portfolio Funds.

Expense Risk.    To the extent the Fund invests in Portfolio Funds, the Fund will bear its ratable share of any such Portfolio Fund’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common stock will be subject to duplicative investment expenses. In addition, this risk is exacerbated to the extent the Fund and a Portfolio Fund own the same security, as holders of the Fund’s common stock will be subject to duplicative expenses with respect to the same underlying investment.

Concentration Risk.    Some Portfolio Funds invest substantially, or even exclusively, in one sector, industry group, region or country and therefore carry the risks of that particular sector, industry group, region or country. To the extent a Portfolio Fund focuses its investments in a specific sector or industry, such as real estate, energy or utilities; or region or country, such as emerging markets, Asia, Europe or a particular U.S. state (such as in the case of a state municipal bond fund), the Portfolio Fund will be susceptible to adverse conditions and economic or regulatory occurrences affecting that sector, industry group, region or country, which tends to increase volatility and result in higher risk. See “Investment Objective and Policies—Additional Investment Practices and Risk Factors—Additional Risks Related to the Fund’s Investment in Portfolio Funds” in the SAI.

Strategy Risk.    Portfolio Funds may pursue various dividend, covered call option, total return, high income, balanced or limited duration investment strategies, among others. These strategies all entail various risks, including increased volatility and higher risks than if such Portfolio Funds did not pursue such focused strategies. There can be no assurance that Portfolio Funds will be able to successfully implement their stated investment programs or strategies.

Risks of Investing in Closed-End Fund Preferred Shares.    The Fund may invest in preferred shares issued by Portfolio Funds. In addition to the general risks of investing in preferred shares described under “Risk Factors and Special Considerations—Risks Related to the Fund’s Portfolio Investments—Preferred Stock Risk,” the Fund, as a holder of closed-end fund preferred shares, will itself be subject to the general risks and special considerations in respect of closed-end fund preferred shares described under “Special Risks to Holders of Series A Preferred Shares” and “Description of Series A Preferred Shares,” though the specific terms of the closed-end fund preferred shares in which the Fund may invest may differ from those of the Series A Preferred Shares. In particular closed-end fund preferred shares may not be listed on any exchange, may only be sold in periodic auctions or remarketings, may not have any liquidity features and may thus be illiquid. If the Fund attempted to dispose of illiquid closed-end fund preferred securities it may not be able to do so other than at a discount to such shares’ liquidation preference or at all. Moreover, a closed-end fund’s need to maintain sufficient asset coverage for its preferred shares pursuant to the requirements of the 1940 Act and any rating agencies rating such preferred shares may cause it to optionally or mandatorily redeem such preferred shares and such redemptions of preferred shares held by the Fund may cause the Fund to reinvest the proceeds from the redeemed preferred shares in less favorable investments with lower yields. In addition, except with respect to certain specified matters as described under “Description of Series A Preferred Shares,” closed-end fund preferred shares generally vote together with a Portfolio Fund’s common shares as a single class and thus has relatively little, if any, influence on the outcome of such votes since the absolute number of closed-end fund preferred shares outstanding is usually relatively small vis-a-vis the common shares.

Risks of Investing in Closed-End Fund Auction Rate Preferred Shares.    The Fund may invest in auction rate preferred shares issued by Portfolio Funds. Since February 2008, the auctions for most Portfolio Fund auction rate preferred shares have failed and have continued to fail. Failing means that more auction rate preferred shares are offered for sale than there are buyers for those shares in the periodic auctions that are meant to provide liquidity to auction rate preferred shareholders. During this period while auctions have continued to fail, holders of auction rate preferred shares who wanted to sell their shares at par through the auction process have been unable to do so. Holders have continued to receive dividends on their auction rate preferred shares at a maximum rate determined by reference to short term rates, rather than at a price set by auction. A failed auction is not a default and Portfolio Funds generally have no obligation under their governing documents to redeem their auction rate preferred shares because the auctions continue to fail. The Fund cannot estimate when or if auction markets for auction rate preferred shares will resume functioning. There appears to be a secondary market in certain auction market preferred issues, although the Fund is not aware whether there is or will be an active trading market for any auction rate preferred shares in which the Fund may invest.

If the auctions were to resume, which the Fund does not consider to be likely, other risks would apply. For example, if the Fund places an order (a hold order) at an auction to retain auction rate preferred shares only at a specified rate that exceeds the rate set at the auction, the Fund would not retain its auction rate preferred shares. Additionally, if the Fund places a hold order without specifying a rate below which it would not wish to continue to hold auction rate preferred shares and the auction sets a below-market rate, the Fund would receive a lower rate of return on its auction rate preferred shares than the market rate. Finally, the distribution period may be changed, subject to certain conditions and with notice to the holders of the auction rate preferred shares, which could also affect the liquidity of the Fund’s investment.

If the Fund tries to sell Portfolio Fund auction rate preferred shares between auctions, it may not be able to sell them for their liquidation preference per share or such amount per share plus accumulated dividends. If a Portfolio Fund has designated a special distribution period of more than seven days, changes in interest rates could affect the price the Fund would receive if the Fund sold its auction rate preferred shares in the secondary market. Broker-dealers that maintain a secondary trading market for Portfolio Fund auction rate preferred shares are not required to maintain this market and Portfolio Funds are not required to redeem auction rate preferred shares if either an auction or an attempted secondary market sale fails because of a lack of buyers. Auction rate preferred shares are not registered on a stock exchange. If the Fund sells Portfolio Fund auction rate preferred shares to a broker-dealer or other party between auctions, it may receive less than the price it paid for them.

Risks of Regulatory Limits.    The Fund will be limited by provisions of the 1940 Act that limit the amount the Fund can invest in any one Portfolio Fund. Under Section 12(d)(1)(A) of the 1940 Act, the Fund may only invest up to 5% of its total assets in the securities of any one Portfolio Fund, but may not own more than 3% of the outstanding voting securities of any one Portfolio Fund or invest more than 10% of its total assets in the securities of other Portfolio Funds. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1)(A) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such Portfolio Fund is owned by the Fund and all affiliated persons of the Fund; and (ii) certain requirements are met with respect to sales charges. As a result, the Fund may hold a smaller position in a Portfolio Fund than if it were not subject to this restriction.

The Adviser, acting on behalf of the Fund, must comply with certain voting restrictions unless it is determined that the Fund is not relying on Section 12(d)(1)(F) of the 1940 Act. When the Adviser exercises the Fund’s voting rights with respect to any Portfolio Fund owned by the Fund on any matter upon which Portfolio Fund shareholders are solicited to vote, the Adviser will either (i) seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions; or (ii) vote the Portfolio Fund shares held by the Fund in the same proportion as the vote of all other holders of such security, unless it is determined that the Fund is not relying on Section 12(d)(1)(F) of the 1940 Act. Thus, the Fund may not be able to hold as large of a position in a Portfolio Fund as it may otherwise desire to hold in the absence of such restrictions and if the Fund’s investment decisions with respect to allocations to Portfolio Funds were made purely on investment merit, rather than in the context of these regulatory limitations. Moreover, because these regulatory limitations in certain circumstances effectively prohibit the Fund from voting its Portfolio Fund shares in its discretion, the Fund may not have a say on matters put to a vote of Portfolio Fund shareholders and this may adversely affect the Fund and the value of its Portfolio Fund investments.

Risks of Investing in Affiliated Portfolio Funds.    The Fund may invest in the preferred shares of Affiliated Portfolio Funds. The Adviser may come into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of the preferred shares of an Affiliated Portfolio Fund. The Fund’s investment flexibility may be constrained as a consequence of the inability of the Adviser to use such information for investment purposes. The Fund’s investment flexibility may also be constrained by regulatory requirements under the 1940 Act that could operate, in some circumstances, to prohibit the Fund from purchasing or disposing of preferred shares of Affiliated Portfolio Funds. These considerations may cause the Fund to forego what it would otherwise consider attractive investment opportunities, or may cause the Fund to hold securities which it would otherwise dispose, and could have an adverse impact on the Fund’s returns to shareholders.

Special Risks to Holders of Common Shares

Distribution Policy Risk.    The Fund has adopted a policy, which may be changed at any time by the Board, that beginning in the Fund’s second year of operation, the Fund will pay common shareholders a minimum fixed quarterly distribution rate in relation to the initial NAV of the Fund. This is known as a “managed distribution policy.” In the event the Fund does not generate a total return from distributions and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, all or a portion of the quarterly distribution may be a return of capital, which may have the effect of increasing the Fund’s leverage. Under the Fund’s distribution policy, beginning in the Fund’s second year of operation, the Fund will declare and pay quarterly distributions from net investment income, capital gains, and paid in capital. The actual source of each distribution for U.S. federal income tax purposes will be determined after the end of the year. To the extent distributions are made from current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), they are taxable as ordinary income or long term capital gains. The Fund’s distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as capital gain dividends (which are generally subject to reduced tax rates for non-corporate shareholders). Distributions that represent a return of capital should not be considered as part of the total return from an investment in the Fund.

Market Price Risk.    Whether investors will realize gains or losses upon the sale of shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s NAV per share. Since the market price of the common shares will be affected by such factors as the Fund’s distribution levels (which are in turn affected by expenses), distribution stability, NAV, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above NAV or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their NAVs and the Fund’s common shares may trade at such a discount. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their common shares in a relatively short period of time following completion of this offering. The common shares of the Fund are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Liquidity Risk.    Prior to this offering, there had been no public market for the common shares. The common shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance. No assurances can be provided that listing on any securities exchange or market making will result in the market for common shares being liquid at any time.

Dilution.    The NAV of the common shares will be reduced immediately following this offering as a result of the payment by the Fund of certain offering costs and the solicitation fees. In addition, the Fund may employ strategies that, under certain circumstances, have the effect of reducing its share price and common shareholders’ proportionate interest in the Fund. These include rights offerings in which common shareholders do not subscribe.

Portfolio Turnover Risk.    The Fund may buy and sell securities to take advantage of potential short term trading opportunities, but short term trading will not be used as the primary means of achieving the Fund’s investment objective. The Fund’s annual portfolio turnover rate is not expected to exceed 100% under normal circumstances. However, there are no limits on portfolio turnover, and securities may be sold without regard to length of time held.

Distribution Risk.    The Fund’s common shares do not assure distribution payments. Distributions are paid only when declared by the Board, and the level of distributions may vary over time. If the Fund reduces or eliminates the level of its regular distributions, this may reduce the level of distributions paid by the Fund, and may cause the market prices of the common shares to fall.

Leverage Risk.    The Fund will initially use financial leverage for investment purposes by issuing Series A Preferred Shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. The Fund’s capital structure thus creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the NAV of the Fund and the asset coverage for the Series A Preferred Shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the Series A Preferred Shares or principal or interest payments on debt securities, or to redeem Series A Preferred Shares or repay debt, when it may be disadvantageous to do so, including in connection with the Fifth Anniversary Tender Offer. See “Risk Factors and Special Considerations—General Risks—Tender Offer Risk.” The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares, including the Series A Preferred Shares being issued in this offering, will result in a higher yield or return to the holders of the common shares. Also, because the Fund utilizes leverage, a decline in NAV could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code. See “Taxation.”

Any decline in the NAV of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to the holders of common shares than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the Series A Preferred Shares or of losing its ratings on the Series A Preferred Shares (if any) or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution requirements on the Series A Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the Series A Preferred Shares.

•

Preferred Share Risk.    The issuance of Series A Preferred Shares causes the NAV and market value of the common shares to become more volatile. If the distribution rate on the Series A Preferred Shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the distribution rate on the Series A Preferred Shares plus the management fee annual rate of 1.00% on assets attributable to the proceeds of the Series A Preferred Shares exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued the Series A Preferred Shares. If the Fund has insufficient investment income and gains, all or a portion of the distributions to Series A Preferred Shareholders would come from the common shareholders’ capital. Such distributions reduce the net assets attributable to common shareholders since the liquidation value of the Series A Preferred Shareholders is constant.

In addition, the Fund will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the Series A Preferred Shares, including any additional advisory fees on the incremental assets attributable to such Series A Preferred Shares. Holders of Series A Preferred Shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. Holders of Series A Preferred Shares, voting separately as a single class, will have the right to elect two members of the Board at all times and in the event distributions become in arrears for two full years will have the right to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, the holders of Series A Preferred Shares have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. If holders of Series A Preferred Shares exercise the put rights described in “Description of Series A Preferred Shares,” or if the Fund exercises its option to redeem Series A Preferred Shares after five years from the closing date of this offering (i.e., on or about [            ], 2021 if the offering is not extended; [            ], 2021 if the offering is extended one time; [            ], 2021 if the offering is extended a second time), the exercise of such rights would lead to a reduction in the leverage attributable to the common shares and thus reduce or eliminate the benefits of a leveraged capital structure for the holders of common shares.

The Fund will not be permitted to declare any cash distributions on its common shares or repurchase its common shares unless, after giving effect to such declaration or repurchase, the value of the Fund’s assets less liabilities other than borrowings and debt securities is at least 200% of the liquidation value of the Fund’s outstanding Series A Preferred Shares (plus the amount of any outstanding borrowings or debt securities) after deducting the amount of such distribution. The Fund may thus be required to sell portfolio investments at inopportune times in order to raise cash to redeem Series A Preferred Shares so as to maintain this required asset coverage amount, which would also reduce or eliminate the benefits of a leveraged capital structure for holders of common shares.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. The Fund does not intend to obtain ratings on the Series A Preferred Shares upon issuance, but may determine to obtain such ratings in the future.

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Impact on Common Shares.    The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table reflects leverage representing 40% of the Fund’s Managed Assets, the Fund’s current projected blended annual average leverage distribution or interest rate of 8.00%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.07% of the Fund’s net assets attributable to common shares. If holders of Series A Preferred Shares exercise the put rights described in “Description of Series A Preferred Shares,” or if the Fund exercises its option to redeem Series A Preferred Shares after five years from the closing date of this offering (i.e., on or about [            ], 2021 if the offering is not extended; [            ], 2021 if the offering is extended one time; [            ], 2021 if the

offering is extended a second time), the exercise of such rights would lead to a reduction in the leverage attributable to the common shares and thus reduce or eliminate the benefits of a leveraged capital structure for the holders of common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(22.72)%	(14.38)%	(6.05)%	2.28%	10.62%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or distributions on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Special Risks to Holders of Series A Preferred Shares

Market Price Risk.    The market price for the Series A Preferred Shares will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred Shares and other factors, and may be higher or lower than the liquidation preference of the Series A Preferred Shares. There currently is no market for the Series A Preferred Shares.

As described above, an investor participating in this offering must purchase a Combination consisting of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share. The aggregate purchase price for a Combination will be allocated between the common shares and the Series A Preferred Shares in proportion to their relative fair market values on the date that the Combination is purchased. This allocation of the purchase price will establish a holder’s initial tax basis for U.S. federal income tax purposes in its common shares and Series A Preferred Shares. No assurance can be given that the allocation of purchase price to the Series A Preferred Shares will correspond to their liquidation preference. If the amount of purchase price allocated to the Series A Preferred Shares is less than their liquidation preference by more than a statutorily defined de minimis threshold, holders of such shares may be subject to adverse tax consequences (including the recognition of taxable constructive distributions without a corresponding receipt of cash). Each holder should consult its own tax advisor regarding the allocation of the purchase price between the Fund’s common shares and the Series A Preferred Shares.

Liquidity Risk.    Prior to this offering, there had been no public market for the Series A Preferred Shares. As noted above, the Series A Preferred Shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance. No assurances can be provided that listing on any securities exchange or market making will result in the market for Series A Preferred Shares being liquid at any time.

Redemption and Reinvestment Risk.    The Fund may at any time redeem Series A Preferred Shares to the extent necessary to meet regulatory asset coverage requirements. See “Description of Series A Preferred Shares—Mandatory Redemption Relating to Asset Coverage Requirements.” Additionally, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series A Preferred Shares, the Fund may be obligated under the terms of the Series A Preferred Shares or any indebtedness incurred by the Fund to redeem some or all of the Series A Preferred Shares. Also, on and after five years from the closing date of this offering (i.e., on or about [            ], 2021 if the offering is not extended; [            ], 2021 if the offering is extended one time; [            ], 2021 if the offering is extended a second time), the Fund may call the Series A Preferred Shares at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the Series A Preferred Shares.

The Series A Preferred Shares are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund, and will be of the same ranking to the distributions and liquidation preference as any additional preferred shares that the Fund may issue. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred Shares for the full redemption price.

Distribution Risk.    Distributions on the Series A Preferred Shares are not assured and will be made only when, as and if, declared by the Board out of assets legally available therefor.

Subordination Risk.    The Series A Preferred Shares are not debt obligations of the Fund. The Series A Preferred Shares are junior in respect of interest to be paid on any indebtedness incurred by the Fund. Precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred Shares for the full redemption price.

General Risks

No Operating History.    The Fund is a non-diversified, closed-end management investment company with no operating history. The Fund does not have any historical financial statements or other meaningful operating or financial data on which potential investors may evaluate the Fund and its performance. An investment in the Fund is therefore subject to all of the risks and uncertainties associated with a new business, including the risk that the Fund will not achieve its investment objectives and that the value of any potential investment in our common shares and Series A Preferred Shares could decline substantially as a consequence.

Long Term Objective; Not a Complete Investment Program.    The Fund is intended for investors seeking a total return, consisting of high current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to exploit short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk.    The Fund is subject to management risk because its portfolio will be actively managed. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Dependence on Key Personnel.    The Adviser is dependent upon the expertise of Mario J. Gabelli. If the Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Adviser.

Offering Risk.    Common shares and Series A Preferred Shares traded on the NYSE or the NYSE MKT must be traded as Combinations for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

The terms of the common shares and the Series A Preferred Shares do not require that the common shares and the Series A Preferred Shares remain linked as Combinations, and the Governing Documents of the Fund do not recognize a Combination as a separate security with any rights. Rather, the Fund views the requirement that transactions by investors on the NYSE or the NYSE MKT to be transactions in Combinations for the first 60 days following the closing of this offering as a trading mechanic. Shareholders may at any time transact in individual common shares and individual Series A Preferred Shares in transactions not involving the facilities of the NYSE, the NYSE MKT or another exchange. Shareholders engaging in such transactions will have to contact the Fund’s transfer agent to ensure that such purchases and sales are properly recorded in the Fund’s share register. Shareholders who engage in such transactions will in effect “de-link” their common shares and Series A

Preferred Shares and will not be able to “re-link” them as Combinations for trading on the NYSE or the NYSE MKT. Any such “de-linked” common shares and Series A Preferred Shares will not be tradeable on the NYSE or the NYSE MKT until separate trading of the common shares and Series A Preferred Shares commences on the NYSE or the NYSE MKT; until such time such “de-linked” common shares and Series A Preferred Shares will likely be illiquid.

Thus, as a result of this trading mechanic, common shares and Series A Preferred Shares may be illiquid as individual securities for the first 60 days following the closing of this offering and you will not likely be able to dispose of common shares or Series A Preferred Shares individually during this period. If you attempt to dispose of common shares or Series A Preferred Shares individually in transactions not involving the facilities of the NYSE, the NYSE MKT or another exchange, you may receive less than the NAV of the common shares, the liquidation preference of the Series A Preferred Shares or the imputed market value of either from the market price of a Combination.

During the period in which common shares and Series A Preferred Shares traded on the NYSE or the NYSE MKT must be traded in Combinations, the market prices of such trades may reflect a premium or discount to the sum of the common share NAV and the Series A Preferred Share liquidation preference comprising the Combination. The same factors influencing the individual market prices of common shares and Series A Preferred Shares described elsewhere in this prospectus may also influence the market prices of Combinations. Other factors may also influence the market prices of Combinations, including the value placed on holding the common shares and Series A Preferred Shares together and the relative illiquidity of the common shares and Series A Preferred Shares as individual securities during the period in which only Combinations will be traded on the NYSE or the NYSE MKT.

Additionally, the Adviser and/or its affiliates or their personnel, or other parties with a financial interest in the offering, may purchase Combinations in the offering. Combinations may be purchased by the Adviser and/or its affiliates or their personnel, or by other persons who will receive fees or other compensation or gain depending upon the success of the offering. Such purchases may be made at any time, and will be counted in determining whether the required minimum level of purchases has been met for the closing of the offering. Investors should therefore not expect that the sale of sufficient Combinations to reach the specified minimum, or in excess of that minimum, indicates that such sales have been made to investors who have no financial or other interest in the offering, or who otherwise are exercising independent investment discretion. The sale of the specified minimum, while necessary to create a viable investment company and meet the listing standards of the NYSE or the NYSE MKT, is not designed as a protection to investors, to indicate that their investment decision is shared by other unaffiliated investors. Because there may be substantial purchases by the Adviser and/or its affiliates or their personnel, or other persons who will receive fees or other compensation or gain dependent upon the success of the offering, no individual investor should place any reliance on the sale of the specified minimum as an indication of the merits of this offering. Each investor must make his own investment decision as to the merits of this offering. Moreover, the purchase of common shares and Series A Preferred Shares by the Adviser and/or its affiliates or their personnel could, depending on the size of such ownership, result in the Adviser and/or its affiliates or their personnel being in a position to exercise a significant influence on or, in the extreme case, control, the outcome of any matter put to a vote of shareholders. The Adviser and/or its affiliates, and certain of their personnel, have undertaken not to sell, transfer, assign, pledge, or hypothecate, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of any Common Shares, Series A Preferred Shares and Combinations purchased in this offering for a period of 180 days after the effectiveness of the registration statement relating to this offering. The Distributor will not purchase Combinations in this offering; however, as reflected above, personnel of the Distributor and affiliates of the Distributor and their personnel may purchase Combinations in this offering.

Tender Offer Risk.    The Fund’s Declaration of Trust requires it to conduct the Fifth Anniversary Tender Offer, as described under “Description of Common Shares—Tender Offer.” If the Fund were to repurchase its common shares for a price below NAV, the NAV of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. Any acquisition of common shares by the Fund would decrease the managed assets of the Fund and therefore tend to have the effect of increasing the Fund’s gross expense ratio and decreasing the asset coverage with respect to the Series A Preferred Shares and any other preferred shares or leverage outstanding. The Adviser does not anticipate that repurchases of common shares will interfere with the ability of the Fund to manage its investments in order to seek its investment objective, and does not anticipate any material difficulty in using cash on hand or disposing of portfolio securities to consummate repurchases, although no assurance can be given that this will be the case. It is possible that the Adviser may need to sell portfolio securities at inopportune times when independent investment considerations might dictate otherwise in order to fund repurchases resulting from the Fifth Anniversary Tender Offer or any other tender offer for or repurchase of common shares, or to raise cash in order to redeem any outstanding Series A Preferred Shares (or other preferred shares or leverage then outstanding) so that the Fund will be able to maintain sufficient asset coverage for such preferred shares or other leverage as required by the 1940 Act, the Fund’s Governing Documents and any other terms relating to such preferred shares or other leverage after the consummation of any repurchases of common shares resulting from the Fifth Anniversary Tender Offer or otherwise. These sales may result in losses for the Fund and increased portfolio turnover (together with the consequent transaction expenses thereof). Any consequent increase or reduction in the Fund’s leverage ratio could have an adverse impact on the Fund’s remaining common shareholders and the Fund’s ability to maintain the then current level of any common share distributions. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.” Thus, any repurchases of common shares (in connection with the Fifth Anniversary Tender Offer or otherwise) and consequent reduction in the Fund’s outstanding leverage (in the form of Series A Preferred Shares or otherwise) will reduce the total assets of the Fund available for investment and, as described above, likely increase the Fund’s expense ratio and result in additional transaction expenses related to portfolio turnover; and may lead to the delisting of the common shares and the Series A Preferred Shares on the NYSE or the NYSE MKT.

The Fund’s tender offers will be subject to certain conditions under the Exchange Act and the 1940 Act, which principally consist of the following: (a) the tender offer must be submitted to and open to all holders of the class of securities subject to the tender offer; (b) the tender offer must remain open for at least twenty business days; (c) the consideration paid to any holder during the tender offer must be the highest paid to any other holder during the tender offer; (d) the consideration must be paid promptly; and (e) certain materials must be disseminated to holders and filed with the SEC. Additionally, the Fifth Anniversary Tender Offer is subject to modification or repeal by shareholders and thus there can be no assurance that the Board and shareholders will not determine to modify the terms of, or repeal, the provision of the Declaration of Trust providing for the Fifth Anniversary Tender Offer.

As discussed above, payment for tendered common shares or redemptions of outstanding leverage may require the liquidation of investments in securities earlier than the Adviser would otherwise liquidate these holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover. Such liquidations may result in the Fund selling investments at inopportune times or at times prior to when the Adviser believes the Fund may be able to realize the best return on such investments. Further, such liquidations could impact the Fund’s ability to qualify as a RIC under the Code, although the Fund will endeavor to liquidate its investments so as to avoid that issue.

In a scenario where an amount of common shares have been tendered in connection with the Fifth Anniversary Tender Offer or otherwise such that the continued operation of the Fund is no longer viable or in the best interest of the Fund and its shareholders, the Board may determine that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to liquidate of the Fund, provided, however, that if at least a majority of the common shares are purchased by the Fund in the Fifth Anniversary Tender Offer, then the Declaration of Trust provides that the Trustees may, within three months after the fifth anniversary of the closing date of this offering, dissolve and liquidate the Fund without any approval by shareholders. If the Fund were to dissolve and liquidate, the Fund’s shareholders who had not tendered their common shares for repurchase prior to the Board’s determination to dissolve the Fund would be subject to the continuing risk that the value of the Fund’s assets could decline during the liquidation period. Additionally, the Fund may choose to hold its remaining assets in a liquidating trust or other similar vehicle, and the value of such assets would further be reduced by any expenses incurred by such liquidating trust. Any such liquidating trust or other similar vehicle is not expected to be a registered investment company.

If the Fund is in the process of a complete liquidation pursuant to its Declaration of Trust, in order to effect an orderly liquidation of the Fund’s assets, the Fund may not comply with the investment objective described in this prospectus during liquidation. The Fund would not expect, and will not be required, to comply with the investment guidelines described in this prospectus during any such liquidation.

In general, a repurchase of common shares pursuant to the Fifth Anniversary Tender Offer should be treated as a sale or exchange of such shares under section 302 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. See “Taxation—Taxation of Shareholders” in the SAI.

The Fifth Anniversary Tender Offer or any other tender offer for or repurchase of common shares could also impact holders of the Series A Preferred Shares. In particular, in order to maintain appropriate asset coverage ratios, as discussed above, the Fund may exercise its right to redeem all or part of the Series A Preferred Shares, which would implicate the risks discussed under “Risk Factors and Special Considerations—Special Risks to Holders of Series A Preferred Shares—Redemption and Reinvestment Risk.”

Market Disruption and Geopolitical Risk.    The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, the ongoing epidemic of the Ebola virus disease in West Africa, terrorist attacks in the U.S. and around the world, social and political discord, debt crises (such as the recent Greek crisis), sovereign debt downgrades, or the exit or potential exit of one or more countries from the European Monetary Union or the European Union (such as the United Kingdom), among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. The Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Economic Events and Market Risk.    Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates and the decision to end its quantitative easing policy, may also adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objective.

Government Intervention in Financial Markets Risk.    The U.S. government and certain foreign governments and their regulatory agencies or self regulatory organizations have in the past taken, and may in the future take, legislative and regulatory actions that may affect the Fund, its securities and/or the Fund’s investments. Such legislation or regulation may change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), signed into law by President Obama on July 21, 2010, contains sweeping financial legislation regarding the operation of banks, private fund managers and other financial institutions. The Dodd-Frank Act includes provisions regarding, among other things, the regulation of derivatives (see “Investment Objective and Policies—Additional Risks Relating to Derivative Investments—Dodd-Frank Act Risk” in the SAI), the identification, monitoring and prophylactic regulation of systemic risks to financial markets, and the regulation of proprietary trading and investment activity of banking institutions. The continuing implementation of the Dodd-Frank Act and any other regulations could adversely affect the Adviser and the Fund. The Adviser may attempt to take certain actions to lessen the impact of the Dodd-Frank Act and any other legislation or regulation affecting the Fund, although no assurance can be given that such actions would be successful and no assurance can be given that such actions would not have a significant negative impact on the Fund. The ultimate impact of the Dodd-Frank Act, and any additional future legislation or regulation, is not yet certain and the Adviser and the Fund may be affected by governmental action in ways that are unforeseeable.

Additionally, the SEC and its staff are also reportedly engaged in various initiatives and reviews that seek to improve and modernize the regulatory structure governing investment companies. These efforts appear to be focused on risk identification and controls in various areas, including imbedded leverage through the use of derivatives and other trading practices, cybersecurity, liquidity, enhanced regulatory and public reporting requirements and the evaluation of systemic risks. Any new rules, guidance or regulatory initiatives resulting from these efforts could increase the Fund’s expenses and impact its returns to shareholders or, in the extreme case, impact or limit the Fund’s use of various portfolio management strategies or techniques and adversely impact the Fund.

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s common shares and distributions thereon can decline.

Deflation Risk.    Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Anti-Takeover Provisions.    The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.” Portfolio Funds also may have similar provisions in their governing documents.

Status as a Regulated Investment Company.    The Fund intends for U.S. federal income tax purposes to elect to be treated and qualify as a RIC under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain source-of-income, asset diversification and distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. Although the Fund presently intends to purchase or redeem Series A Preferred Shares to the extent necessary in order to maintain compliance with such asset coverage requirements, no assurance can be given in that regard. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary distributions to the extent of the Fund’s current or accumulated earnings and profit. See “Taxation” for a more complete discussion of these and other U.S. federal income tax considerations.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Adviser, Gabelli Funds, LLC, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”), the Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Adviser or its affiliates. As compensation for its services rendered and the related expenses borne by the Adviser, the Fund pays the Adviser a fee at an annual rate of 1.00% of the Fund’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes).

The Adviser

The Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.1 billion as of March 31, 2016. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL”. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc. (“GAMCO”), a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and for the GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.7 billion as of March 31, 2016; Teton Advisors, Inc., an affiliate of the Adviser with assets under management of approximately $1.4 billion as of March 31, 2016, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., previously, a subsidiary of GBL and currently, a majority owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $965 million as of March 31, 2016; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $32 million as of March 31, 2016. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc. as of March 31, 2016. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Payment of Expenses

The Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the NAV and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Adviser although such officers may receive incentive based variable compensation from affiliates of the Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Adviser or its affiliates.

In addition to the fees of the Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Independent Registered Public Accounting Firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”) or other broker-dealer affiliates of the Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

The portfolio managers generally function as a team, which is lead by Mario J. Gabelli. Mr. Gabelli is primarily responsible for the day to day management of the Fund and is assisted by the Co-Portfolio Managers.

Mario J. Gabelli, CFA, serves as Lead Portfolio Manager and is primarily responsible for the day to day management of the Fund. Mr. Gabelli serves as Chairman and Chief Executive Officer of GBL and Associated Capital, Chief Investment Officer—Value Portfolios for GBL, the Investment Adviser and GAMCO, Chief Executive Officer and Chief Investment Officer of GGCP, and a director or officer of other companies affiliated with GBL. Mr. Gabelli serves as portfolio manager for and is a director of several funds in the Gabelli fund family (“Gabelli/GAMCO Fund Complex” or “Fund Complex”). Because of the diverse nature of Mr. Gabelli’s responsibilities, he will devote less than all of his time to the day to day management of the Fund. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ronald S. Eaker serves as Co-Portfolio Manager for the Fund. He joined GAMCO Investors, Inc. in 1987. Currently, he is a Managing Director of Gabelli Fixed Income, Inc. and a portfolio manager of The Gabelli U.S. Treasury Money Market Fund. Mr. Eaker manages short term cash products and high grade intermediate fixed income products. Prior to joining Gabelli, Mr. Eaker was affiliated with Frank Henjes & Co. He is a graduate of Pennsylvania State University with a B.S. in Finance.

Robert D. Leininger, CFA, serves as Co-Portfolio Manager for the Fund. He joined GBL in 1993 as a security analyst. Mr. Leininger moved to Rorer Asset Management LLC in Philadelphia in 1997, where he was a partner in the firm and member of the investment policy committee. In August 2009, he joined Copeland Capital Management as a partner and portfolio manager before rejoining GBL in 2010 where he currently serves as a portfolio manager for the Investment Adviser and on GAMCO’s institutional and high net worth separate accounts team. He is a member of the Financial Analyst Society of Philadelphia. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA from the Wharton School at the University of Pennsylvania.

Laura S. Linehan, CFA, serves as Co-Portfolio Manager for the Fund. Ms. Linehan joined the firm in 1995 as a research analyst responsible for the broadcasting and publishing industries. In 1998, Ms. Linehan became Co-Portfolio Manager for the TETON Westwood Might MitesSM Fund. She began her investment career with Smith Barney’s Media and Telecommunications Investment Banking Group. Ms. Linehan is a graduate of Lehigh University with a BA in Biology and holds an MBA from the Wharton School of Business at the University of Pennsylvania. She received her CFA designation in 1998.

Gian Maria Magrini, CFA, serves as Co-Portfolio Manager for the Fund. He joined GAMCO Investors, Inc. in 2011. He is a research analyst with responsibilities dedicated to the Gabelli open-end and closed-end merger arbitrage portfolios. Mr. Magrini’s responsibilities include global arbitrage research and assisting in the management of merger arbitrage portfolios. He received a B.S. with honors in Finance from Fordham University.

Sub-Administrator

The Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Adviser. For these services and the related expenses borne by the Sub-Administrator, the Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets between $10 billion and $15 billion and 0.0100% of the aggregate average net assets in excess of $15 billion and 0.008% of the aggregate average net assets in excess of $20 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC, an affiliate of the Adviser, may execute portfolio transactions on stock exchanges and in the OTC markets on an agency basis and may be paid commissions. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DISTRIBUTIONS AND DIVIDENDS

The Fund intends to declare and pay quarterly distributions. The Fund has adopted a policy, which may be changed at any time by the Board, that beginning in the Fund’s second year of operation, the Fund will pay common shareholders a minimum fixed quarterly distribution rate in relation to the initial NAV of the Fund. This is known as a “managed distribution policy.” In the event the Fund does not generate a total return from distributions and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, all or a portion of the quarterly distribution may be a return of capital, which may have the effect of increasing the Fund’s leverage ratio. A return of capital could have the effect of increasing the Fund’s leverage ratio by reducing the Fund’s net assets attributable to common shares without a corresponding reduction in the amount of outstanding borrowings or Series A Preferred Shares.

Under the Fund’s distribution policy, beginning in the Fund’s second year of operation, the Fund will declare and pay quarterly distributions from net investment income, capital gains, and paid-in capital. Each quarter, the Board will review the amount of any potential distribution and the income, capital gain, or capital available. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time, and the Fund will make distributions only when, as and if authorized by the Board and declared by the Fund. The distribution rate should not be considered the total return on an investment in the Fund. This policy permits common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell their shares. The Fund may retain for reinvestment, and pay the resulting U.S. federal income taxes on, its net capital gain, if any, although the Fund reserves the authority to distribute its net capital gain in any year. To reduce its liability for corporate income taxes as much as possible, the Fund generally intends to distribute substantially all of its investment company taxable income and net capital gain, which may require the Fund to make distributions in excess of the fixed amounts described above. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

To the extent required by the 1940 Act, the estimated components of each distribution will be provided to the shareholder of record in a notice accompanying the distribution and will be available on our website (www.gabelli.com). Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent distributions are made from current or accumulated earnings and profits (as determined for U.S. federal income tax purposes), they are taxable as ordinary income or long term capital gains. The Fund’s distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as capital gain dividends (which are generally subject to reduced tax rates for non-corporate shareholders).

If, for any taxable year, the total quarterly distributions to common shareholders and the amount of distributions on the Series A Preferred Shares issued by the Fund exceed the current and accumulated earnings and profits of the Fund (as determined for U.S. federal income tax purposes), the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in the shares. Any distributions to the holders of common shares or Series A Preferred Shares which constitute tax-free return of capital will reduce a shareholder’s tax basis in such shares, thereby increasing such shareholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the shares. Any amounts distributed to a shareholder in excess of the basis in the shares will generally be taxable to the shareholder as capital gain. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to Series A Preferred Shares, and then to the Fund’s common shares. Distributions that represent a return of capital should not be considered as part of the total return from an investment in the Fund. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Shareholders should not assume that the source of a distribution from the Fund is net profit.

The final determination of the sources of all distributions in a calendar year will be made after year end and can vary from the quarterly estimates. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via a Form 1099-DIV.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing its expense ratio, as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Adviser, is covered by an exemption from section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic (e.g., monthly, quarterly or semi annually) distributions in an amount equal to a fixed percentage of the Fund’s average NAV over a specified period of time, a fixed percentage of the Fund’s market price per share of common shares at or about the time of distribution or a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its Series A Preferred Shares in accordance with the terms of the Series A Preferred Shares.

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent. A participant in the Plan wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Go Anywhere Trust

c/o Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Under the Plan, whenever the market price of the common shares is equal to or exceeds NAV at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV as most recently determined or (ii) 95% of the then current market price of the common shares. The valuation date is the distribution payment date or, if that date is not an NYSE (as applicable) trading day, the next trading day. If the NAV of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE, the NYSE MKT or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of NAV or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds NAV.

Participants in the Plan have the option of making additional cash payments to the Plan agent, semi monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to $10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 15th of each month. The Plan agent will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately ten days (10) before the 15th of each month. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant’s shareholder account under the Plan.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

A Plan participant may terminate his or her account under the Plan by notifying the Plan agent in writing or by telephone at (800) 336-6983. A termination will be effective immediately if notice is received by the Plan agent not less than ten (10) days prior to any dividend or distribution record date. If such notice is received less than ten (10) days prior to any dividend or distribution record date, then such termination shall be immediately effective with respect to all shares then held in such Plan participant’s shareholder account except that shares to be received pursuant to the reinvestment of dividends or distributions shall be sold by the Plan agent on the first trading day after such shares have been posted to such terminating Plan participant’s shareholder account. If the Plan participant elects by written notice to the Plan agent in advance of such termination to have the Plan agent sell part or all of such Plan participant’s shares and remit the proceeds to him or her, the Plan agent is authorized to deduct $2.50 per transaction plus brokerage commissions for this transaction from the proceeds.

The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid with at least 90 days written notice to the participants in such Plan. The Plan also may be amended or terminated by the Plan agent, with the Fund’s prior written consent, on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.

For more information about the Plan you may contact the Plan agent in writing at The Gabelli Go Anywhere Trust, c/o Computershare Trust Company, N.A., P.O Box 30170, College Station, TX 77842-3170.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one year term and three year terms thereafter and another class of its Trustees will serve an initial two year term and three year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of the Fund—Trustees and Officers” in the SAI. A Trustee of the Fund may be removed with cause by a majority of the remaining Trustees and, without cause, by two-thirds of the remaining Trustees or by no less than two-thirds of the aggregate number of votes entitled to be cast for the election of such Trustee. Under the Fund’s By-Laws, advance notice to the Fund of any shareholder proposal is required, potential nominees to the Board must satisfy a series of requirements relating to, among other things, potential conflicts of interest or relationships and fitness to be a Trustee of a closed-end fund in order to be nominated or elected as a Trustee and any shareholder proposing the nomination or election of a person as a Trustee must supply significant amounts of information designed to enable verification of whether such person satisfies such qualifications. Additionally, the Declaration of Trust requires any shareholder action by written consent to be unanimous. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation of the Fund, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions; provided, however, that if at least a majority of the common shares are purchased by the Fund in the Fifth Anniversary Tender Offer, then the Declaration of Trust provides that the Trustees may, within three months after the fifth anniversary of the closing date of this offering, dissolve and liquidate the Fund without any approval by shareholders. In addition, after completion of the offering, 80% of the outstanding voting shares of each class of Fund shares, voting as a separate class, is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any Principal Shareholder;

•	issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to the Plan or any offering if such Principal Shareholder acquires no greater percentage of the securities offered than the percentage beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of a class or series not then beneficially owned by such Principal Shareholder, the percentage of common shares beneficially owned by such Principal Shareholder immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $5,000,000, aggregating for purpose of such computation all assets sold, lease or exchanged in any series of similar transactions within a twelve month period); or

•	the purchase by the Fund or any person controlled by the Fund of any common shares of the Fund from any Principal Shareholder or any person to whom such Principal Shareholder shall have knowingly transferred such common shares other than pursuant to a tender offer available to all shareholders of the same class or series in which such Principal Shareholder or transferee tenders no greater percentage of the shares of such class or series than are tendered by all other shareholders of such class or series in the aggregate.

However, such vote would not be required when, under certain conditions, the Board approves the transaction. A “Principal Shareholder” refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of all outstanding classes or series of shares of beneficial interest of the Fund. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction.

The Fund is also offering Series A Preferred Shares and will have Series A Preferred Shares outstanding upon the completion of this offering. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, including as described above, the approval of the holders of a majority of any outstanding preferred shares (defined pursuant to the 1940 Act), voting separately as a class, would be required to take any action requiring a vote of security holders under section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. This voting requirement may impede the ability of common shareholders to affect changes in the Fund without the acquiescence of the Series A Preferred Shareholders.

The Declaration of Trust provides that the provision of the Declaration of Trust providing for the Fifth Anniversary Tender Offer may be removed, or amended to delay the commencement of the Fifth Anniversary Tender Offer, only upon the affirmative vote of a majority of the Trustees then in office and the affirmative vote of the holders of a majority of the common shares and Series A Preferred Shares present at a meeting called for such purpose at which a quorum is present (i.e., a majority of a quorum). The Declaration of Trust also provides that any other amendment to this provision may be made only upon the affirmative vote of a majority of the Trustees then in office and the affirmative vote of the holders of not less than 75% of the common shares and Series A Preferred Shares, voting together as a single class, and voting separately as separate classes to the extent required by the 1940 Act, the Governing Documents, the Statement of Preferences or the terms of any other class or series of shares outstanding.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Board has authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder.

The Governing Documents and Statement of Preferences of the Fund are on file with the SEC. For access to the full text of these documents please refer to the Fund’s filings with the SEC.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their common shares for trading on a stock exchange and do not redeem their common shares at the request of the shareholder. This means that if you wish to sell your common shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In an open-end fund, if the shareholder wishes to sell shares of the fund, the open-end fund will redeem or buy back the shares at “NAV.” Also, open-end funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in an open-end fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Common shares of closed-end funds often trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the common shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from NAV of 7.5% or more (or such other percentage as the Board of the Fund may determine from time to time).

Although the Board has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund. When the Fund repurchases its common shares for a price below NAV, the NAV of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

NET ASSET VALUE

The NAV of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s NAV per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or if the Board so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of Foreign Securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its NAV would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s NAV per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its NAV.

NYSE/NYSE MKT Closings.    The holidays (as observed) on which the NYSE and the NYSE MKT are closed, and therefore days upon which shareholders will not be able to purchase or sell common shares, Series A Preferred Shares and Combinations, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

LIMITATION ON TRUSTEES’ AND OFFICERS’ LIABILITY

The Governing Documents provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by applicable law. However, nothing in the Governing Documents protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares and Series A Preferred Shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets (generally assets held for investment purposes). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund or shareholders who are subject to special rules under the Code).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify annually as a RIC under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i)  The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in clause (a) above (each a “Qualified Publicly Traded Partnership”).

(ii)  The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short term capital gain over net long term capital loss, and other taxable income, other than any net capital gain (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions), if any. The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

The Code imposes a 4% nondeductible federal excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the federal excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from previous years. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. Although the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the federal excise tax. In that event, the Fund will be liable for the federal excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be Qualified Income for purposes of the 90% gross income requirement described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders.

If for any taxable year the Fund were to fail to qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund reports as capital gain dividends (“capital gain dividends”) are taxable at rates applicable to long term capital gain, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from short term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S.

corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Any distributions you receive that are in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to Series A Preferred Shares, and then to the Fund’s common shares.

Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain) by you with respect to such shares. Any loss you realize on a sale or exchange of shares will be disallowed if you acquire other identical shares (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such a case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss. The deductibility of capital losses is subject to limitations under the Code.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury regulations currently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. Prospective shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and foreign income or other taxes.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

The Bank of New York Mellon, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

Computershare Trust Company, N.A. serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.

Computershare Trust Company, N.A. also serves as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the Series A Preferred Shares of the Fund.

PLAN OF DISTRIBUTION

The Fund is offering, pursuant to this prospectus on a best efforts basis, up to 6,000,000 common shares and up to 2,000,000 Series A Preferred Shares. You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share (a “Combination”). You cannot purchase the common shares or the Series A Preferred Shares individually or in any other ratio. Except as described below, the Fund is offering common shares and Series A Preferred Shares at a purchase price equal to $100 per Combination (equating to $20 per common share and $40 per Series A Preferred Share). The minimum required purchase by each investor is 50 Combinations, equating to 150 common shares and 50 Series A Preferred Shares.

The Fund has entered into a distribution agreement (the “Distribution Agreement”) with G.research, LLC, an affiliate of the Adviser, who acts as principal underwriter and distributor for the Fund’s common shares and Series A Preferred Shares and serves in that capacity on a best efforts basis, subject to various conditions. Under the Distribution Agreement, the Distributor’s responsibilities include, but are not limited to, selling common shares and Series A Preferred Shares of the Fund upon the terms set forth in this prospectus and making arrangements for the collection of purchase monies or the payment of purchase proceeds. In the Distribution Agreement between the Fund and the Distributor, the Fund has agreed to indemnify the Distributor against certain liabilities, including liabilities arising under the Securities Act of 1933. The Distributor will not act as a market maker with respect to the Combinations, common shares or Series A Preferred Shares. The principal business address of the Distributor is One Corporate Center, Rye, New York 10580-1422.

The Distributor may enter into selected dealer agreements with Dealers to assist in the sale of the Fund’s common shares and Series A Preferred Shares on a best efforts basis. Dealers or other financial intermediaries may impose terms and conditions on investor accounts and investments in the Fund that are in addition to the terms and conditions set forth in this prospectus. Such terms and conditions are not imposed by the Fund, the Distributor or any other service provider of the Fund. Any terms and conditions imposed by a Dealer or other financial intermediary, or operational limitations applicable to such parties, may affect or limit a shareholder’s ability to purchase common shares or Series A Preferred Shares or tender common shares or Series A Preferred Shares for repurchase, or otherwise transact business with the Fund. Shareholders should direct any questions regarding fees, terms and conditions applicable to their accounts, or relevant operational limitations to their Dealer or other financial intermediary.

The Distributor and Dealers are not required to sell any specific dollar amount or number of common shares or Series A Preferred Shares, but will use their best efforts to sell the common shares and Series A Preferred Shares offered. A solicitation fee of $3.00 per Combination (3.00% of the public offering price per Combination) will be paid by the Fund to the Distributor. The solicitation fee will be deducted from the gross offering proceeds and will reduce the assets of the Fund. The Distributor may reallow all or any part of the solicitation fee to Dealers. The Distributor may also determine to rebate to the Fund any part of the solicitation fee earned by the Distributor for sales of Combinations made by the Distributor.

The Adviser and/or its control affiliates may purchase Combinations at $97.50 per Combination. For Combinations purchased by the Adviser and/or its control affiliates at $97.50 per Combination, the Fund will pay a solicitation fee to the Distributor of $0.50 per Combination.

Investors purchasing Combinations may ultimately bear a solicitation fee that is the economic equivalent of less than 3.00% of the public offering price per Combination; however, in no event will the solicitation fee, in the aggregate, exceed 3.00% of the aggregate gross offering proceeds from the sale of common shares and Series A Preferred Shares in this offering.

The offering of common shares and Series A Preferred Shares will remain open until 5:00 pm Eastern Time on [            ], 2016, subject to up to 2 extensions of no more than 10 days per extension by the Fund and the Distributor. If on or prior to the Expiration Date the Fund has not received subscriptions for at least 500,000 Combinations (gross offering proceeds of $50,000,000, or $30,000,000 of common shares and $20,000,000 of Series A Preferred Shares, assuming the maximum public offering price of $100 per Combination), the Fund will not complete the offering. The Fund will also not complete the offering if it cannot satisfy the minimum standards required for listing the Combinations, common shares and Series A Preferred Shares on the NYSE or the NYSE MKT, or if market or economic factors make it, in the judgment of the Board, impractical or unadvisable to complete the offering. The Adviser and/or its affiliates or their personnel may purchase Combinations in the offering and such purchases could have the effect of allowing the Fund to reach the minimum number of subscriptions necessary to complete the offering. The Adviser and/or its affiliates, and certain of their personnel, have undertaken not to sell, transfer, assign, pledge, or hypothecate, or engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of any Common Shares, Series A Preferred Shares and Combinations purchased in this offering for a period of 180 days after the effectiveness of the registration statement relating to this offering. The Distributor will not purchase Combinations in this offering; however, as reflected above, personnel of the Distributor and affiliates of the Distributor and their personnel may purchase Combinations in this offering. See “Risk Factors and Special Considerations—General Risks—Offering Risk.”

All subscription payments will be held by the Escrow Agent, in trust for the Fund’s subscribers’ benefit, pending release to us at closing. If the Fund does not complete the offering for any reason, your subscription payment will be returned to you promptly following the Expiration Date without interest. We will not deduct any fees or expenses if we return funds from the escrow account.

The Fund’s common shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO,” and its Series A Preferred Shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.A.” You must purchase a combination of common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share. Each Combination is expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.C” for the first 60 days following the closing of this offering. During this period, on the NYSE or the NYSE MKT you will be able to trade only Combinations and not common shares and Series A Preferred Shares. Thereafter, we expect that separate trading of the common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended and Combinations will be de-listed. There is no restriction at any time on separate transfers of common shares and Series A Preferred Shares in any manner other than trading during the first 60 days following the closing of this offering on the NYSE or the NYSE MKT.

The terms of the common shares and the Series A Preferred Shares do not require that the common shares and the Series A Preferred Shares remain linked as Combinations, and the Governing Documents of the Fund do not recognize a Combination as a separate security with any rights. Rather, the Fund views the requirement that transactions by investors on the NYSE or the NYSE MKT to be transactions in Combinations for the first 60 days following the closing of this offering as a trading mechanic. Each of the common shares and the Series A Preferred Shares will retain all of their individual rights and characteristics described in this prospectus from their respective dates of initial issuance, including during the period in which the common shares and the Series A Preferred Shares are required to be traded as Combinations on the NYSE or the NYSE MKT. Shareholders may at any time transact in individual common shares and individual Series A Preferred Shares in transactions not involving the facilities of the NYSE, the NYSE MKT or another exchange. Shareholders engaging in such transactions will have to contact the Fund’s transfer agent to ensure that such purchases and sales are properly recorded in the Fund’s share register. Shareholders who engage in such transactions will in effect “de-link” their common shares and Series A Preferred Shares and will not be able to “re-link” them as Combinations for trading on the NYSE or the NYSE MKT. Any such “de-linked” common shares and Series A Preferred Shares will not be tradeable on the NYSE or the NYSE MKT until separate trading of the common shares and Series A Preferred Shares commences on the NYSE or the NYSE MKT; until such time such “de-linked” common shares and Series A Preferred Shares will likely be illiquid.

The common shares and Series A Preferred Shares, and the Combinations, are expected to be listed on either the NYSE or the NYSE MKT. The Fund will make a determination regarding the exchange on which to seek the listing of its common shares and Series A Preferred Shares, and the Combinations, prior to the closing of this offering. The Fund’s determination will be based on the results of the offering in light of each exchange’s minimum listing standards.

You may purchase Combinations by completing and signing the Subscription Application, and mailing or otherwise delivering the completed and signed Subscription Application, together with payment for the Combinations as described below.

Purchasers wishing to subscribe for Combinations (or financial intermediaries acting on their behalf) should proceed as follows:

•	Completed Subscription Applications must be received by the Fund prior to 5:00 PM Eastern Time, on [ ], 2016. The Subscription Application, together with payment in the form of a check or money order (each, a “Payment Instrument”), should be delivered to the Fund at the following address:

The Gabelli Go Anywhere Trust

Attn: Peter Baldino

One Corporate Center

Rye, NY 10580-1422

•	A Payment Instrument should be made payable to the order of “Computershare Trust Company, N.A., Escrow Agent for The Gabelli Go Anywhere Trust,” or “Computershare, Escrow Agent for GGO,” or a recognizable contraction or abbreviation thereof. Any Payment Instrument received made payable to a party other than the Escrow Agent will be returned to the person who made the payment.

•	The Distributor or Dealer will deposit all Payment Instruments received by it prior to the final due date into an escrow account with the Escrow Agent pending closing of the offering and distribution of common shares and Series A Preferred Shares. The Distributor or Dealer should promptly deliver or mail such Payment Instruments to:

Computershare

250 Royall Street, Suite V

Canton, MA 02021

Attn: Voluntary Corporate Actions Gabelli

Ref: GGOP The Gabelli Go Anywhere Trust

•	Should a purchaser wish to pay by wire transfer, such purchaser should follow the instructions for wire transfers provided by the Distributor or a Dealer. Similarly, all wires should be made payable to “Computershare Trust Company, N.A., Escrow Agent for The Gabelli Go Anywhere Trust,” or “Computershare, Escrow Agent for GGO,” or a recognizable contraction or abbreviation thereof.

•	Subscriptions will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any subscription in whole or in part. Payments from rejected subscribers will be promptly returned to the person who made the payment without deduction for any expenses.

If the offering is completed, purchasers’ subscription amounts will be remitted to the Fund at closing. If the offering is not completed by the Expiration Date for any reason, all payments will be returned promptly following the Expiration Date to the person who made payment.

The solicitation fee will not, in the aggregate, exceed 3.00% of the aggregate gross offering proceeds from the sale of common shares and Series A Preferred Shares in this offering. The sum total of all compensation in connection with this offering to FINRA members participating in this offering will be limited to not more than 3.00% of the aggregate gross offering proceeds from the sale of common shares and Series A Preferred Shares in this offering.

Prior to the public offering of the common shares and Series A Preferred Shares, GBL, an affiliate of the Adviser, purchased common shares and Series A Preferred Shares from the Fund in an amount satisfying the net worth requirements of section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this prospectus, GBL owned 100% of the Fund’s outstanding common shares and Series A Preferred Shares and therefore may be deemed to control the Fund until such time as it owns less than 25% of the Fund’s outstanding common shares and Series A Preferred Shares. The address of GBL is One Corporate Center, Rye, NY 10580-1422. GBL is organized under the laws of the State of Delaware and is the parent company of the Adviser. Mario J. Gabelli may be deemed a “controlling person” of GBL on the basis of his ownership of a majority of the stock of GGCP, Inc., which holds a majority of the capital stock and voting power of GBL.

LEGAL MATTERS

Certain legal matters in connection with the offering of the common shares will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund and the Distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP serves as the independent registered public accounting firm of the Fund and will annually audit the financial statements of the Fund. Ernst & Young LLP is located at 5 Times Square, New York, New York,10036-6539.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, DC 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

Each Combination is expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.C” for the first 60 days following the closing of this offering. Thereafter, the Fund’s common shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO,” and its Series A Preferred Shares are expected to be listed on the NYSE or the NYSE MKT, subject to notice of issuance, under the symbol “GGO.A.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the offices of the NYSE or NYSE MKT, 20 Broad Street, New York, New York 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares and Series A Preferred Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of [            ], 2016 has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll free at (800) GABELLI (422-3554).

The Table of Contents of the SAI is as follows:

No dealer, sales person or other person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the Distributor. Neither the delivery of this prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

Minimum Offering of 1,500,000, and Maximum Offering of 6,000,000 Common Shares

Minimum Offering of 500,000, and Maximum Offering of 2,000,000

Series A Cumulative Puttable and Callable Preferred Shares

Minimum Offering of 500,000, and Maximum Offering of 2,000,000

Combinations Consisting of the Foregoing Common and Preferred Shares

The Gabelli Go Anywhere Trust

$20 per Common Share                     $40 per Preferred Share

($100 per Combination)

PROSPECTUS

[            ], 2016

Until [                    ] (90 days after the date of this prospectus) all dealers that buy, sell or trade the Combinations, common shares or the Series A Preferred Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion

Statement of Additional Information Dated July 1, 2016

The Gabelli Go Anywhere Trust

STATEMENT OF ADDITIONAL INFORMATION

The Gabelli Go Anywhere Trust, (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on February 26, 2015, pursuant to a Certificate of Trust. The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. An investment in the Fund is not appropriate for all investors. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful. The Fund’s investment adviser is Gabelli Funds, LLC (the “Adviser”). See “Management of the Fund.”

This Statement of Additional Information (the “SAI”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated [    ], 2016, and as it may be supplemented (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before investing in the Fund’s common shares of beneficial interest (the “common shares”) and the Fund’s Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred Shares”), and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Fund’s Registration Statement, including the Prospectus and any supplement, may be obtained from the Securities and Exchange Commission (the “SEC”) upon payment of the fee prescribed, or inspected at the SEC’s office or via its website (http://www.sec.gov) at no charge.

This Statement of Additional Information is dated [    ], 2016.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 26, 2015, pursuant to a Certificate of Trust governed by the laws of the State of Delaware.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class). In addition, the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy, as defined in the 1940 Act. For purposes of the preferred share voting rights described in the foregoing sentence, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with section 2(a)(42) of the 1940 Act, the vote of (i) 67% or more of the preferred shares present at the shareholders meeting called for such vote, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

1. concentrate its investments in a particular industry, as that term is used in the 1940 Act;

2. purchase or sell commodities or commodity contracts except as permitted by the 1940 Act;

3. purchase or sell real estate, provided that the Fund may purchase and sell securities or other instruments that are secured by, or linked to, real estate or interests therein or, securities of real estate investment trusts (“REITs”), mortgage related securities and securities of issuers engaged in the real estate business, and the Fund may purchase and hold real estate as a result of the ownership of securities or other instruments;

4. make loans to the extent prohibited by the 1940 Act;

5. issue senior securities, except to the extent permitted by applicable law;

6. borrow money, except as permitted under the 1940 Act; or

7. underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

Notations Regarding the Fund’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Fund’s fundamental investment restrictions and may be changed by the Fund’s Board of Trustees (the “Board,” and the members thereof, “Trustees”) without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Fund’s industry classifications, the Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indices or rating group indices, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to lending set forth in (4) above, the 1940 Act does not prohibit the Fund from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

The fundamental policy relating to borrowing money set forth in (6) above will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with SEC staff guidance and interpretations. Short term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

Non-Fundamental Investment Restrictions. Under its non-fundamental investment restrictions, which may be changed by the Board without shareholder approval:

1. the Fund may not make short sales of securities or maintain a short position, except to the extent permitted by the Fund’s Prospectus and SAI, as amended from time to time, and applicable law; and

2. the Fund will not invest more than 35% of its net assets in privately offered REITs and/or privately offered master limited partnerships (“MLPs”).

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

The following information supplements the discussion of the Fund’s investment objective and policies in the Prospectus.

Additional Investment Practices and Risk Factors

Additional Risks Related to the Fund’s Portfolio Investments

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®” ); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. A convertible security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a convertible security is referred to as the security’s “investment value.”

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment, companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Warrants and Rights. The Fund may invest in warrants and rights (other than those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Senior Loans. Senior loans are direct obligations of borrowers undertaken to finance the growth of the borrower’s business, internally or externally, or to finance a capital restructuring. The risks associated with senior loans are similar to the risks of junk bonds, although senior loans are typically senior and secured, whereas junk bonds are often subordinated and unsecured. Investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Such companies are more likely to default on their payments of interest and principal owed, and such defaults could reduce the Fund’s net asset value (“NAV”) and income distributions. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. There is no assurance that the liquidation of the collateral would satisfy the claims of the borrower’s obligations in the event of the nonpayment of scheduled interest or principal, or that the collateral could be readily liquidated.

Economic and other events (whether real or perceived) can reduce the demand for certain senior loans or senior loans generally, which may reduce market prices. Senior loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating-rate debt instruments such as senior loans in which the Fund invest are substantially less exposed to this risk than fixed-rate debt instruments. No active trading market may exist for certain senior loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded senior loans. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined either daily, monthly, quarterly, or semi annually. Longer interest rate reset periods generally increase fluctuations in value as a result of changes in market interest rates.

Municipal Bonds. Municipal bonds are debt obligations issued by states or by political subdivisions or authorities of states. Municipal bonds are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal bonds are long term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal bonds may be called or redeemed prior to their stated maturity. Lower quality revenue bonds and other credit sensitive municipal securities carry higher risks of default than general obligation bonds.

Many municipal bonds are subject to continuing requirements as to the actual use of the bond proceeds or manner of operation of the project financed from bond proceeds that may affect the exemption of interest on such bonds from U.S. Federal income taxation. The market for municipal bonds is generally less liquid than for other securities, and therefore the price of municipal bonds may be more volatile and subject to greater price fluctuations than securities with greater liquidity. In addition, an issuer’s ability to make income distributions generally depends on several factors including the financial condition of the issuer and general economic conditions.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities, although the Fund does not currently anticipate investments in asset- or mortgage-backed securities constituting a substantial part of its investment portfolio.

Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk adjusted basis and believes that selective purchases by a Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset and mortgage-backed securities and are passed on to the holders of the asset and mortgage-backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Zero Coupon Securities. Zero coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero coupon security is entitled to receive the par value of the security.

The Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the U.S. federal income tax laws, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities.

In addition to the above described risks, there are certain other risks related to investing in zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, a Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Fund’s portfolio.

Pay-in-Kind Bonds. The Fund may invest in pay-in-kind (“PIK”) bonds. PIK bonds are bonds which pay interest through the issuance of additional debt or equity securities. Similar to zero coupon obligations, PIK bonds also carry additional risk as holders of these types of securities realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment. The market price of PIK bonds is affected by interest rate changes to a greater extent, and therefore tends to be more volatile, than that of securities which pay interest in cash. Additionally, current U.S. federal income tax law requires the holder of certain PIK bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

Sovereign Government and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve all the risks described in the Prospectus and this SAI regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation. In addition, investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

U.S. Government Securities. U.S. government debt securities generally involve lower levels of credit risk than other types of fixed income securities of similar maturities, although, as a result, the yields available from U.S. government debt securities are generally lower than the yields available from such other securities. Like other fixed income securities, the values of U.S. government securities change as interest rates fluctuate. On August 5, 2011, Standard & Poor’s Rating Services (“S&P”) lowered its long term sovereign credit rating on U.S. government debt to AA+ from AAA. The downgrade by S&P and any future downgrades by other rating agencies could increase volatility in both stock and bond markets, result in higher interest rates and higher Treasury yields and increase borrowing costs generally. These events could have significant adverse effects on the economy generally and could result in significant adverse impacts on securities issuers and the Fund. The Adviser cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio.

Insolvency of Issuers of Indebtedness. Various laws enacted for the protection of creditors may apply to indebtedness in which the Fund invests. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to U.S. federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If, in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness, a court were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was “insolvent” after giving effect to the incurrence of the indebtedness in which the Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was “insolvent” upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which the Fund invests, payments made on such indebtedness could be subject to avoidance as a “preference” if made within a certain period of time (which may be as long as one year) before insolvency.

The Fund does not anticipate that it will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Fund.

Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

Structured Investments. The Fund may invest in structured products, including structured notes, equity-linked notes (“ELNs”) and other types of structured products. Holders of structured products bear the risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses.

Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund.

•	Structured Notes. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

•	Equity-Linked Notes. ELNs are hybrid securities with characteristics of both fixed income and equity securities. An ELN is a debt instrument, usually a bond, that pays interest based upon the performance of an underlying equity, which can be a single stock, basket of stocks or an equity index. The interest payment on an ELN may in some cases be leveraged so that, in percentage terms, it exceeds the relative performance of the market. ELNs generally are subject to the risks associated with the securities of equity issuers, default risk and counterparty risk.

•	Credit-Linked Notes. A credit-linked note (“CLN”) is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to the credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

•	Event-Linked Securities. Event-linked securities are a form of derivative issued by insurance companies and insurance related special purpose vehicles that apply securitization techniques to catastrophic property and casualty damages. Unlike other insurable low severity, high probability events, the insurance risk of which can be diversified by writing large numbers of similar policies, the holders of a typical event-linked securities are exposed to the risks from high severity, low probability events such as that posed by major earthquakes or hurricanes. If a catastrophe occurs that “triggers” the event-linked security, investors in such security may lose some or all of the capital invested. In the case of an event, the funds are paid to the bond sponsor—an insurer, reinsurer or corporation—to cover losses. In return, the bond sponsors pay interest to investors for this catastrophe protection. Event-linked securities can be structured to pay-off on three types of variables—insurance-industry catastrophe loss indices, insured-specific catastrophe losses and parametric indices based on the physical characteristics of catastrophic events. Such variables are difficult to predict or model, and the risk and potential return profiles of event-linked securities may be difficult to assess. Catastrophe related event-linked securities have been in use since the 1990s, and the securitization and risk-transfer aspects of such event-linked securities are beginning to be employed in other insurance and risk related areas. No active trading market may exist for certain event-linked securities, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets.

Options and Covered Call Option Strategies. On behalf of the Fund, the Adviser may, subject to the guidelines of the Board, purchase or sell (i.e., write) options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the U.S. over-the-counter (“OTC”) markets as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may write covered call options on common stocks that it owns or has an immediate right to acquire through conversion or exchange of other securities in an amount not to exceed 25% of total assets or invest up to 10% of its total assets in the purchase of put options on common stocks that the Fund owns or may acquire through the conversion or exchange of other securities that it owns.

A call option is a contract that gives the holder of the option the right to buy from the writer (seller) of the call option, in return for a premium paid, the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right to sell to the writer (seller), in return for the premium, the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise, at the exercise price during the option period.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. There can be no assurance that a closing purchase transaction can be effected when the Fund so desires.

An exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration upon conversion or exchange of another instrument held in its portfolio (or for additional cash consideration held in a segregated account or earmarked on its books and records by its custodian). A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash or other liquid assets in a segregated account or earmarked on its books and records with its custodian. A put option is “covered” if the Fund maintains cash or other liquid assets with a value equal to the exercise price in a segregated account or earmarked on its books and records with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, it will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

In addition to options on securities, the Fund may also purchase and sell call and put options on securities indices. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in the stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The Fund may also buy or sell put and call options on foreign currencies. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Over-the-counter options are considered illiquid securities.

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls or other options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful because of market behavior or unexpected events. The use of options may require the Fund to sell portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security it might otherwise sell. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. Although such loss would be offset in part by the option premium received, in a situation in which the price of a particular stock on which the Fund has written a covered call option declines rapidly and materially or in which prices in general on all or a substantial portion of the stocks on which the Fund has written covered call options decline rapidly and materially, the Fund could sustain material depreciation or loss in its net assets to the extent it does not sell the underlying securities (which may require it to terminate, offset or otherwise cover its option position as well). The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and distribution rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

•	Limitation on Covered Call Writing Risk. The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

•	Risks Associated with Uncovered Calls. There are special risks associated with uncovered option writing which expose the Fund to potentially significant loss. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure. As with writing uncovered calls, the risk of writing uncovered put options is substantial. The writer of an uncovered put option bears a risk of loss if the value of the underlying instrument declines below the exercise price. Such loss could be substantial if there is a significant decline in the value of the underlying instrument.

For combination writing, where the Fund writes both a put and a call on the same underlying instrument, the potential risk is unlimited. If a secondary market in options were to become unavailable, the Fund could not engage in losing transactions and would remain obligated until expiration or assignment.

Futures Contracts and Options on Futures. On behalf of the Fund, the Adviser may, subject to the Fund’s investment restrictions and guidelines of the Board, purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the assets underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the assets underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the assets underlying the futures contracts. No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of a futures contract, the Fund may close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Fund.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the 1940 Act, an amount of cash, U.S. government securities or other liquid assets equal to the market value of the contract must be deposited and maintained in a segregated account, or earmarked on the Fund’s books and records, with the Fund’s custodian to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with, or earmark on its books and records, cash or liquid assets that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contract or call option or the market price at which the short positions were established.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Futures and options on futures entail certain risks, including but not limited to the following:

•	no assurance that futures contracts or options on futures can be offset at favorable prices;

•	possible reduction of the yield of the Fund due to the use of hedging;

•	possible reduction in value of both the securities hedged and the hedging instrument;

•	possible lack of liquidity due to daily limits or price fluctuations;

•	imperfect correlation between the contracts and the securities being hedged; and

•	losses from investing in futures transactions that are potentially unlimited and the segregation or earmarking requirements for such transactions.

The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. There is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time.

In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

The Adviser has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, is not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad based securities indices and interest rate futures) or options on commodity futures, engage in certain swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than “bona fide hedging,” as defined in the rules of the Commodity Futures Trading Commission (the “CFTC”). With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of its portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Adviser was required to register as a CPO with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of, or to protect the Fund against, fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and concurrently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain, in a segregated asset account with the Fund’s custodian, or earmark on its books and records, assets sufficient to cover the Fund’s obligations with respect to such futures contracts, which will consist of cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce, rather than enhance, the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that it intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Forward Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a “spot” (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund’s dealings in forward contracts generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position hedging is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund does not have an independent limitation on its investments in foreign currency futures contracts and options on foreign currency futures contracts.

At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between entering into a forward contract by the Fund for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

The Fund may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or currently convertible into, such currency. If the Fund enters into a position hedging transaction, the Fund’s custodian or subcustodian will place cash or other liquid assets in a segregated account of the Fund, or earmark on the Fund’s books and records cash or other liquid assets, in an amount equal to the value of the Fund’s total assets committed to the consummation of the given forward contract. If the value of the assets earmarked or placed in the segregated account declines, additional cash or assets will be placed in the account or earmarked so that the value of the account or earmarked assets will, at all times, equal the amount of the Fund’s commitment with respect to the forward contract.

The cost to the Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases.

The use of forward currency exchange contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. In addition, if a decline in any currency is generally anticipated by the Adviser, the Fund may not be able to contract to sell the currency at a price above the level to which the currency is anticipated to decline.

Swap Agreements. The Fund may enter into total rate of return, credit default, interest rate or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors, including securities, futures, interest rates, currencies, indices and other instruments. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long or short term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange.

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, the OTC derivatives markets have recently become subject to comprehensive statutes and regulations. In particular, in the U.S., the Dodd-Frank Act requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Fund to enter into swap transactions and may also render certain strategies in which the Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Fund may also be limited if the swap transactions with the Fund are subject to the swap regulation under the Dodd-Frank Act.

The Fund may enter into swap agreements that would calculate the obligations of the parties to the agreements on a “net” basis. Consequently, the Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of liquid assets in accordance with SEC staff positions on the subject.

Forms of swap agreements also include cap, floor and collar agreements. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agreed to pay fixed rates in exchange for floating rates while holding fixed rate bonds, the swap would tend to decrease the Fund’s exposure to long term interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s investments and its share price and yield. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due.

The Fund’s use of swap agreements may not be successful in furthering its investment objective, as the Adviser may not accurately predict whether certain types of investments are likely to produce greater returns than other investments. Moreover, swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the other party to the agreement. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

Interest Rate Transactions. If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or distribution rate of such borrowings or shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares. The Series A Preferred Shares being issued in this offering have both fixed and variable rate features.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings or variable rate preferred shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares.

Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate or earmark on its books and records cash or liquid assets having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory, investment policy and tax requirements.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Failure of Futures Commission Merchants and Clearing Organizations Risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the CEA with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Act (the “Derivatives Title”) imposes a new regulatory structure on derivatives markets, with particular emphasis on swaps and security-based swaps (collectively “swaps”). This new regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. The SEC, other U.S. regulators, and to a lesser extent the CFTC (the “Regulators”) still are in the process of adopting regulations to implement the Derivatives Title, though certain aspects of the new regulatory structure are substantially complete. Until the Regulators complete their rulemaking efforts, the full extent to which the Derivatives Title and the rules adopted thereunder will impact the Fund is unclear. It is possible that the continued development of this new regulatory structure for swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Recently, new regulations have required the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). Together, these new regulatory requirements change the Fund’s trading of Covered Swaps. With respect to mandatory central clearing, the Fund is now required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. With respect to mandatory exchange trading, the Adviser may be required to become a participant of a new type of execution platform called a swap execution facility (“SEF”) or may be required to access the SEF through an intermediary (such as an executing broker) in order to be able to trade Covered Swaps for the Fund. In either scenario, the Adviser and/or the Fund may incur additional legal and compliance costs and transaction fees. Just as with the other regulatory changes imposed as a result of the implementation of the Derivatives Title, the increased costs and fees associated with trading Covered Swaps may jeopardize certain trades and/or trading strategies that may be employed by the Adviser, or at least make them more costly.

Additionally, the Regulators plan to finalize proposed regulations that may require swap dealers to collect from the Fund initial margin and variation margin for uncleared derivatives transactions. The Regulators also plan to finalize proposed regulations that would impose upon swap dealers certain new capital requirements. These requirements, when finalized and implemented, may make certain types of trades and/or trading strategies more costly or impermissible.

There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Adviser cannot know how the derivatives market will adjust to new regulations. Until the Regulators complete the rulemaking process for the Derivatives Title, it is unknown the extent to which such risks may materialize.

Master Limited Partnerships. The Fund may invest in equity securities of MLPs. An MLP generally has two classes of partners, the general partner and the limited partners. The general partner normally controls the MLP through an equity interest plus units that are subordinated to the common (publicly traded) units for an initial period and then only converting to common if certain financial tests are met. As a motivation for the general partner to successfully manage the MLP and increase cash flows, the terms of most MLPs typically provide that the general partner receives a larger portion of the net income as distributions reach higher target levels. As cash flow grows, the general partner receives a greater interest in the incremental income compared to the interest of the limited partners. The general partner’s incentive compensation typically increases to up to 50% of incremental income. Nevertheless, the aggregate amount distributed to the limited partners will increase as MLP distributions reach higher target levels. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

MLP common units represent an equity ownership interest in a partnership, providing limited voting rights and entitling the holder to a share of the company’s success through distributions and/or capital appreciation. Unlike stockholders of a corporation, common unit holders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. MLPs are required by their partnership agreements to distribute a large percentage of their current operating earnings. Common unit holders generally have first right to a minimum quarterly distribution prior to distributions to the convertible subordinated unit holders or the general partner (including incentive distributions). Common unit holders typically have arrearage rights if the minimum quarterly distribution is not met. In the event of liquidation, MLP common unit holders have first right to the partnership’s remaining assets after bondholders, other debt holders, and preferred unit holders have been paid in full. MLP common units trade on a national securities exchange or over-the-counter. Some limited liability companies (“LLCs”) may be treated as MLPs for federal income tax purposes. Similar to MLPs, LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to MLPs, LLCs have no general partner and there are no incentives that entitle management or other unit holders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unit holders typically have voting rights with respect to the LLC, whereas MLP common units have limited voting rights. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or a MLP’s business sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities can also be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to the MLP, and institutional investors, and may be purchased in direct placements from such persons. The purpose of the convertible subordinated units is to increase the likelihood that during the subordination period there will be available cash to be distributed to common unit holders. Convertible subordinated units generally are not entitled to distributions until holders of common units have received specified minimum quarterly distributions, plus any arrearages, and may receive less in distributions upon liquidation. Convertible subordinated unit holders generally are entitled to a minimum quarterly distribution prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, they generally entail greater risk than MLP common units. They are generally convertible automatically into the senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. These units do not trade on a national exchange or over-the-counter, and there is no active market for convertible subordinated units. The value of a convertible security is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights to MLP common units. Because convertible subordinated units generally convert to common units on a one-to-one ratio, the price that the Fund could be expected to pay upon purchase or to realize upon resale is generally tied to the common unit price less a discount. The size of the discount varies depending on a variety of factors including the likelihood of conversion, and the length of time remaining to conversion, and the size of the block purchased.

MLP I-Shares represent an indirect investment in MLP I-units. I-units are equity securities issued to affiliates of MLPs, typically a limited liability company, that own an interest in and manage the MLP. The issuer has management rights but is not entitled to incentive distributions. The I-Share issuer’s assets consist exclusively of MLP I-units. Distributions by MLPs to I-unit holders are made in the form of additional I-units, generally equal in amount to the cash received by common unit holders of MLPs. Distributions to I-Shareholders are made in the form of additional I-Shares, generally equal in amount to the I-units received by the I-Share issuer. The issuer of the I-Share is taxed as a corporation for federal income tax purposes; however, the MLP does not allocate income or loss to the I-Share issuer. Accordingly, investors receive a Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state income tax filing obligations. The price of I-Shares and their volatility tend to be correlated to the price of common units, although the price correlation is not precise.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash, cash equivalents or other liquid securities which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

Additional Risks Related to the Fund’s Investment in Portfolio Funds

The Fund may invest in the securities of Portfolio Funds to the extent permitted by law. Because the Fund and the Portfolio Funds may generally make the same types of direct investments and pursue the same types of investment strategies, the risk factors and special considerations summarized in the Prospectus and elsewhere in this SAI should be understood to apply to the Fund’s indirect exposure to the Portfolio Funds’ investments as well. Additionally, because the Fund will be a common shareholder or a preferred shareholder of Portfolio Funds, and because the Fund itself is a closed-end fund, the risks described in the Prospectus in respect of investing in the Fund’s common shares and Series A Preferred Shares should be understood to apply to the Fund as a common shareholder or a preferred shareholder of a Portfolio Fund. The following describes certain additional risks that are relevant to the Fund’s investments in Portfolio Funds.

Sector Risk. Some Portfolio Funds invest substantially, or even exclusively, in one sector or industry group and therefore carry the risks of that particular sector or industry group. The following describes the risks associated with certain sectors or industry groups in which the Portfolio Funds may invest or focus. It does not include all sectors or industry groups in which Portfolio Funds may invest or focus, and there is no assurance that any Portfolio Fund will invest or focus in these sectors or industry groups.

•	Financial Services Companies. Investments in financial services companies are subject to various risks. These risks include the effects of changes in interest rates on the profitability of financial services companies, the rate of corporate and consumer debt defaults, price competition, governmental limitations on a company’s loans, other financial commitments, product lines and other operations, and recent ongoing changes in the financial services industry (including consolidations, development of new products and changes to the industry’s regulatory framework). Some financial services companies have recently experienced significant losses in value and the possible recapitalization of such companies may present greater risks of loss. Insurance companies have additional risks, such as heavy price competition, claims activity and marketing competition, and can be particularly sensitive to specific events such as man made and natural disasters (including weather catastrophes), terrorism, mortality risks and morbidity rates.

•	Real Estate. Real property investments, including investments in REITs, are subject to varying degrees of risk. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. The price of real estate company shares also may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates, as well as risks normally associated with debt financing. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended to and defaults by borrowers and tenants. The performance of the economy in the country and region in which real estate is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company also may have joint venture investments in certain properties and, consequently, its ability to control decisions relating to these properties may be limited.

•	Energy. The energy industry can be significantly affected by the supply of and demand for specific products and services, the supply and demand for oil and gas, the price of oil and gas, exploration and production spending, government regulation, world events and economic conditions. The natural resources industry can be significantly affected by events relating to international political developments, energy conservation, the success of exploration projects, commodity prices, and tax and government regulations. At times, the performance of securities of companies in the energy and natural resources industry will lag the performance of other industries or the broader market as a whole. Other risks inherent in investing in the energy and natural resources industry include those associated with: (1) the volatility of commodity prices; (2) a decrease in the production of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution; (3) a decline in demand for such commodities; (4) the inability to cost effectively acquire additional reserves sufficient to replace depletion in resources used by energy and natural resources companies; and (5) stricter laws, regulations or enforcement policies, which would likely increase compliance costs.

•

Utilities. Issuers in the utility industry are subject to a variety of factors that may adversely affect their business or operations, including: (1) high interest costs in connection with capital construction and improvement programs; (2) difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets; (3) governmental regulation of rates charged to customers; (4) costs associated with compliance with and changes in environmental and other regulations; (5) effects of economic slowdowns and surplus capacity; (6) increased competition from other providers of utility services; (7) inexperience with and potential losses resulting from a developing deregulatory environment; (8) costs associated with the reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, and the effects of energy conservation policies; (9) effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes; (10) technological innovations that may render existing plants, equipment or products obsolete; and (11) potential impact of terrorist activities on the utility industry and its customers and the impact of natural or man made disasters. Issuers in the utility industry may be subject to regulation by various governmental authorities and may be affected by the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. In addition, there are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on preferred or common stocks. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric or gas utility as well as its expenses.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board. The Board approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Adviser, the Fund’s custodian and the Fund’s transfer agent. The day to day operations of the Fund are delegated to the Adviser.

The names and business addresses of the Trustees and principal officers of the Fund are set forth in the following table, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their positions with certain other organizations and companies.

Name (and Age), Position with the Fund and Business Address[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen by Trustee

Interested Trustee[4]

Mario J. Gabelli (73) Chairman and Chief Investment Officer	Since 2015***	Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.; Chief Executive Officer and Chairman of the Board of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition, Inc. (blank check company) (2011-2012)	29

Independent Trustees[5]

Anthony S. Colavita (54)[8] Trustee	Since 2015*	Attorney, Anthony S. Colavita, P.C.		3

Frank J. Fahrenkopf, Jr. (76)[9] Trustee	Since 2015***	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking)	9

Michael J. Melarkey (66)[6,9] Trustee	Since 2015**	Owner in Pioneer Crossing Casino Group; Of Counsel in the law firm of McDonald Carano Wilson LLP; previously partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015);	Director of Southwest Gas Corporation (natural gas utility)	7

Kuni Nakamura (47) [6,9] Trustee	Since 2015*	President of Advanced Polymer, Inc. (chemical manufacturing company); President of KEN Enterprises, Inc. (real estate)	None	18

Name (and Age), Position with the Fund and Business Address[1]	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
Officers[7]

Agnes Mullady (57) President	Since 2015	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2015; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex.

Joseph H. Egan, CPA (71) Treasurer	Since 2015	Assistant Treasurer of funds within the Gabelli/GAMCO Fund Complex since 2004.

Andrea R. Mango (44) Secretary and Vice President	Since 2015	Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011.

Richard J. Walz (57) Chief Compliance Officer	Since 2015	Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011 to 2013; Chief Compliance Officer at Cutwater Asset Management, 2004 to 2011.

David I. Schachter (62) Vice President and Ombudsman	Since 2015	Vice President and/or Ombudsman of other closed-end funds within Gabelli/GAMCO Fund Complex; Senior Vice President (since 2015) and Vice President (1999-2015) of G.research, LLC since 2015.

Laurissa M. Martire (39) Vice President	Since 2015	Vice President and/or Ombudsman of other closed-end funds within the Gabelli/GAMCO Fund Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003.

(1)	Address: One Corporate Center, Rye, NY 10580-1422.
(2)	The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class is as follows:
*	Term continues until the Fund’s 2017 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
**	Term continues until the Fund’s 2018 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
***	Term continues until the Fund’s 2019 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Fund Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Number of portfolios listed excludes the Fund.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and G.research, LLC, which executes portfolio transactions for the Fund.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent Trustees”.
(6)	Trustee elected solely by holders of the Fund’s Series A Preferred Shares.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
(8)	Mr. Colavita’s father, Anthony J. Colavita, serves as a director of 36 funds which are part of the Gabelli/GAMCO Fund Complex.
(9)	Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her immediate family members, as applicable, in a person, other than a registered investment company, that may be deemed to be controlled by the Fund’s Adviser and/or affiliates (including Mario J. Gabelli) and in that event would be deemed to be under common control with the Fund’s Adviser. For purposes of the table below, “immediate family member” includes an Independent Trustee’s spouse, child residing in the same household as the Independent Trustee and any dependent of the Independent Trustee for purposes of the Code.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests(1)	Percent of Class(2)
Frank J. Fahrenkopf, Jr.	Same	Gabelli Associates Limited II E	Membership Interests	$1,125,232	1.68%
Michael J. Melarkey	Same	Gemini Global Partners, L.P.	Limited Partner Interests	$735,280	6.20%
Michael J. Melarkey	Same	Morgan Group Holdings, Inc.	Common Stock	$1,040	*
Michael J. Melarkey	Same	ICTC Group, Inc.	Common Stock	$37,884	*
Michael J. Melarkey	Same	LGL Group, Inc.	Common Stock	$26,714	*
Michael J. Melarkey	Same	LGL Group, Inc.	Warrants	$253	*
Kuni Nakamura	Same	LGL Group, Inc.	Common Stock	$6,423	*
Kuni Nakamura	Same	LGL Group, Inc.	Warrants	$87	*

(1)	This information has been furnished as of December 31, 2015.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

The Fund has adopted specific Trustee qualification requirements that can be found in the Governing Documents and are applicable to all individuals who may be nominated, elected, appointed, qualified or seated to serve as Trustees. The qualification requirements include: (i) age limits (at least 21 years of age and such maximum age as the Trustees may in the future determine); (ii) prohibitions regarding any legal disability; (iii) limits on service on other boards; (iv) restrictions on relationships with investment advisers other than the Adviser; and (v) character and fitness requirements. Additionally, each Independent Trustee must not be an “interested person” of the Fund as defined under section 2(a)(19) of the 1940 Act and may not be or have certain relationships with a shareholder beneficially owning five percent or more of the Fund’s outstanding shares or specified levels of interest in registered investment companies. The Fund’s By-Laws also provide that a majority of the Trustees then in office may determine by resolution that a failure to satisfy a particular qualification requirement will not present undue conflicts or impede the ability of the candidate to discharge the duties of a Trustee or the free flow of information among Trustees or between the Adviser and the Board. Reference is made to the Governing Documents for more details.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his duties effectively has been attained in large part through the Trustee’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities or other organizations as set forth above and below. Each Trustee’s ability to perform his duties effectively also has been enhanced by his education, professional training and other life experiences.

Interested Trustee

Mario J. Gabelli, CFA. Mr. Gabelli is Chairman of the Board and Chief Investment Officer of the Fund. He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. (“GBL”), a New York Stock Exchange (“NYSE”) listed asset manager and financial services company. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. (“GAMCO”), each of which are asset management subsidiaries of GBL. In addition, Mr. Gabelli is Chief Executive Officer, Chief Investment Officer, Director, and the controlling shareholder of GGCP, Inc., a private company that holds a majority interest in GBL, and the Chairman of MJG Associates, Inc., which acts as an investment manager of various investment funds and other accounts. He is also Chief Executive Officer and Chairman of the Board of Directors of Associated Capital Group, Inc., a public company that provides alternative management and institutional research services, and is a majority owned subsidiary of GGCP. Mr. Gabelli serves as Overseer of the Columbia University Graduate School of Business and as a Trustee of Boston College and Roger Williams University. He also serves as a Director of the Winston Churchill Foundation, The E.L. Weigand Foundation, The American-Italian Cancer Foundation, and The Foundation for Italian Art and Culture. He is also Chairman of the Gabelli Foundation, Inc., a Nevada private charitable trust. Mr. Gabelli also serves as Co-President of Field Point Park Association, Inc. Mr. Gabelli received his Bachelor’s degree from Fordham University, M.B.A. from Columbia Business School, and honorary Doctorates from Fordham University and Roger Williams University.

Independent Trustees

Anthony S. Colavita, Esq. Mr. Colavita has been a practicing attorney with Anthony S. Colavita, P.C. since February 1988. He is a member of the Fund’s Audit Committee and the Fund’s Nominating Committee. He also serves on the boards of other funds in the Funds Complex. Mr. Colavita has been Town Supervisor of the Town of Eastchester, New York since January 2004, with responsibilities for the review, adoption, and administration of a $30 million budget. He has also served as a board member for multiple not-for-profit corporations and was previously counsel to the New York State Senate. Additionally, Mr. Colavita was an Eastchester Town Councilman from 1998 to 2003. He has been active on the boards of several community based programs. Mr. Colavita received his Bachelor of Arts from Colgate University and his Juris Doctor from Pace University School of Law.

Frank J. Fahrenkopf, Jr. Mr. Fahrenkopf is the Co-Chairman of the Commission on Presidential Debates, which is responsible for the widely viewed Presidential debates during the quadrennial election cycle. Additionally, he serves as a board member of the International Republican Institute, which he founded in 1984. Mr. Fahrenkopf is the former President and Chief Executive Officer of the American Gaming Association (“AGA”), the trade group for the hotel-casino industry. He is the Lead Independent Trustee of the Fund, Chairman of the Fund’s Proxy Voting Committee, a member of the Fund’s Pricing Committee and he serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits.

He served for many years as Chairman of the Pacific Democrat Union and Vice Chairman of the International Democrat Union, a worldwide association of political parties from the United States, Great Britain, France, Germany, Canada, Japan, Australia, and twenty other nations. Prior to becoming the AGA’s first chief executive in 1995, Mr. Fahrenkopf was a partner in the law firm of Hogan & Hartson, where he chaired the International Trade Practice Group and specialized in regulatory, legislative, and corporate matters for multinational, foreign, and domestic clients. He also served as Chairman of the Republican National Committee for six years during Ronald Reagan’s presidency. Mr. Fahrenkopf is the former Chairman of the Finance Committee of the Culinary Institute of America and remains a member of the board. Additionally, he has over twenty years of experience as a member of the board of directors of a bank and still serves as a member of the Advisory Board of the bank. Mr. Fahrenkopf received his Bachelor of Arts from the University of Nevada, Reno and his Juris Doctor from Boalt Hall School of Law, U.C. Berkeley.

Michael J. Melarkey, Esq. Mr. Melarkey, after more than forty years of experience as an attorney specializing in business, estate planning, and gaming regulatory work, recently retired from the active practice of law, and is of counsel to the firm of McDonald Carano Wilson in Reno, Nevada. He is Chairman of the Fund’s Audit and Pricing Committees, a member of the Fund’s Proxy Voting Committee, and a member of one of the multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. He is currently Chairman of the Board of Southwest Gas Corporation and serves on its Nominating, Corporate Governance, and Compensation Committees. Mr. Melarkey acts as a trustee and officer for several private charitable organizations including as a trustee of The Bretzlaff Foundation and Edwin L. Wiegand Trust. He is an owner of Pioneer Crossing Casino Group consisting of three Nevada casinos and an officer of a private oil and gas company. Mr. Melarkey received his Bachelor’s degree from the University of Nevada, Reno, Juris Doctor from the University of San Francisco School of Law, and Masters of Law in Taxation from New York University School of Law.

Kuni Nakamura. Mr. Nakamura is the President of Advanced Polymer, Inc., a chemical manufacturing company, and President of KEN Enterprises, Inc., a real estate company. He is Chairman of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee and Pricing Committee. Mr. Nakamura serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Nakamura was previously a Board member of LGL Group, Inc., a diversified manufacturing company. Mr. Nakamura serves on the Board of Trustees of Mercy College in Dobbs Ferry, NY. He chairs the Endowment Management Committee and is a member of the Audit Committee. He is also involved in various capacities with The University of Pennsylvania and The Guiding Eyes for the Blind. Mr. Nakamura is a graduate of the University of Pennsylvania – The Wharton School with a Bachelor’s degree in Economics and Multinational Management.

Trustees—Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Frank J. Fahrenkopf, Jr. as the Lead Independent Trustee. The Lead Independent Trustee presides over executive sessions of the Trustees and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Trustees on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the Lead Independent Trustee any obligations or standards greater than or different from other Trustees. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has an ad hoc Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as an ad hoc Pricing Committee related to securities offerings by the Fund to address specific matters, or assigns one of its members to work with Trustees or directors of other funds in the Fund Complex on special committees or working groups that address fund complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to the compensation of the Chief Compliance Officer for all the funds in the Fund Complex, and a separate multi-fund ad hoc Compensation Committee relating to the compensation of certain other officers of the closed-end funds in the Fund Complex.

All of the Fund’s Trustees other than Mr. Gabelli are Independent Trustees, and the Board believes it is able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Independent Trustees meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day to day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks, including options risk, being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Board Committees

The Trustees serving on the Fund’s Nominating Committee are Kuni Nakamura (Chair) and Anthony S. Colavita. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund.

Michael J. Melarkey (Chair), Anthony S. Colavita, and Kuni Nakamura, who are not “interested persons” of the Fund as defined in the 1940 Act, serve on the Fund’s Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund’s financial statements and the audit thereof and acting as a liaison between the Board and the Fund’s independent registered public accounting firm.

The Trustees serving on the Fund’s Pricing Committee are Michael J. Melarkey (Chair), Frank J. Fahrenkopf Jr. and Kuni Nakamura. The Pricing Committee is authorized to exercise the powers of the Board with respect to approval of the pricing and issuance of the Common Shares and Series A Preferred Shares, including terms related to offering such Shares as Combinations, and is authorized to establish the final terms of the Series A Preferred Shares, including any Statement of Preferences.

The Trustees serving on the Fund’s ad hoc Proxy Voting Committee are Frank J. Fahrenkopf, Jr. (Chair) and Michael J. Melarkey. If so determined by the Board, the Proxy Voting Committee is authorized to exercise voting power and/or dispositive power over specific securities held in the Fund’s portfolio for such period as the Board may determine.

As the Fund is a closed-end management investment company with no prior investment operations, no meetings of the above committees have been held in the fiscal year, except that the Audit Committee met in connection with the organization of the Fund to select the Fund’s independent registered public accounting firm.

The Fund does not have a standing compensation committee, but does have representatives on a multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for the funds and certain officers of the closed-end funds in the Fund Complex.

Beneficial Ownership of Shares Held in the Fund and the Family of Investment Companies for each Trustee

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Trustee and the aggregate dollar range of equity securities in the Fund Complex beneficially owned by each Trustee.

Name of Trustee	Dollar Range of Equity Securities Held in the Fund(1)	Aggregate Dollar Range of Equity Securities Held in Family of Investment Companies(1)(2)
Interested Trustee
Mario J. Gabelli	none	over $100,000
Independent Trustees
Anthony S. Colavita	none	$1-$10,000
Frank J. Fahrenkopf, Jr.	none	over $100,000
Michael J. Melarkey	none	over $100,000
Kuni Nakamura	none	over $100,000
All shares were valued as of December 31, 2015

(1)	As of December 31, 2015 “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Trustees could not own shares in the Fund as of this date because the Fund has not yet begun investment operations. On May 7, 2015 GAMCO Investors, Inc. (“GBL”), an affiliate of the Adviser, purchased common shares and Series A Preferred Shares from the Fund in an amount satisfying the net worth requirements of section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, GBL owned 100% of the Fund’s outstanding common shares and Series A Preferred Shares. Mario J. Gabelli may be deemed a “controlling person” of GBL on the basis of his ownership of a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL, and thus may be deemed to have beneficial ownership of the common shares and Series A Preferred Shares owned by GBL.
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently, the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

As of the date of this SAI, the Trustees and officers of the Fund as a group owned less than 1% of the outstanding common shares or Series A Preferred Shares of the Fund because the Fund is commencing its offering coincident with the date of the Prospectus. On May 7, 2015, GBL, an affiliate of the Adviser, purchased common shares and Series A Preferred Shares from the Fund in an amount satisfying the net worth requirements of section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, GBL owned 100% of the Fund’s outstanding common shares and Series A Preferred Shares. Mario J. Gabelli, a Trustee of the Fund, may be deemed a “controlling person” of GBL on the basis of his ownership of a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL, and thus may be deemed to have beneficial ownership of the common shares and Series A Preferred Shares owned by GBL.

Remuneration of Trustees

The Board has not yet determined the amount of compensation that will be paid to the Independent Trustees. The Independent Trustees’ compensation will be determined following the closing of the offering and will depend upon the amount of assets raised. The Board anticipates that the Independent Trustees’ compensation will fall within the following ranges.

The Fund expects to pay each Independent Trustee an annual retainer in the range of $6,000 to $9,000, plus compensation in the range of $1,000 to $2,000 for each Board meeting attended. Each Trustee will be reimbursed by the Fund for any out-of-pocket expenses incurred in attending Board meetings. The Fund expects to pay the Audit Committee Chairman and the Lead Independent Trustee annual compensation in the range of $1,000 to $3,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds.

The following table shows the estimated compensation that the Trustees would have earned in their capacity as Trustees during the year ended December 31, 2015, assuming the ranges provided above. The table also shows, for the year ended December 31, 2015, the compensation Trustees earned in their capacity as Trustees for other funds in the Gabelli Fund Complex, plus the estimated compensation the Trustees would have earned in their capacity as Trustees of the Fund during the year ended December 31, 2015, assuming the ranges provided above.

COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2015

Name of Trustee	Aggregate Minimum Compensation From the Fund(1)	Aggregate Maximum Compensation From the Fund(1)	Aggregate Minimum Compensation from the Fund and Compensation Fund Complex Paid to Trustees(1)(2) (3)		Aggregate Maximum Compensation from the Fund and Compensation Fund Complex Paid to Trustees(1)(2) (3)
Interested Trustee
Mario J. Gabelli	$0	$0	$0	(30)	$0	(30)
Independent Trustees
Anthony S. Colavita	$11,500	$18,500	$25,500	(4)	$32,500	(4)
Frank J. Fahrenkopf, Jr.	$13,000	$21,000	$127,500	(10)	$135,500	(10)
Michael J. Melarkey	$14,000	$22,000	$103,000	(8)	$111,000	(8)
Kuni Nakamura	$13,500	$21,500	$177,000	(17)	$185,000	(17)

(1)	The Board has not yet determined the amount of compensation that will be paid to the Independent Trustees. The Independent Trustees’ compensation will be determined following the closing of the offering and will depend upon the amount of assets raised. The Board anticipates that the Independent Trustees’ compensation will fall within the ranges indicated in this table.
(2)	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2015 by investment companies (including estimated amounts from the Fund, assuming the ranges provided above) or portfolios thereof from which such person receives compensation that are considered part of the Fund Complex. The number in parentheses represents the number of such investment companies and portfolios including the Fund.
(3)	No Trustees deferred any portion of compensation paid in calendar year 2015.

Indemnification of Officers and Trustees; Limitations on Liability

The Amended and Restated Agreement and Declaration of Trust of the Fund (the “Declaration of Trust”) provides that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by applicable law. However, nothing in the Declaration of Trust of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Investment Advisory and Administrative Arrangements

Gabelli Funds, LLC serves as the Fund’s Adviser pursuant to an investment advisory agreement between the Fund and the Adviser (the “Investment Advisory Agreement”). The Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets approximating $22.1 billion as of March 31, 2016. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GBL”), a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol, “GBL”. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Adviser on the basis of his controlling interest in GBL. Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”), which holds a majority of the capital stock and voting power of GBL. The Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc. (“GAMCO”), a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments and for the GAMCO Mathers Fund, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $16.7 billion as of March 31, 2016; Teton Advisors, Inc., an affiliate of the Adviser with assets under management of approximately $1.4 billion as of March 31, 2016, acts as investment adviser to The TETON Westwood Funds and separately managed accounts; Gabelli Securities, Inc., previously, a subsidiary of GBL and currently, a majority owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $965 million as of March 31, 2016; and Gabelli Fixed Income, LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $32 million as of March 31, 2016. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal stockholder of Teton Advisors, Inc. as of March 31, 2016. Associated Capital was spun off from GBL on November 30, 2015, and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

Affiliates of the Adviser may, in the ordinary course of their business, acquire for their own account or for the accounts of their investment advisory clients, significant (and possibly controlling) positions in the securities of companies that may also be suitable for investment by the Fund. The securities in which the Fund might invest may thereby be limited to some extent. For instance, many companies in the past several years have adopted so called “poison pill” or other defensive measures designed to discourage or prevent the completion of non-negotiated offers for control of the company. Such defensive measures may have the effect of limiting the shares of the company which might otherwise be acquired by the Fund if the affiliates of the Adviser or their investment advisory accounts have or acquire a significant position in the same securities. However, the Adviser does not believe that the investment activities of its affiliates will have a material adverse effect upon the Fund in seeking to achieve its investment objective. Securities purchased or sold pursuant to contemporaneous orders entered on behalf of the investment company accounts of the Adviser or the investment advisory accounts managed by its affiliates for their unaffiliated clients are allocated pursuant to procedures, approved by the Board, believed to be fair and not disadvantageous to any such accounts. In addition, all such orders are accorded priority of execution over orders entered on behalf of accounts in which the Adviser or its affiliates have a substantial pecuniary interest. The Adviser may on occasion give advice or take action with respect to other clients that differs from the actions taken with respect to the Fund. The Fund may invest in the securities of companies that are investment management clients of GAMCO Asset Management Inc. In addition, portfolio companies or their officers or directors may be minority shareholders of the Adviser or its affiliates.

Under the terms of the Investment Advisory Agreement, the Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund’s Board. In addition, under the Investment Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund’s business and affairs and provides, or arranges for others to provide, at the Adviser’s expense, certain enumerated services, including maintaining the Fund’s books and records, preparing reports to the Fund’s shareholders and supervising the calculation of the NAV of the Fund’s shares. Expenses of computing the NAV of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, underwriting compensation and reimbursements in connection with sales of its securities, the costs of utilizing a third party to monitor and collect class action settlements on behalf of the Fund, compensation to an administrator for certain SEC filings on behalf of the Fund, the fees and expenses of Trustees who are not officers or employees of the Adviser of its affiliates, compensation and other expenses of employees of the Fund as approved by the Trustees, the pro rata costs of the Fund’s Chief Compliance Officer, charges of the custodian, any sub-custodian and transfer agent and dividend paying agent, expenses in connection with the Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan, accounting and pricing costs, membership fees in trade associations, expenses for legal and independent accountants’ services, costs of printing proxies, share certificates and shareholder reports, fidelity bond coverage for Fund officers and employees, Trustee and officers’ errors and omissions insurance coverage, and stock exchange listing fees will be an expense of the Fund unless the Adviser voluntarily assumes responsibility for such expenses.

The Investment Advisory Agreement combines investment advisory and certain administrative responsibilities into one agreement. As compensation for its services rendered and the related expenses borne by the Adviser, the Fund pays the Adviser a fee computed weekly and paid monthly at the annual rate of 1.00% of the Fund’s average weekly Managed Assets. “Managed Assets” means the total assets of the Fund minus the sum of the Fund’s accrued liabilities (other than for investment purposes).

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name “Gabelli” is the Adviser’s property, and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including “Gabelli.”

The Investment Advisory Agreement was approved by a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), at an in person meeting of the Board held on April 23, 2015. The Investment Advisory Agreement will become effective on the day the Fund commences operations and will continue in effect for two years and thereafter will continue for successive annual periods, provided such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board will be available in the Fund’s annual or semiannual report to shareholders after the Fund commences operations.

The Investment Advisory Agreement terminates automatically on its assignment (as defined in the 1940 Act) and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.

Portfolio Manager Information

Other Accounts Managed

The information below lists the number of other accounts for which each portfolio manager was primarily responsible for the day to day management as of December 31, 2015.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Mario J. Gabelli	Registered Investment Companies:	25	$21.4 billion	6	$4.4 billion
	Other Pooled Investment Vehicles:	29	$900.5 million	18	$795.6 million
	Other Accounts:	1,634	$15.1 billion	20	$1.7 billion
Ronald Eaker	Registered Investment Companies:	1	$1.5 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	5	$305,300	0	$0
Robert D. Leininger	Registered Investment Companies:	2	$2.3 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	79	$289.7 million	2	$42.2 million
Laura S. Linehan	Registered Investment Companies:	1	$1.0 billion	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	65	$53.5 million	0	$0
Gian Maria Magrini	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	2	$288,400	0	$0

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager for a fund also has day to day management responsibilities with respect to one or more other funds or accounts. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds or other accounts may devote unequal time and attention to the management of those funds or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds or other accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among several of these funds or accounts.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that they supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that he or she manages. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds or accounts that he or she manages. If the structure of the Adviser’s management fee or the portfolio manager’s compensation differs among funds or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager may be motivated to favor certain funds or accounts over others. The portfolio manager also may be motivated to favor funds or accounts in which he or she has an investment interest, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds or other accounts that could most significantly benefit the portfolio manager.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

Compensation Structure

The following information is provided as of December 31, 2015.

Compensation Structure for Mario J. Gabelli. Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to the Fund. Five closed-end registered investment companies (not including this Fund) managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

Compensation Structure for Portfolio Managers other than Mario J. Gabelli. The compensation for the portfolio managers other than Mr. Gabelli for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the portfolio managers’ compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the portfolio managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short term performance.

Ownership of Securities

As of the date of this SAI, the portfolio managers of the Fund could not own equity securities of the Fund since the Fund is a newly organized closed-end management investment company. On May 7, 2015, GBL, an affiliate of the Adviser, purchased common shares and Series A Preferred Shares from the Fund in an amount satisfying the net worth requirements of section 14(a) of the 1940 Act, which requires the Fund to have a net worth of at least $100,000 prior to making a public offering. As of the date of this SAI, GBL owned 100% of the Fund’s outstanding common shares and Series A Preferred Shares. Mario J. Gabelli, a portfolio manager and Trustee of the Fund, may be deemed a “controlling person” of GBL on the basis of his ownership of a majority of the stock of GGCP, which holds a majority of the capital stock and voting power of GBL, and thus may be deemed to have beneficial ownership of the common shares and Series A Preferred Shares owned by GBL.

Portfolio Holdings Information

Employees of the Adviser and its affiliates will often have access to information concerning the portfolio holdings of the Fund. The Fund and the Adviser have adopted policies and procedures that require all employees to safeguard proprietary information of the Fund, which includes information relating to the Fund’s portfolio holdings as well as portfolio trading activity of the Adviser with respect to the Fund (collectively, “Portfolio Holdings Information”). In addition, the Fund and the Adviser have adopted policies and procedures providing that Portfolio Holdings Information may not be disclosed except to the extent that it is (a) made available to the general public by posting on the Fund’s website or filed as part of a required filing on Form N-Q or N-CSR or (b) provided to a third party for legitimate business purposes or regulatory purposes, that has agreed to keep such data confidential under terms approved by the Adviser’s legal department or outside counsel, as described below. The Adviser will examine each situation under (b) with a view to determine that release of the information is in the best interest of the Fund and their shareholders and, if a potential conflict between the Adviser’s interests and the Fund’s interests arises, to have such conflict resolved by the Chief Compliance Officer or those Trustees who are not considered to be “interested persons” (as defined in the 1940 Act). These policies further provide that no officer of the Fund or employee of the Adviser shall communicate with the media about the Fund without obtaining the advance consent of the Chief Executive Officer, Chief Operating Officer, or General Counsel of the Adviser.

Under the foregoing policies, the Fund currently may disclose Portfolio Holdings Information in the circumstances outlined below. Disclosure generally may be either on a monthly or quarterly basis with no time lag in some cases and with a time lag of up to 60 days in other cases (with the exception of proxy voting services which require a regular download of data):

(1) To regulatory authorities in response to requests for such information and with the approval of the Chief Compliance Officer of the Fund;

(2) To mutual fund rating and statistical agencies and to persons performing similar functions where there is a legitimate business purpose for such disclosure and such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(3) To service providers of the Fund, as necessary for the performance of their services to the Fund and to the Boards, where such entity has agreed to keep such data confidential until at least it has been made public by the Adviser. The Fund’s current service providers that may receive such information are its administrator, sub-administrator, custodian, independent registered public accounting firm, legal counsel, and financial printers;

(4) To firms providing proxy voting and other proxy services provided such entity has agreed to keep such data confidential until at least it has been made public by the Adviser;

(5) To certain broker dealers, investment advisers, and other financial intermediaries for purposes of their performing due diligence on the Fund and not for dissemination of this information to their clients or use of this information to conduct trading for their clients. Disclosure of Portfolio Holdings Information in these circumstances requires the broker, dealer, investment adviser, or financial intermediary to agree to keep such information confidential until it has been made public by the Adviser and is further subject to prior approval of the Chief Compliance Officer of the Fund and shall be reported to the Board at the next quarterly meeting; and

(6) To consultants for purposes of performing analysis of the Fund, which analysis may be used by the consultant with its clients or disseminated to the public, provided that such entity shall have agreed to keep such information confidential until at least it has been made public by the Adviser.

As of the date of this SAI, the Fund makes information about portfolio securities available to its administrator, sub-administrator, custodian, and proxy voting services on a daily basis, with no time lag, to its typesetter on a quarterly basis with a ten day time lag, to its financial printers on a quarterly basis with a forty five day time lag, and its independent registered public accounting firm and legal counsel on an as needed basis with no time lag. The names of the Fund’s administrator, custodian, independent registered public accounting firm, and legal counsel are set forth is this SAI. The Fund’s proxy voting service is Broadridge Investor Communication Services. Bowne & Co., Inc. and Data Communique provide typesetting services for the Fund and the Fund selects from a number of financial printers who have agreed to keep such information confidential until at least it has been made public by the Adviser. Other than those arrangements with the Fund’s service providers and proxy voting service, the Fund has no ongoing arrangements to make available information about the Fund’s portfolio securities prior to such information being disclosed in a publicly available filing with the SEC that is required to include the information.

Disclosures made pursuant to a confidentiality agreement are subject to periodic confirmation by the Chief Compliance Officer of the Fund that the recipient has utilized such information solely in accordance with the terms of the agreement. Neither the Fund, nor the Adviser, nor any of the Adviser’s affiliates will accept on behalf of itself, its affiliates, or the Fund any compensation or other consideration in connection with the disclosure of portfolio holdings of the Fund. The Board will review such arrangements annually with the Fund’s Chief Compliance Officer.

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board, the Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. There may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. However, G.research, LLC may execute transactions in the over-the-counter markets on an agency basis and receive a stated commission therefrom. To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Fund’s Board has determined that portfolio transactions may be executed through G.research, LLC and its broker-dealer affiliates if, in the judgment of the Adviser, the use of those broker-dealers is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in particular transactions, the affiliated broker-dealers charge the Fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions and comparable to rates charged by other broker-dealers for similar transactions. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information, or other services (e.g., wire services) to the Adviser or its affiliates may receive orders for transactions by the Fund. The term “research, market and statistical information” includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the Investment Advisory Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Adviser in connection with the Fund. Conversely, such information provided to the Adviser and its affiliates by brokers and dealers through whom other clients of the Adviser and its affiliates effect securities transactions may be useful to the Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those for the other accounts managed by the Adviser and its affiliates, investments of the kind made by the Fund may also be made for those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and its affiliates to allocate such purchases and sales in a manner deemed fair and equitable over time to all of the accounts, including the Fund.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company’s annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. The portfolio turnover rate may vary from year to year and will not be a factor when the Adviser determines that portfolio changes are appropriate. For example, an increase in the Fund’s participation in risk arbitrage situations would increase the Fund’s portfolio turnover rate. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The investment policies of the Fund are expected to result in portfolio turnover that is higher than that of many investment companies, and may be higher than 100% and may result in the Fund paying higher commissions than many investment companies.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s common shares and Series A Preferred Shares. Except as otherwise noted, this discussion assumes you are a taxable U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund or shareholders subject to special rules under U.S. federal income tax law).

The discussions set forth herein do not constitute tax advice. The Fund has not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to those set forth below. This summary does not discuss any aspects of foreign, state or local tax. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences (including the alternative minimum tax consequences) of acquiring, holding and disposing of the Fund’s shares, as well as the effects of state, local and non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect to be treated and to qualify to be taxed as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must, among other things, satisfy certain requirements relating to the sources of its income, diversification of its assets, and distribution of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined in the Code). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. government securities, the securities of other RICs and other securities, which such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. government securities and the securities of other RICs) of any one issuer, any two or more issuers controlled by the Fund and that are determined to be engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” Generally, a qualified publicly traded partnership includes a partnership the interests of which are traded on an established securities market or readily tradable on a secondary market (or the substantial equivalent thereof) and that derives less than 90% of its gross income from the items described in clause (a) above. Income from the Fund’s investments in equity interests of entities treated as partnerships for U.S. federal income tax purposes (including, in general, MLPs), other than qualified publicly traded partnerships, will be qualifying income for purposes of the income test described above to the extent it is attributable to items of income of partnership that would be qualifying income if earned directly by the Fund.

As long as the Fund qualifies as a RIC, the Fund will generally not be subject to corporate-level U.S. federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (i) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, income from securities lending, net short term capital gain in excess of net long term capital loss, and any other taxable income other than “net capital gain” (as defined below), reduced by deductible expenses) determined without regard to the deduction for dividends paid, and (ii) the Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions), if any. The Fund may retain for investment its net capital gain (which consists of the excess of its net long term capital gain over its net short term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under distribution or over distribution, as the case may be, from the previous year. For purposes of the excise tax, the Fund will be deemed to have distributed any income on which it paid U.S. federal income tax. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% nondeductible excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If in any taxable year the Fund should fail to qualify under Subchapter M of the Code for tax treatment as a RIC, the Fund would incur a regular corporate U.S. federal income tax upon all of its taxable income for that year, and all distributions to its shareholders (including distributions of net capital gain) would be taxable to shareholders as ordinary dividend income for U.S. federal income tax purposes to the extent of the Fund’s current or accumulated earnings and profits. Provided that certain holding period and other requirements are met, such dividends would, however, be eligible (i) to be treated as qualified dividend income eligible to be taxed at long term capital gain rates in the case individual shareholders and (ii) for the dividends-received deduction in the case of corporate shareholders. To qualify again to be taxed as a RIC in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-RIC years. In addition, if the Fund failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

The remainder of this discussion assumes that the Fund qualifies for taxation as a RIC.

The Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules) that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long term capital gains or qualified dividend income into higher taxed short term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not be “qualified” income for purposes of the 90% gross income test described above. These U.S. federal income tax provisions could therefore affect the amount, timing and character of distributions to shareholders. The Fund intends to monitor its transactions and may make certain tax elections and may be required to dispose of securities to mitigate the effect of these provisions and prevent disqualification of the Fund as a RIC. Additionally, the Fund may be required to limit its activities in derivative instruments in order to enable it to maintain its RIC status.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for U.S. federal income tax purposes. The cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated by an MLP to the Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the requirements for maintaining its status as a RIC or avoiding U.S. federal income or excise taxes. Accordingly, the Fund may have to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The Fund may invest a portion of its assets in below investment grade securities, commonly known as “junk” securities. Investments in these types of securities may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a RIC or to avoid the imposition of U.S. federal income or excise tax.

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed by the Fund in order to qualify as a RIC and avoid U.S. federal income tax or the 4% excise tax on undistributed income) over the term of the security, even though payment of that amount is not received until a later time, usually when the debt security matures.

If the Fund purchases a debt security on a secondary market at a price lower than its adjusted issue price, the excess of the adjusted issue price over the purchase price is “market discount.” Unless the Fund makes an election to accrue market discount on a current basis, generally, any gain realized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on the debt security. Market discount generally accrues in equal daily installments. If the Fund ultimately collects less on the debt instrument than its purchase price plus the market discount previously included in income, the Fund may not be able to benefit from any offsetting loss deductions.

Gain or loss on the sale of securities by the Fund will generally be long term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will generally be short term capital gain or loss.

Because the Fund may invest in foreign securities, its income from such securities may be subject to non-U.S. taxes. If more than 50% of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect for U.S. federal income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Fund were to make such an election, shareholders would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income tax liability. A taxpayer’s ability to use a foreign tax deduction or credit is subject to limitations under the Code.

Income from options on individual securities written by the Fund will not be recognized by the Fund for tax purposes until an option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise, the premiums received by the Fund from the writing of such options will generally be characterized as short term capital gain. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short term or long term capital gain will depend on the holding period of the Fund in the underlying security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short term or long term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short term or long term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

Options on indices of securities and sectors of securities that qualify as “section 1256 contracts” will generally be “marked-to-market” for U.S. federal income tax purposes. As a result, the Fund will generally recognize gain or loss on the last day of each taxable year equal to the difference between the value of the option on that date and the adjusted basis of the option. The adjusted basis of the option will consequently be increased by such gain or decreased by such loss. Any gain or loss with respect to options on indices and sectors that qualify as “section 1256 contracts” will be treated as short term capital gain or loss to the extent of 40% of such gain or loss and long term capital gain or loss to the extent of 60% of such gain or loss. Because the mark-to-market rules may cause the Fund to recognize gain in advance of the receipt of cash, the Fund may be required to dispose of investments in order to meet its distribution requirements. “Mark-to-market” losses may be suspended or otherwise limited if such losses are part of a straddle or similar transaction.

The Fund’s transactions in foreign currencies, forward contracts, options, futures contracts (including options and futures contracts on foreign currencies) and short sales, to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions,” “straddles” and “constructive sales”) that may, among other things, affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders.

Taxation of Shareholders

The Fund intends to treat the Series A Preferred Shares as equity of the Fund for U.S. federal income tax purposes. No definitive or controlling legal authority or precedent exists for purposes of characterizing shares such as the Series A Preferred Shares. If the Series A Preferred Shares were treated as debt of the Fund, holders of such shares could be subject to adverse tax consequences (including the inability to qualify for the favorable tax treatment applicable to qualified dividend income and capital gain dividends). Each holder should consult its own tax advisor regarding the U.S. federal income tax characterization of the Series A Preferred Shares. The remainder of this discussion assumes that the Series A Preferred Shares are treated as equity of the Fund for U.S. federal income tax purposes.

As described above, an investor participating in this offering must purchase a Combination consisting common shares and Series A Preferred Shares in the ratio of three common shares per one Series A Preferred Share. The aggregate purchase price for a Combination will be allocated between the common shares and the Series A Preferred Shares in proportion to their relative fair market values on the date that the Combination is purchased. This allocation of the purchase price will establish a holder’s initial tax basis for U.S. federal income tax purposes in its common shares and Series A Preferred Shares. No assurance can be given that the allocation of purchase price to the Series A Preferred Shares will correspond to their liquidation preference. If the amount of purchase price allocated to the Series A Preferred Shares is less than their liquidation preference by more than a statutorily defined de minimis threshold, holders of such shares may be subject to adverse tax consequences (including the recognition of taxable constructive dividends without a corresponding receipt of cash). Each holder should consult its own tax advisor regarding the allocation of the purchase price between the Fund’s common shares and the Series A Preferred Shares. The remainder of this discussion assumes that the amount of purchase price allocated to the Series A Preferred Shares equals their liquidation preference.

The Fund may either distribute or retain for reinvestment all or part of its net capital gain. If any such gain is retained, the Fund will be subject to a corporate income tax on such retained amount. In that event, the Fund may report the retained amount as undistributed capital gain in a notice to its shareholders, each of whom, if subject to U.S. federal income tax on long term capital gains, (i) will be required to include in income for U.S. federal income tax purposes as long term capital gain its share of such undistributed amounts, (ii) will be entitled to credit its proportionate share of the tax paid by the Fund against its U.S. federal income tax liability and to claim refunds to the extent that the credit exceeds such liability and (iii) will increase its basis in its shares by the amount of undistributed capital gains included in the shareholder’s income less the tax deemed paid by the shareholder under clause (ii).

Distributions paid to you by the Fund from its net capital gain, if any, that the Fund properly reports as capital gain dividends (“capital gain dividends”) are taxable as long term capital gains, regardless of how long you have held your shares. All other dividends paid to you by the Fund (including dividends from net short term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income. Provided that certain holding period and other requirements are met, ordinary income dividends (if properly reported by the Fund) may qualify (i) for the dividends received deduction available to corporations, but only to the extent that the Fund’s income consists of dividend income from U.S. corporations and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long term capital gain rates to the extent that the Fund receives qualified dividend income (generally, dividend income from taxable domestic corporations and certain qualified foreign corporations). There can be no assurance as to what portion of the Fund’s distributions will be eligible for the dividends received deduction or for the reduced rates applicable to qualified dividend income.

The IRS currently requires a RIC that has two or more classes of shares outstanding to designate to each such class proportionate amounts of each type of its income (e.g., ordinary income, capital gain dividends, qualified dividend income) for each tax year based upon the percentage of total dividends distributed to each class for such year.

Any distributions you receive that are in excess of your share of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your shares, and thereafter as capital gain from the sale of your shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your shares. In determining the extent to which a distribution will be treated as being made from the Fund’s earnings and profits, earnings and profits will be allocated on a pro rata basis first to distributions with respect to Series A Preferred Shares, and then to the Fund’s common shares.

Shareholders may be entitled to offset their capital gain dividends (but not dividends treated as qualified dividend income) with capital losses. The Code contains a number of statutory provisions affecting when capital losses may be offset against capital gain, and limiting the use of losses from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for U.S. federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% nondeductible excise tax) during such taxable year. In such case, you will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. Those purchasing shares just prior to the record date of a distribution will receive a distribution which will be taxable to them even though it represents, economically, a return of invested capital.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

Except as discussed below in the case of a redemption of shares, the sale or other disposition of shares will generally result in capital gain or loss to you and will be long term capital gain or loss if you have held such shares for more than one year at the time of sale. Any loss upon the sale or other disposition of shares held for six months or less will be treated as long term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such shares. Any loss you recognize on a sale or other disposition of shares will be disallowed if you acquire other identical shares (whether through the automatic reinvestment of dividends or otherwise) within a 61 day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, your tax basis in the shares acquired will be adjusted to reflect the disallowed loss.

In general, a redemption of Series A Preferred Shares or common shares (including pursuant to the common share tender offer described in the accompanying prospectus) should be treated as a sale or exchange of such shares under section 302 of the Code, if the receipt of cash (a) is “substantially disproportionate” with respect to the shareholder, (b) results in a “complete redemption” of the shareholder’s interest, or (c) is “not essentially equivalent to a dividend” with respect to the shareholder. A “substantially disproportionate” distribution generally requires a reduction of at least 20% in the shareholder’s proportionate interest in the Fund and where the shareholder owns less than 50% of the voting power of all classes entitled to vote. A “complete redemption” of a shareholder’s interest generally requires that all common and preferred shares of the Fund owned by such shareholder be disposed of. A distribution “not essentially equivalent to a dividend” requires that there be a “meaningful reduction” in the shareholder’s proportionate interest in the Fund, which should result if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his proportionate interest in the Fund. In determining whether any of these tests has been met, any common and preferred shares actually owned, as well as shares considered to be owned by the shareholder by reason of certain constructive ownership rules set forth in section 318 of the Code, generally must be taken into account.

Current U.S. federal income tax law taxes both long term and short term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, short term capital gain is currently taxed at rates applicable to ordinary income while long term capital gain generally is taxed at a reduced maximum rate.

Certain U.S. holders who are individuals, estates or trusts and whose income exceeds certain thresholds will be required to pay a 3.8% Medicare tax on all or a part of their “net investment income,” which includes dividends received from the Fund and capital gains from the sale or other disposition of the Fund’s stock.

A shareholder that is a nonresident alien individual or a foreign corporation (a “foreign investor”) generally will be subject to U.S. federal withholding tax at the rate of 30% (or possibly a lower rate provided by an applicable tax treaty) on ordinary income dividends (except as discussed below). In general, U.S. federal withholding tax and U.S. federal income tax will not apply to any capital gain realized by a foreign investor in respect of any distribution of net capital gain (including amounts credited as an undistributed capital gain dividend) or upon the sale or other disposition of shares of the Fund. Different tax consequences may result if the foreign investor is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Foreign investors should consult their tax advisers regarding the tax consequences of investing in the Fund’s shares.

Ordinary income dividends properly reported by a RIC are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of the RIC’s “qualified net interest income” (generally, its U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of the RIC’s “qualified short term capital gains” (generally, the excess of the RIC’s net short term capital gain over its long term capital loss for such taxable year). Depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as qualified net interest income or qualified short term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts. There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as qualified net interest income or qualified short term capital gains.

In addition, legislation enacted in 2010 and existing guidance issued thereunder will require withholding at a rate of 30% on dividends in respect of, and, after December 31, 2018, gross proceeds from the sale or other disposition of, shares of the Fund held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which stock of the Fund is held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and, after December 31, 2018, gross proceeds from the sale or other disposition of, shares of the Fund held by an investor that is a non-financial foreign entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which the Fund will in turn provide to the Secretary of the Treasury. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. The Fund will not pay any additional amounts to stockholders in respect of any amounts withheld. Foreign investors are encouraged to consult with their tax advisers regarding the possible implications of these rules on their investment in the Fund’s shares.

U.S. federal backup withholding tax may be required on dividends, distributions and sale or redemption proceeds payable to certain non-exempt shareholders who fail to supply their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you timely furnish the required information to the IRS.

Ordinary income dividends, capital gain dividends, and gain from the sale, redemption or other disposition of shares of the Fund also may be subject to state, local, and/or foreign taxes. Shareholders are urged to consult their own tax advisers regarding specific questions about U.S. federal, state, local or foreign tax consequences to them of investing in the Fund.

***

The foregoing is a general and abbreviated summary of certain provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Prospective shareholders are advised to consult their own tax advisers for more detailed information concerning the tax consequences of an investment in the Fund.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company (“DTC”) will act as securities depository for the Combinations, common shares and the Series A Preferred Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC’s book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a “banking organization” within the meaning of the New York Banking Law, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of section 17A of the Exchange Act. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants’ accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC’s records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants’ records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC’s records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC’s practice is to credit direct participants’ accounts on the relevant payment date in accordance with their respective holdings shown on DTC’s records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of distributions to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Proxy Voting Procedures

The Fund has adopted the proxy voting procedures of the Adviser and has directed the Adviser to vote all proxies relating to the Fund’s voting securities in accordance with such procedures. The proxy voting procedures are attached. They are also on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The proxy voting procedures are also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov) and copies of the proxy voting procedures may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Code of Ethics

The Fund and the Adviser have adopted a Code of Ethics. This Code of Ethics sets forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser and their affiliates. For example, such persons may not purchase any security for which the Fund has a purchase or sale order pending, or for which such trade is under consideration. In addition, those trustees/directors, officers and employees that are principally involved in investment decisions for client accounts are prohibited from purchasing or selling for their own account for a period of seven days a security that has been traded for a client’s account, unless such trade is executed on more favorable terms for the client’s account and it is determined that such trade will not adversely affect the client’s account. Short term trading by such trustee/directors, officers and employees for their own accounts in securities held by a Fund client’s account is also restricted. The above examples are subject to certain exceptions and they do not represent all of the trading restrictions and policies set forth by the Code of Ethics. The Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov, and copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Joint Code of Ethics for Chief Executive and Senior Financial Officers

The Fund and the Adviser have adopted a Joint Code of Ethics that serves as a code of conduct. The Joint Code of Ethics sets forth policies to guide the chief executive and senior financial officers in the performance of their duties. The Joint Code of Ethics is on file with the SEC and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Joint Code of Ethics is also available on the EDGAR Database on the SEC’s internet site (http://www.sec.gov), and copies of the Joint Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS (UNAUDITED)

The Gabelli Go Anywhere Trust

Statement of Net Assets

May 31, 2016

(Unaudited)

Assets
Cash	$169,587
Cumulative Preferred Shares
Series A Cumulative Puttable and Callable Preferred Shares, $0.001 par value (1,713 shares at $40 liquidation value per share; unlimited number of shares authorized)	68,520

Net Assets Attributable to Common Shareholders	$101,067

Net Assets Attributable to Common Shareholders consist of:
Paid-in capital	$101,067

Net Asset Value per Common Share:
($101,067 / 5,139 common shares of beneficial interest outstanding at $0.001 par value; unlimited number of shares authorized)	$19.67

Public offering price per share	$20.00

See accompanying notes to financial statement.

The Gabelli Go Anywhere Trust

Notes to Statement of Net Assets

As of May 31, 2016

(Unaudited)

Note 1—Organization

The Gabelli Go Anywhere Trust (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on February 26, 2015. The Fund is offering up to 6,000,000 common shares of beneficial interest (the “common shares”) and up to 2,000,000 Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred Shares”), sold as combinations of common shares and Series A Preferred Shares in a ratio of three common shares per one Series A Preferred Share (the “Combinations”). Except as described below, the Fund is offering common shares and Series A Preferred Shares at a purchase price equal to $100 per Combination, representing $20 per common share and $40 per Series A Preferred Share. Investors cannot purchase the common shares or the Series A Preferred Shares individually or in any other ratio. A solicitation fee of $3.00 per Combination will be paid by the Fund to G.research, LLC, the Fund’s distributor (the “Distributor”). The Distributor may reallow all or any part of the solicitation fee to broker-dealers that have executed and delivered a soliciting dealer agreement to the Distributor (“Dealers”). The Distributor may also determine to rebate to the Fund any part of the solicitation fee earned by the Distributor for sales of Combinations made by the Distributor. The Adviser (defined below) and/or its control affiliates may purchase Combinations at $97.50 per Combination. For Combinations purchased by the Adviser and/or its control affiliates at $97.50 per Combination, the Fund will pay a solicitation fee to the Distributor of $0.50 per Combination. There have been no operations to date other than matters relating to the Fund’s organization and offering under the Securities Act of 1933 and the 1940 Act, and the sale and issuance of 1,713 Combinations to GAMCO Investors, Inc., the parent company of Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”). The breakdown of the 1,713 combinations is 5,139 common shares at $19.67 per share and 1,713 Preferred Shares at $40.00 per share. Subsequent to the issuance of the 1,713 Combinations, the Fund increased the maximum solicitation fee from $1.00 per Combination to $3.00 per Combination.

Combinations are expected to be listed on the New York Stock Exchange (“NYSE”) or NYSE MKT for the first sixty days following the public offering. During this period, on the NYSE or the NYSE MKT only Combinations may be traded and not common shares and Preferred Shares separately. Thereafter, the Fund expects that separate trading of the common shares and Preferred Shares will commence on the NYSE or NYSE MKT, trading in Combinations will be suspended, and Combinations will be de-listed.

The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts, and warrants and rights to purchase such securities and, to a lesser extent, in debt securities. The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets.

Note 2—Significant Accounting Policies

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Organization Expenses and Offering Costs:

Organization expenses relating to the Fund have been incurred and will be assumed by the Adviser. Upon commencement of operations, the offering costs (other than the solicitation fees) will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid-in capital up to $0.04 per common share including any shares issued in the public offering. The aggregate amount assumed by the Fund will depend on the total Common Shares issued. The aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $60,000 (or $0.04 per common share), assuming the Fund sells the minimum number of Combinations required to complete the offering. If the Fund sells the maximum number of Combinations offered, the aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $240,000 (or $0.04 per common share). The Adviser has agreed to pay the Fund’s offering costs (other than the solicitation fee) that exceed $0.04 per common share.

Note 3—Investment Advisory Agreement

The Fund will enter into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, which provides the Fund will pay the Adviser a fee at an annual rate of 1% of the Funds’ average weekly net assets, paid monthly. The value of the Fund’s average weekly net assets shall be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities shall exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

Note 4—Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board of Trustees (the “Board”) has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board may determine from time to time).

The Statement of Preferences establishing the terms of the Preferred Shares (the “Statement of Preferences”) authorizes the issuance up to 2,001,713 Preferred Shares (par value $0.001). The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative.

The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at a redemption price of $40 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed distribution rates on the Preferred Shares, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders. Quarterly distributions are expected to be made on March 26, June 26, September 26, and December 26 of each year commencing on September 26, 2016 at an annual rate of 8% computed on the basis of a 360 day year consisting of twelve 30 day months, based on the $40 liquidation preference of the Preferred Shares, which rate will continue for the four distribution periods ending on or prior to September 25, 2017; an annualized rate of 5% based on the $40 liquidation preference per Preferred Share for the eight distribution periods occurring after September 25, 2017 but ending on or prior to September 25, 2019; and for all subsequent distribution periods, an annualized rate of 200 basis points over the then current yield of the ten year U.S. Treasury Note at the date such rate for the applicable distribution periods is fixed by the Board; provided that such annualized rate for the subsequent distributions will be no less than 5% or greater than 7% based on the $40 liquidation preference.

The Fund will repurchase all or any part of the Preferred Shares that holders have properly submitted for repurchase and not withdrawn during the thirty day period prior to each of September 26, 2019 and September 26, 2021 at the liquidation preference plus any accumulated and unpaid distributions. After five years from the closing date of the initial offering of Preferred Shares (which date will be in 2021), any outstanding Preferred Shares will be perpetual preferred shares, subject only to the Fund’s ability to call all or a portion of such shares pursuant to their terms. Commencing five years from the closing date of the initial offering of Preferred

Shares (which date will be in 2021), the Fund may at any time upon notice redeem the Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid distributions through the date of redemption.

The Fund may also tender for or purchase Series A Preferred Shares (whether in private transactions or on the NYSE or NYSE MKT) and the Fund may subsequently resell any shares so tendered for or purchased, subject to the provisions of the Fund’s Declaration of Trust and the 1940 Act.

The holders of Preferred Shares generally are entitled to one vote per Preferred Share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Preferred Shares will be entitled, as a class, to the exclusion of the holders of the common shares, to elect two Trustees. Additionally, if at any time accumulated distributions on the outstanding Preferred Shares equal to at least two full years’ distributions are due and unpaid, holders of the outstanding Preferred Shares will be entitled, as a class, to the exclusion of the holders of the common shares, to elect a majority of the Trustees until such distributions in arrears shall have been paid or otherwise provided for. In addition to any approval by shareholders that may otherwise be required, the 1940 Act requires the affirmative approval of the holders of a majority of the outstanding Preferred Shares (as defined in the 1940 Act), voting separately as a single class, (i) to adopt any plan of reorganization adversely affecting the Preferred Shares, and (ii) to take any action requiring a vote of security holders under section 13(a) of the 1940 Act, including, among other things, the conversion of the Fund from a closed-end to an open-end investment company. Further, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences.

As of May 31, 2016, the only issuance of Common and Preferred Shares occurred on May 14, 2015 and were as follows:

Common Shares	Amount	Preferred Shares	Amount
5,139	$101,067	1,713	$68,520

Note 5—Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Note 6—Subsequent Events

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statement.

FINANCIAL STATEMENTS

The Gabelli Go Anywhere Trust

Statement of Net Assets

May 14, 2015

Assets
Cash	$169,587
Cumulative Preferred Shares
Series A Cumulative Puttable and Callable Preferred Shares, $0.001 par value (1,713 shares at $40 liquidation value per share; unlimited number of shares authorized)	68,520

Net Assets Attributable to Common Shareholders	$101,067

Net Assets Attributable to Common Shareholders consist of:
Paid-in capital	$101,067

Net Asset Value per Common Share:
($101,067 / 5,139 common shares of beneficial interest outstanding at $0.001 par value; unlimited number of shares authorized)	$19.67

Public offering price per share (including 1.00% solicitation fee on each combination)	$20.00

See accompanying notes to financial statement.

Notes to Statement of Net Assets

As of May 14, 2015

Note 1—Organization

The Gabelli Go Anywhere Trust (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on February 26, 2015. The Fund is offering up to 4,500,000 common shares of beneficial interest (the “common shares”) and up to 1,500,000 Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred Shares”), sold as combinations of common shares and Series A Preferred Shares in a ratio of three common shares per one Series A Preferred Share (the “Combinations”). The Fund is offering common shares and Series A Preferred Shares at a purchase price equal to $100 per Combination, representing $20 per common share and $40 per Series A Preferred Share. Investors cannot purchase the common shares or the Series A Preferred Shares individually or in any other ratio. A solicitation fee of $1.00 per Combination will be paid by the Fund to the party responsible for selling the Combination and will be deducted from the gross offering proceeds. There have been no operations to date other than matters relating to the Fund’s organization and offering under the Securities Act of 1933 and the 1940 Act, and the sale and issuance of 1,713 Combinations to GAMCO Investors, Inc., the parent company of Gabelli Funds, LLC, the Fund’s investment adviser (the “Adviser”). The breakdown of the 1,713 combinations is 5,139 common shares at $19.67 per share and 1,713 Series A Preferred Shares, at $40.00 per share.

The Fund has applied to list its common shares and its Series A Preferred Shares on the New York Stock Exchange (“NYSE”) or the NYSE MKT LLC (“NYSE MKT”). The Fund has applied to list each Combination on the NYSE or the NYSE MKT for the first sixty days following the closing of the public offering. During this period, on the NYSE or the NYSE MKT only Combinations may be traded and not common shares and Series A Preferred Shares separately. Thereafter, the Fund expects that separate trading of common shares and Series A Preferred Shares will commence on the NYSE or the NYSE MKT, trading in Combinations will be suspended, and Combinations will be de-listed.

The Fund’s primary investment objective is total return, consisting of capital appreciation and current income. Under normal market conditions, the Fund intends to invest primarily in a broad range of equity securities consisting of common stock, preferred stock, convertible or exchangeable securities, depositary receipts, and warrants and rights to purchase such securities and, to a lesser extent, in debt securities. The Fund may invest in companies of any market capitalization located anywhere in the world, including companies located in emerging markets.

Note 2—Significant Accounting Policies

As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. Generally Accepted Accounting Principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Organization Expenses and Offering Costs:

Organization expenses relating to the Fund have been incurred and will be assumed by the Adviser. Upon commencement of operations, the offering costs (other than the solicitation fee) will be borne by the Fund and its shareholders and will be accounted for as a reduction to paid-in capital up to $0.04 per common share including any shares issued in the public offering. The aggregate amount assumed by the Fund will depend on the total number of common shares issued. The aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $96,000 (or $0.04 per common share), assuming the Fund sells the minimum number of Combinations required to complete the offering. If the Fund sells the maximum number of

Combinations offered, the aggregate offering expenses (other than the solicitation fee) to be incurred by the Fund are estimated to be $180,000 (or $0.04 per common share). The Adviser has agreed to pay the Fund’s offering costs (other than the solicitation fees) that exceed $0.04 per common share.

Note 3—Investment Advisory Agreement

The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser, which provides the Fund will pay the Adviser a fee at an annual rate of 1.00% of the Funds’ average weekly net assets, paid monthly. The value of the Fund’s average weekly net assets shall be deemed to be the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities (such liabilities shall exclude the aggregate liquidation preference of outstanding preferred shares and accumulated dividends, if any, on those shares and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes, plus accrued and unpaid interest thereon). In accordance with the Advisory Agreement, the Adviser under the supervision of the Fund’s Board of Trustees (the “Board”), provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Adviser or its affiliates.

Note 4—Capital

The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the Fund to consider the repurchase of its common shares in the open market when the common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board may determine from time to time).

The Statement of Preferences establishing the terms of the Series A Preferred Shares (the “Statement of Preferences”) authorizes the issuance up to 1,501,713 Series A Preferred Shares, (par value $0.001). The Series A Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Series A Preferred Shares are cumulative.

The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Series A Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series A Preferred Shares. The redemption price for any Series A Preferred Shares subject to mandatory redemption will be the liquidation preference per Series A Preferred Share ($40) plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times.

The income received on the Fund’s assets may vary in a manner unrelated to the fixed distribution rates on the Series A Preferred Shares, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders. The Statement of Preferences provides for a distribution on the Series A Preferred Shares to be paid quarterly at the following rates: (i) an annualized rate of 8.00% based on the liquidation preference of the Series A Preferred Shares for the distribution periods ending on or prior to September 25, 2016; (ii) an annualized rate of 5.00% based on the liquidation preference of the Series A Preferred Shares for the eight distribution periods occurring after September 25, 2016 but ending on or prior to September 25, 2018; and (iii) for all subsequent distribution periods, an annualized rate of 200 basis points over the then current yield of the ten year U.S. Treasury Note at the date such rate for the applicable subsequent distribution periods is fixed by the Board; provided that, in no case will the annualized Series A Preferred Shares’ distribution rate be less than 5.00% or greater than 7.00% based on the liquidation preference of the

Series A Preferred Shares. During the distribution period ending September 25, 2018, and during each distribution period ending September 25 in each subsequent year, the Board will determine and publicly announce at least 60 days prior to the end of such period a fixed annual distribution rate that will apply for the subsequent four distribution periods. Such quarterly distributions are expected to be made on March 26, June 26, September 26, and December 26 of each year commencing September 26, 2015.

The Fund will repurchase all or any part of the Series A Preferred Shares that holders have properly submitted for repurchase and not withdrawn during the thirty day period prior to each of September 26, 2018 and September 26, 2020, at the liquidation preference per Series A Preferred Share, plus any accumulated and unpaid distributions. After five years from the closing date of the Fund’s initial public offering, any outstanding Series A Preferred Shares will be perpetual preferred shares, subject only to the Fund’s ability to call all or a portion of such shares pursuant to their terms, and holders of Series A Preferred Shares will have no right to force the Fund to redeem any Series A Preferred Shares. Commencing five years from the closing date of the Fund’s initial public offering and thereafter, the Fund may at any time upon notice redeem the Series A Preferred Shares in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid distributions through the date of redemption.

The Fund may also tender for or purchase Series A Preferred Shares (whether in private transactions or on the NYSE or NYSE MKT) and the Fund may subsequently resell any shares so tendered for or purchased, subject to the provisions of the Fund’s Declaration of Trust and the 1940 Act.

The holders of Series A Preferred Shares generally are entitled to one vote per Series A Preferred Share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common shares as a single class. The holders of Series A Preferred Shares will be entitled, as a class, to the exclusion of the holders of the common shares, to elect two Trustees. Additionally, if at any time accumulated distributions on the outstanding Series A Preferred Shares equal to at least two full years’ distributions are due and unpaid, holders of the outstanding Series A Preferred Shares will be entitled, as a class, to the exclusion of the holders of the common shares, to elect a majority of the Trustees until such distributions in arrears shall have been paid or otherwise provided for. In addition to any approval by shareholders that may otherwise be required, the 1940 Act requires the affirmative approval of the holders of a majority of the outstanding Series A Preferred Shares (as defined in the 1940 Act), voting separately as a single class, (i) to adopt any plan of reorganization adversely affecting the Series A Preferred Shares, and (ii) to take any action requiring a vote of security holders under section 13(a) of the 1940 Act, including, among other things, the conversion of the Fund from a closed-end to an open-end investment company. Further, the affirmative vote of the holders of a majority of the outstanding Series A Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the provisions of the Statement of Preferences so as to in the aggregate adversely affect the rights and preferences set forth in the Statement of Preferences.

Issuances of common shares and Series A Preferred Shares on May 14, 2015 were as follows:

Common Shares	Amount	Series A Preferred Shares	Amount
5,139	$101,067	1,713	$68,520

Note 5—Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Note 6—Subsequent Events

Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statement.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

The Gabelli Go Anywhere Trust

We have audited the accompanying statement of net assets of The Gabelli Go Anywhere Trust (the “Fund”) as of May 14, 2015. These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amount and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion the financial statements referred to above present fairly, in all material respects, the financial position of The Gabelli Go Anywhere Trust at May 14, 2015, in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

New York, New York

June 5, 2015

APPENDIX A

GAMCO INVESTORS, INC. AND AFFILIATES

THE VOTING OF PROXIES ON BEHALF OF CLIENTS

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), other third party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

•	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

•	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

•	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

•	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

•	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

•	Qualifications

•	Nominating committee in place

•	Number of outside directors on the board

•	Attendance at meetings

•	Overall performance

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

•	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

•	Amount of stock currently authorized but not yet issued or reserved for stock option plans

•	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two tier tender offers that may be abusive. Typically, these provisions do not apply to board approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

•	State of Incorporation

•	Management history of responsiveness to shareholders

•	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

•	Dilution of voting power or earnings per share by more than 10%.

•	Kind of stock to be awarded, to whom, when and how much.

•	Method of payment.

•	Amount of stock already authorized but not yet issued under existing stock plans.

•	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

PART C

Other Information

Item 25.	Financial Statements And Exhibits

(1)	Financial Statements

Part A: None

Part B:

Audited Financial Statements – included in SAI

Report of Independent Registered Public Accounting Firm – included in SAI

(2)	Exhibits

(a)	(i)	Amended and Restated Agreement and Declaration of Trust of the Registrant(1)

	(ii)	Second Amended and Restated Statement of Preferences for Series A Preferred Shares – filed herewith

(b)		Bylaws of Registrant(2)

(c)		Not applicable

(d)		Not applicable

(e)		Form of Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan of Registrant(3)

(f)		Not applicable

(g)		Form of Investment Advisory Agreement between Registrant and Gabelli Funds, LLC(3)

(h)	(i)	Form of Distribution Agreement – filed herewith

	(ii)	Form of Soliciting Dealer Agreement – filed herewith

	(iii)	Form of Lock-Up Certification – filed herewith

(i)		Not applicable

(j)		Form of Custodian Agreement(4)

(k)	(i)	Form of Registrar, Transfer Agency and Service Agreement(4)

	(ii)	Form of Escrow Agent Agreement – filed herewith

	(iii)	Form of Investor Subscription Agreement – filed herewith

(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP – filed herewith

(m)		Not applicable

(n)		Consent of Independent Registered Public Accounting Firm – filed herewith

(o)		Not applicable

(p)		Initial Subscription Agreement(4)

(q)		Not applicable

(r)	(i)	Code of Ethics of the Fund and the Adviser(3)

	(ii)	Joint Code of Ethics for Chief Executive and Senior Financial Officers of the Fund(3)

(s)		Power of Attorney(5)

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on September 22, 2015 (File Nos. 333- 202459 and 811-23035).

(2)	Previously filed as an exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on April 17, 2015 (File Nos. 333- 202459 and 811-23035).

(3)	Previously filed as an exhibit to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on May 12, 2015 (File Nos. 333- 202459 and 811-23035).

(4)	Previously filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on June 5, 2015 (File Nos. 333- 202459 and 811-23035).

(5)	Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-2, as filed with the Securities and Exchange Commission on December 21, 2015 (File Nos. 333- 208675 and 811-23035).

Item 26.	Marketing Arrangements

The information contained under the heading “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan” in the Prospectus is incorporated by reference.

Reference is made to the Form of Distribution Agreement and the Form of Soliciting Dealer Agreement for the Registrant’s securities filed with this registration statement as exhibits.

Item 27.	Other Expenses Of Issuance And Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration Fees	$5,035
Exchange listing fee	40,000
FINRA Filing Fee	8,000
Printing/engraving expenses	125,000
Accounting fees	3,500
Legal fees	200,000
Miscellaneous	11,465

Total	$393,000

Item 28.	Persons Controlled By Or Under Common Control With The Registrant

None.

Item 29.	Number Of Holders Of Shares

As of May 31, 2016:

Title of Class	Number Of Record Holders
Common Shares of Beneficial Interest	1
Series A Preferred Shares	1

Item 30.	Indemnification

Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides as follows:

4.1 No Personal Liability of Shareholders, Trustees, etc. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability.

4.2 Mandatory Indemnification.

(a)	The Trust shall indemnify the Trustees and officers of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise (other than, except as authorized by the Trustees, as the plaintiff or complainant) or with which he may be or may have been threatened, while acting in any capacity set forth above in this Section 4.2 by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the Trustees.

(b)	Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.

(c)	The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(d)	The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

(e)	Notwithstanding the foregoing, subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify Persons providing services to the Trust to the full extent provided by law as if the Trust were a corporation organized under the Delaware General Corporation Law provided that such indemnification (or contractual provision therefor) has been approved by a majority of the Trustees.

4.3 No Duty of Investigation; Notice in Trust Instruments, etc. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

4.4 Reliance on Experts, etc. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.

Section 9 of the Registrant’s Investment Advisory Agreement provides as follows:

9. Indemnity

(a) The Fund hereby agrees to indemnify the Adviser and each of the Adviser’s Trustees, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable corporate law) reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Fund or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as “disabling conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interest of the Fund and did not involve disabling conduct by such indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of the Fund. Notwithstanding the foregoing the Fund shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Fund cannot lawfully waive.

(b) The Fund shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Fund receives a written affirmation of the indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Fund determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for his undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of a quorum of Trustees of the Fund who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-party Trustees of the Fund, or (ii) if such a quorum is not obtainable or even, if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.

The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.

Section 10 of the Registrant’s Distribution Agreement provides as follows:

10. Indemnity and Contribution.

(a)	Each of the Fund and the Investment Adviser agrees to indemnify, defend and hold harmless the Distributor, its partners, directors and officers, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Distributor or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) in a Prospectus (the term Prospectus for the purpose of this Section 10 being deemed to include any preliminary prospectus, any Sales Material, the Prospectus and the Prospectus as amended or supplemented by the Fund), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or Prospectus or necessary to make the statements made therein not misleading (with respect to the Prospectus, in light of the circumstances under which they are made), except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Distributor to the Fund or the Investment Advisor expressly for use with reference to the Distributor in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in light of the circumstances under which they were made).

If any action, suit or proceeding (together, a “Proceeding”) is brought against the Distributor or any such person in respect of which indemnity may be sought against the Fund or the Investment Adviser pursuant to the foregoing paragraph, the Distributor or such person shall promptly notify the Fund or the Investment Adviser, as the case may be, in writing of the institution of such Proceeding and the Fund or the Investment Adviser shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Fund or the Investment Adviser shall not relieve the Fund or the Investment Adviser from any liability which the Fund or the Investment Adviser may have to the Distributor or any such person or otherwise. The Distributor or such person shall have the right to employ its or their own counsel in any such case, but the reasonable fees and expenses of such counsel shall be at the expense of the Distributor or of such person unless the employment of such counsel shall have been authorized in writing by the Fund or the Investment Adviser, as the case may be, in connection with the defense of such Proceeding or the Fund or the Investment Adviser shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Fund or the Investment Adviser (in which case the Fund or the Investment Adviser shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Fund or the Investment Adviser and paid as incurred (it being understood, however, that the Fund or the Investment Adviser shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Neither the Fund nor the Investment Adviser shall be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Fund or the Investment Adviser, the Fund or the Investment Adviser, as the case may be, agrees to indemnify and hold harmless the Distributor and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(b)	The Distributor agrees to indemnify, defend and hold harmless the Fund and the Investment Adviser, their directors or trustees, as applicable, and officers, and any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Fund or the Investment Adviser or any such person may incur under the Securities Act, the Exchange Act, the Investment Company Act, the Advisers Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning the Distributor furnished in writing by or on behalf of the Distributor to the Fund or the Investment Adviser expressly for use with reference to the Distributor in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Fund) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading (with respect to the Prospectus, in light of the circumstances under which they were made).

If any Proceeding is brought against the Fund, the Investment Adviser or any such person in respect of which indemnity may be sought against the Distributor pursuant to the foregoing paragraph, the Fund, the Investment Adviser or such person shall promptly notify the Distributor in writing of the institution of such Proceeding and the Distributor shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Distributor shall not relieve the Distributor from any liability which the Distributor may have to the Fund, the Investment Adviser or any such person or otherwise. The Fund, the Investment Adviser or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Fund, the Investment Adviser or such person, as the case may be, unless the employment of such counsel shall have been authorized in writing by the Distributor in connection with the defense of such Proceeding or the Distributor shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them, which are different from or additional to or in conflict with those available to the Distributor (in which case the Distributor shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Distributor may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Distributor), in any of which events such fees and expenses shall be borne by the Distributor and paid as incurred (it being understood, however, that the Distributor shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Distributor shall not be liable for any settlement of any such Proceeding effected without the written consent of the Distributor but if settled with the written consent of the Distributor agrees to indemnify and hold harmless the Fund, the Investment Adviser and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c)	If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this Section 10 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Investment Adviser on the one hand and the Distributor on the other hand from the Offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Investment Adviser on the one hand and of the Distributor on the other in connection with the statements or omissions, which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Fund or the Investment Adviser on the one hand and the Distributor on the other shall be deemed to be in the same respective proportions as the total proceeds from the Offering (net of Solicitation Fee but before deducting expenses) received by the Fund and the total Solicitation Fee received by the Distributor, bear to the aggregate public offering price of the Shares. The relative fault of the Fund and the Investment Adviser on the hand and of the Distributor on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Fund or the Investment Adviser or by the Distributor and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d)	The Fund and the Investment Adviser and the Distributor agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, the Distributor shall not be required to contribute any amount in excess of the fees received by the Distributor. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)	Notwithstanding any other provisions in this Section 10, no party shall be entitled to indemnification or contribution under this Distribution Agreement against any loss, claim, liability, expense or damage arising by reason of such person’s willful misfeasance, bad faith, or gross negligence in the performance of its duties hereunder or reckless disregard of such duties and obligations hereunder. The parties hereto acknowledge that the foregoing provision shall not be construed to impose upon any such parties any duties under this Distribution Agreement other than specifically set forth herein (it being understood that the Distributor has no duty hereunder to the Fund or the Investment Adviser to perform any due diligence investigation).

(f)	The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Fund contained in this Distribution Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Distributor, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Fund or the Investment Adviser, its directors or officers or any person who controls the Fund or the Investment Adviser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Distribution Agreement or the issuance and delivery of the Shares. The Fund or the Investment Adviser and the Distributor agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Fund or the Investment Adviser, against any of the Fund’s or the Investment Adviser’s directors or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

(g)	The Fund and the Investment Adviser acknowledge that the statements in the Prospectus with respect to solicitation fees and reallowances of solicitation fees under the caption “Plan of Distribution” in the Prospectus, and the statement of the name and principal business address of the Distributor under the caption “Plan of Distribution” in the Prospectus, constitute the only information furnished in writing by or on behalf of the Distributor to the Fund expressly for use with reference to the Distributor in the Registration Statement or in the Prospectus (as amended or supplemented). The Distributor confirms that these statements are correct in all material respects and were so furnished by or on behalf of the Distributor for use in the Prospectus.

Other:

Additionally, the Registrant and the other funds in the Gabelli/GAMCO Fund Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its directors/trustees, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31.	Business And Other Connections Of Investment Adviser

The Adviser, a limited liability company organized under the laws of the State of New York, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 31 to provide a list of the officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the SEC pursuant to the Advisers Act of 1940 (SEC File No. 801-26202).

Item 32.	Location Of Accounts And Records

Registrant’s custodian, The Bank of New York Mellon, at 135 Santilli Highway, Everett, Massachusetts 02419, in part at the offices of the Registrant’s sub-administrator, BNY Mellon Investment Servicing (US) Inc., at 760 Moore Road, King of Prussia, Pennsylvania 19406 and in part at the offices of the Registrant’s transfer agent, Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

Item 33.	Management Services

Not Applicable

Item 34.	Undertakings

1. Registrant undertakes to suspend the offering of shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the net asset value declines more than ten percent from the later of its net asset value as of the effective date of the Registration Statement or the filing of a prospectus supplement pursuant to Rule 497, under the Securities Act of 1933, setting forth the terms of the offering or (b) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the Registration Statement (1) to include any prospectus required by Section 10(a)(3) of the 1933 Act; (2) to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; (3) and to include any material information with respect to any plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; PROVIDED, HOWEVER, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that, for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (3) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5. Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York, on the 1st day of July, 2016.

THE GABELLI GO ANYWHERE TRUST

By:	/s/ Agnes Mullady
Name:	Agnes Mullady
Title:	President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated and on the 1st day of July, 2016.

NAME	TITLE

/s/ Agnes Mullady Agnes Mullady	President

/s/ Joseph H. Egan Joseph H. Egan	Treasurer

* Mario J. Gabelli	Trustee

* Anthony S. Colavita	Trustee

* Frank J. Fahrenkopf, Jr.	Trustee

* Michael J. Melarkey	Trustee

* Kuni Nakamura	Trustee

By:	/s/ Agnes Mullady
as Attorney-in-Fact

EXHIBIT INDEX

(a)(ii)	Second Amended and Restated Statement of Preferences for Series A Preferred Shares

(h)(i)	Form of Distribution Agreement

(h)(ii)	Form of Soliciting Dealer Agreement

(h)(iii)	Form of Lock-Up Certification

(k)(ii)	Form of Escrow Agent Agreement

(k)(iii)	Form of Investor Subscription Agreement

(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP

(n)	Consent of Independent Registered Public Accounting Firm